UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Roadrunner Transportation Systems, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                    , 2018

Dear Stockholder:

We are pleased to announce that the 2018 Annual Meeting of Stockholders of Roadrunner Transportation Systems, Inc. will be held on                     ,     , 2018 at                      Central Time, at                     .

Please refer to the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement for detailed information on each of the matters to be acted upon and the Annual Meeting. Your vote is important. Please vote as soon as possible even if you plan to attend the Annual Meeting. The Notice of Annual Meeting of Stockholders and Proxy Statement contain instructions on how you can vote your shares over the Internet, by telephone, or by mail.

Thank you for your interest in Roadrunner.

Sincerely,
Curtis W. Stoelting
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON                     , 2018

Dear Stockholder:

The 2018 Annual Meeting of Stockholders of Roadrunner Transportation Systems, Inc., a Delaware corporation, will be held on                     ,     , 2018 at                      Central Time, at                 , for the following purposes as more fully described in the accompanying Proxy Statement:

1.

to elect three Class I directors to serve until our 2020 annual meeting of stockholders and four Class II directors to serve until our 2021 annual meeting of stockholders, or until their successors are duly elected and qualified;

2.	to hold a non-binding advisory vote on the compensation of our named executive officers as disclosed in the accompanying Proxy Statement;

3.	to hold a non-binding advisory vote on the frequency (every one, two, or three years) of future stockholder advisory votes on the compensation of our named executive officers;

4.	to approve and adopt our 2018 Incentive Compensation Plan;

5.

to approve an amendment to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio in the range of 1-for-         to 1-for-        , with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split, rounded to the nearest whole share;

6.	to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to shares;

7.

to approve the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights (the “rights”) to purchase shares of our common stock at a subscription price of $0.50 per share to raise $450 million pursuant to a rights offering (the “rights offering”);

8.

to approve the issuance and sale of all unsubscribed shares of our common stock in the rights offering pursuant to a Standby Purchase Agreement (the “Standby Purchase Agreement”) that we are currently negotiating and expect to enter into with funds affiliated with Elliott Management Corporation (collectively, “Elliott”);

9.	to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent;

10.

to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting;

11.	to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause;

12.

to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof;

13.

to approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Second Amended and Restated Bylaws or any provision thereof;

14.	to approve an amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions;

15.	to approve an amendment to our Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law;

16.

to approve an amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees;

17.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

18.	to authorize the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, or 16; and

19.	to transact such other business that may properly come before the meeting or any adjournment or postponement thereof.

After careful consideration and upon the recommendation of the special financing alternatives committee of our board of directors (or the “special committee”), consisting solely of independent directors, and for the reasons set forth in more detail in the accompanying Proxy Statement, our board of directors, other than Ralph (“Cody”) W. Kittle III and Scott L. Dobak, has unanimously (a) determined that the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to             shares, the rights offering and the Standby Purchase Agreement, and the transactions contemplated thereby, and the amendments to our Amended and Restated Certificate of Incorporation set forth in Proposal Nos. 9, 10, 11, 12, 13, 14, 15, and 16 are advisable and in the best interests of our company and our stockholders; and (b) approved and authorized the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to             shares, the rights offering and the Standby Purchase Agreement, and the transactions contemplated thereby, and the amendments to our Amended and Restated Certificate of Incorporation set forth in Proposal Nos. 9, 10, 11, 12, 13, 14, 15, and 16.

After careful consideration and upon the recommendation of the special committee, consisting solely of independent directors, and for the reasons set forth in more detail in the accompanying Proxy Statement, our board of directors, other than Messrs. Kittle and Dobak, unanimously (a) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to             shares (Proposal No. 6); (b) recommends that you vote “FOR” the approval of the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights to purchase shares of our common stock at a subscription price of $0.50 per share to raise $450 million pursuant to a rights offering (Proposal No. 7); (c) recommends that you vote “FOR” the approval of the issuance and sale to Elliott of all unsubscribed shares of our common stock in the rights offering pursuant to the Standby Purchase Agreement (Proposal No. 8); (d) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent (Proposal No. 9); (e) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting (Proposal No. 10); (f) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause (Proposal No. 11); (g) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof (Proposal No. 12); (h) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Second Amended and Restated Bylaws or any provision thereof (Proposal No. 13); (i) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions (Proposal No. 14); (j) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law (Proposal No. 15); and (k) recommends that you vote “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees (Proposal No. 16).

Messrs. Kittle and Dobak have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby and have abstained from all votes related to Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16, and do not make any recommendation regarding Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16. Pursuant to the Standby Purchase Agreement, which we are currently negotiating and expect to enter into, we expect Elliott, who owns approximately     % of our common stock as of the record date, to agree to vote (or cause to be voted) the shares of our common stock owned by it in favor of Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, and 16 at the Annual Meeting.

Neither our board of directors nor the special committee of our board of directors has made, nor will they make, any recommendation to stockholders regarding the exercise of rights pursuant to the rights offering. Stockholders should make an independent investment decision whether to exercise their rights pursuant to the rights offering.

In addition, for the reasons set forth in more detail in the accompanying Proxy Statement, our board of directors unanimously recommends that you vote “FOR” the election of each of the three Class I director nominees and each of the four Class II director nominees (Proposal No. 1); “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3); “FOR” the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4); “FOR” the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio in the range of 1-for-         to 1-for-        , with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split, rounded to the nearest whole share (Proposal No. 5); “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 17); and “FOR” the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, or 16 (Proposal No. 18).

These items of business are more fully described in the accompanying Proxy Statement. Our board of directors has fixed the close of business on                     , 2018 as the record date (the “record date”) for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments of the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible over the Internet or by telephone by following the instructions in the accompanying Proxy Statement. Of course, you may also vote by signing, dating, and returning the enclosed proxy card in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. You may vote in person at the meeting even if you have previously returned a proxy.

By Order of the Board of Directors,

Downers Grove, Illinois	Michael L. Gettle
, 2018	Secretary

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

1431 Opus Place, Suite 530

Downers Grove, Illinois 60515

PROXY STATEMENT

FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2018 Annual Meeting of Stockholders (the “Annual Meeting”), and any postponements or adjournments thereof. The Annual Meeting will be held on                     ,     , 2018, beginning at             Central Time, at            . If you need directions to the location of the meeting, please call                    . We intend to mail this Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, proxy card, and our 2017 Annual Report to Stockholders (the “Annual Report”), on or about                     , 2018. For information on how to vote your shares, see the instructions included on the proxy card and under “About the Meeting—If I am a stockholder of record of shares, how do I vote?” and “About the Meeting—If I am the beneficial owner of shares in street name, how do I vote?” below.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully.

In this Proxy Statement, our “company,” “we,” “our,” or “us” all refer to Roadrunner Transportation Systems, Inc. and its subsidiaries.

Our principal executive offices are located at 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515, and our telephone number is (414) 615-1500. A list of stockholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on            , 2018. These proxy materials, which include the Notice of Annual Meeting of Stockholders, this Proxy Statement, and the Annual Report, are available at www.proxyvote.com.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will be asked to vote on the following items of business:

(1)

the election of three Class I directors to serve until our 2020 annual meeting of stockholders and four Class II directors to serve until our 2021 annual meeting of stockholders, or until their successors are duly elected and qualified;

(2)	the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement;

(3)	the approval, on an advisory basis, on the frequency (every one, two, or three years) of future stockholder advisory votes on the compensation of our named executive officers;

(4)	the approval and adoption of our 2018 Incentive Compensation Plan;

(5)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio in the range of 1-for-             to 1-for-            , with such ratio to be determined in the discretion of our board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split, rounded to the nearest whole share (collectively, the “Reverse Stock Split Proposal”);

(6)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to            shares (the “Authorized Share Increase Proposal”);

(7)

the approval of the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights to purchase shares of our common stock at a subscription price of $0.50 per share to raise $450 million pursuant to a rights offering (the “Rights Offering Proposal”);

(8)

the approval of the issuance and sale to Elliott of all unsubscribed shares of our common stock in the rights offering pursuant to the Standby Purchase Agreement that we are currently negotiating and expect to enter into with Elliott (the “Standby Purchase Agreement Proposal”);

(9)	the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent (the “Written Consent Proposal”);

(10)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting (the “Special Meeting Proposal”);

(11)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause (the “Director Removal Proposal”);

(12)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof (the “Certificate of Incorporation Amendment Proposal”);

(13)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Second Amended and Restated Bylaws or any provision thereof (the “Bylaw Amendment Proposal”);

(14)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum for all legal actions (the “Forum Selection Proposal”);

(15)	the approval of an amendment to our Amended and Restated Certificate of Incorporation to opt-out of Section 203 of the Delaware General Corporation Law (the “Section 203 Opt-Out Proposal”);

(16)

the approval of an amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees (the “Business Opportunity Proposal”);

(17)	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

(18)

the approval of the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, or 16 (the “Meeting Adjournment Proposal”); and

(19)	any other business that may properly come before the meeting or any adjournment or postponement thereof.

What are the recommendations of our board of directors?

After careful consideration and upon the recommendation of the special committee of our board of directors, consisting solely of independent directors, and for the reasons set forth in more detail in this Proxy Statement, our board of directors, other than Messrs. Kittle and Dobak, has unanimously (a) determined that the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to             shares, the rights offering and the Standby Purchase Agreement, and the transactions contemplated thereby, and the amendments to our Amended and Restated Certificate of Incorporation set forth in Proposal Nos. 9, 10, 11, 12, 13, 14, 15, and 16 are advisable and in the best interests of our company and our stockholders; and (b) approved and authorized the amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 105,000,000 shares to             shares, the rights offering and the Standby Purchase Agreement, and the transactions contemplated thereby, and the amendments to our Amended and Restated Certificate of Incorporation set forth in Proposal Nos. 9, 10, 11, 12, 13, 14, 15, and 16.

After careful consideration and upon the recommendation of the special committee of our board of directors, consisting solely of independent directors, and for the reasons set forth in more detail in this Proxy Statement, our board of directors, other than Messrs. Kittle and Dobak, unanimously (a) recommends that you vote “FOR” the Authorized Share Increase Proposal (Proposal No. 6); (b) recommends that you vote “FOR” the Rights Offering Proposal (Proposal No. 7); (c) recommends that you vote “FOR” the Standby Purchase Agreement Proposal (Proposal No. 8); (d) recommends that you vote “FOR” the Written Consent Proposal (Proposal No. 9); (e) recommends that you vote “FOR” the Special Meeting Proposal (Proposal No. 10); (f) recommends that you vote “FOR” the Director Removal Proposal (Proposal No. 11); (g) recommends that you vote “FOR” the Certificate of Incorporation Amendment Proposal (Proposal No. 12); (h) recommends that you vote “FOR” the Bylaw Amendment Proposal (Proposal No. 13); (i) recommends that you vote “FOR” the Forum Selection Proposal (Proposal No. 14); (j) recommends that you vote “FOR” the Section 203 Opt-Out Proposal (Proposal No. 15); and (k) recommends that you vote “FOR” the Business Opportunity Proposal (Proposal No. 16). Messrs. Kittle and Dobak have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby and have abstained from all votes related to Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16, and do not make any recommendation regarding Proposal Nos. 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, and 16. Pursuant to the Standby Purchase Agreement, which we are currently negotiating and expect to enter into, we expect Elliott, who owns approximately     % of our common stock as of the record date, to agree to vote (or cause to be voted) the shares of our common stock owned by it in favor of Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, and 16 at the Annual Meeting.

Neither our board of directors nor the special committee of our board of directors has made, nor will they make, any recommendation to stockholders regarding the exercise of rights pursuant to the rights offering. Stockholders should make an independent investment decision whether to exercise their rights pursuant to the rights offering.

In addition, for the reasons set forth in more detail in this Proxy Statement, our board of directors unanimously recommends that you vote “FOR” the election of each of the three Class I director nominees and each of the four Class II director nominees (Proposal No. 1); “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3); “FOR” the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4); “FOR” the Reverse Stock Split Proposal (Proposal No. 5); “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 17); and “FOR” the approval of the Meeting Adjournment Proposal (Proposal No. 18).

Who is entitled to notice of and to vote at the Annual Meeting?

You are entitled to receive notice of and to vote at the Annual Meeting (and any postponements or adjournments thereof) if our records indicate that you owned shares of our common stock at the close of business on                     , 2018, the record date for the Annual Meeting. At the close of business on that date,             shares of our common stock were outstanding and entitled to vote. You are entitled to one vote for each share held, and you may vote on each matter to come before the meeting. We do not have cumulative voting rights for the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in “street name”?

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the proxy materials will be sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner of Shares Held in Street Name: If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other nominee, then you are the beneficial owner of shares held in “street name,” and the proxy materials will be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete, and deliver the proper documentation provided by your nominee and bring it with you to the Annual Meeting.

If I am a stockholder of record of shares, how do I vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy on the Internet, by telephone, or by mail, all as described below. We recommend that you vote by proxy even if you plan to attend the Annual Meeting so that your vote will be counted even if you later decide not to attend the Annual Meeting. You can always change your vote at the Annual Meeting. The Internet and telephone voting procedures are designed to authenticate stockholders and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return a written proxy card by mail. The Internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on                    , 2018.

By Internet: You may submit your proxy over the Internet by going to www.proxyvote.com and completing an electronic proxy card in accordance with the instructions provided on the proxy card. You will need the control number that appears on your proxy card included with this Proxy Statement.

By Telephone: You may submit your proxy by telephone in accordance with the instructions provided on the proxy card. You will need the control number that appears on your proxy card included with this Proxy Statement.

By Mail: You may choose to vote by mail by marking your proxy card, dating and signing it, and returning it in the postage-paid envelope provided by following the instructions on the proxy card. If the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Please allow sufficient time for mailing if you decide to vote by mail.

In Person: You may vote in person at the Annual Meeting. Valid, government issued photographic identification is required to enter the meeting. We will give you a ballot when you arrive.

If I am the beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, you may vote in person at the Annual Meeting or by proxy on the Internet, by telephone, or by mail, by following the voting instructions you will receive from the holder of record, which is the brokerage firm, bank, broker-dealer, or other nominee holding your shares. You must follow these voting instructions to vote your shares. If you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the holder of record. Valid, government issued photographic identification is required to enter the meeting.

Can I revoke my proxy and change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting. If you are a stockholder of record, you may change your vote by submitting another proxy on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked by providing a written notice of revocation to our secretary at Roadrunner Transportation Systems, Inc., 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to the holder of record following the instructions they provided or, if you have obtained a legal proxy from the holder of record giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

What if I don’t give specific voting instructions?

Stockholders of Record: If you are a stockholder of record and you indicate that you wish to vote as recommended by our board of directors, or you return a signed proxy card but do not specify how you wish to vote, then your shares will be voted “FOR” the election of each of the three Class I director nominees and each of the four Class II director nominees (Proposal No. 1); “FOR” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3); “FOR” the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4); “FOR” the Reverse Stock Split Proposal (Proposal No. 5); “FOR” the Authorized Share Increase Proposal (Proposal No. 6); “FOR” the Rights Offering Proposal (Proposal No. 7); “FOR” the Standby Purchase Agreement Proposal (Proposal No. 8); “FOR” the Written Consent Proposal (Proposal No. 9); “FOR” the Special Meeting Proposal (Proposal No. 10); “FOR” the Director Removal Proposal (Proposal No. 11); “FOR” the Certificate of Incorporation Amendment Proposal (Proposal No. 12); “FOR” the Bylaw Amendment Proposal (Proposal No. 13); “FOR” the Forum Selection Proposal (Proposal No. 14); “FOR” the Section 203 Opt-Out Proposal (Proposal No. 15); “FOR” the Business Opportunity Proposal (Proposal No. 16); “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 17); and “FOR” the Meeting Adjournment Proposal (Proposal No. 18). If you indicate a choice with respect to any matter to be acted upon on your proxy card, your shares will be voted in accordance with your instructions on such matter.

Beneficial Owner of Shares Held in Street Name: If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with voting instructions, your broker or other nominee will vote your shares only on those proposals on which it has received instructions or on which it has discretion to vote; if your broker or nominee does not have discretion to vote, your returned proxy will be considered a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but are not counted for purposes of determining the number of votes cast with respect to a particular proposal. Your broker or nominee does not have discretion to vote your shares on the non-routine matters such as the election of directors (Proposal No. 1), the advisory vote on the compensation of our named executive officers (Proposal No. 2), the advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3), the proposal for the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4), the Reverse Stock Split Proposal (Proposal No. 5), the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), the Standby Purchase Agreement Proposal (Proposal No. 8), the Written Consent Proposal (Proposal No. 9), the Special Meeting Proposal (Proposal No. 10), the Director Removal Proposal (Proposal No. 11), the Certificate of Incorporation Amendment Proposal (Proposal No. 12), the Bylaw Amendment Proposal (Proposal No. 13), the Forum Selection Proposal (Proposal No. 14), the Section 203 Opt-Out Proposal (Proposal No. 15), the Business Opportunity Proposal (Proposal No. 16), and the Meeting Adjournment Proposal (Proposal No. 18). However, your broker or nominee does have discretion to vote your shares on routine matters. The only routine matter at the Annual Meeting is the proposal for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal No. 17).

How are abstentions and broker non-votes treated?

In accordance with Delaware law, only votes cast “for” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Abstentions will have the same effect as negative votes for Proposal Nos. 2, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, and 18. For Proposal Nos. 1 and 3, which are determined by a plurality of the votes cast, stockholders will only have the option to vote “for” or “withhold” and will not have the option to abstain.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to the election of directors (Proposal No. 1), the advisory vote on the compensation of our named executive officers (Proposal No. 2), the advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers (Proposal No. 3), the proposal for the approval and adoption of our 2018 Incentive Compensation Plan (Proposal No. 4), the Reverse Stock Split Proposal (Proposal No. 5), the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), the Standby Purchase Agreement Proposal (Proposal No. 8), the Written Consent Proposal (Proposal No. 9), the Special Meeting Proposal (Proposal No. 10), the Director Removal Proposal (Proposal No. 11), the Certificate of Incorporation Amendment Proposal (Proposal No. 12), the Bylaw Amendment Proposal (Proposal No. 13), the Forum Selection Proposal (Proposal No. 14), the Section 203 Opt-Out Proposal (Proposal No. 15), the Business Opportunity Proposal (Proposal No. 16), or the Meeting Adjournment Proposal (Proposal No. 18) without your instructions. Thus, if you do not give your broker or nominee specific instructions with respect to a non-discretionary matter, your shares will not be voted on such matter and will not be counted as shares entitled to vote on such matter. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum. As “broker non-votes” are not considered entitled to vote on the proposal, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote on the proposal from which a majority is calculated.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxies by our board of directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instruction of the stockholder. Except as described above with respect to broker non-votes, if no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have properly revoked your proxy instructions.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date will constitute a quorum, permitting the conduct of business at the Annual Meeting. As of the record date,              shares of our common stock were outstanding and entitled to vote. Accordingly, the presence of the holders of our common stock representing at least              shares will be required to establish a quorum. Abstentions, broker non-votes (discussed above), and “withhold” votes will be included in the calculation of the number of shares considered to be present at the meeting.

If the holders of less than a majority of the outstanding shares of our common stock entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time, or place, and notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before an adjournment is taken.

What vote is required to approve each proposal?

Proposal No. 1 – Election of Directors. Directors are elected by a plurality of the votes cast. This means that the three nominees receiving the largest number of affirmative votes of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be elected as the Class I directors and the four nominees receiving the largest number of affirmative votes of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be elected as the Class II directors.

Proposal No. 2 – Advisory Vote on the Compensation of our Named Executive Officers. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the proposal will be required to approve, on an advisory basis, the compensation of our named executive officers. As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Proposal No. 3 – Advisory Vote on the Frequency of Future Stockholder Advisory Votes on the Compensation of our Named Executive Officers. A plurality of the votes cast will be required to approve the frequency with which we should seek future stockholder advisory votes on the compensation of our named executive officers. This means that the option receiving the highest number of affirmative votes of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal will be determined to be the preferred frequency. As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee will consider the choice that receives the most votes when making future decisions regarding the frequency of future stockholder advisory votes on the compensation of our named executive officers.

Proposal No. 4 – Approval and Adoption of our 2018 Incentive Compensation Plan. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the proposal will be required to approve and adopt our 2018 Incentive Compensation Plan.

Proposal No. 5 – Approval of the Reverse Stock Split Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Reverse Stock Split Proposal.

Proposal No. 6 – Approval of the Authorized Share Increase Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Authorized Share Increase Proposal.

Proposal No. 7 – Approval of the Rights Offering Proposal. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be required to approve the Rights Offering Proposal. In addition, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal, excluding the shares of our common stock held by Elliott, will be required to approve the Rights Offering Proposal.

Proposal No. 8 – Approval of the Standby Purchase Agreement Proposal. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be required to approve the Standby Purchase Agreement Proposal. In addition, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal, excluding the shares of our common stock held by Elliott, will be required to approve the Standby Purchase Agreement Proposal.

Proposal No. 9 – Approval of the Written Consent Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Written Consent Proposal

Proposal No. 10 – Approval of the Special Meeting Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Special Meeting Proposal.

Proposal No. 11 – Approval of the Director Removal Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Director Removal Proposal.

Proposal No. 12 – Approval of the Certificate of Incorporation Amendment Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Certificate of Incorporation Amendment Proposal.

Proposal No. 13 – Approval of the Bylaw Amendment Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Bylaw Amendment Proposal.

Proposal No. 14 – Approval of the Forum Selection Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Forum Selection Proposal.

Proposal No. 15 – Approval of the Section 203 Opt-Out Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Section 203 Opt-Out Proposal.

Proposal No. 16 – Approval of the Business Opportunity Proposal. The affirmative vote of the holders of a majority of the shares of our common stock entitled to vote on the proposal will be required to approve the Business Opportunity Proposal.

Proposal No. 17 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal will be required to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Proposal No. 18 – Approval of the Meeting Adjournment Proposal. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the proposal will be required to approve the Meeting Adjournment Proposal.

If any other matter is properly submitted to the stockholders at the annual meeting, its adoption generally will require the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on that matter.

If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

No. If the Rights Offering Proposal is approved by the stockholders, but the Authorized Share Increase Proposal or the Standby Purchase Agreement Proposal are not approved by our stockholders, the company will not conduct the rights offering. If the Authorized Share Increase Proposal is not approved by our stockholders, we will not have a sufficient number of authorized shares of our common stock to issue upon the exercise of rights, which will make it impossible to consummate the rights offering as currently contemplated. If the Standby Purchase Agreement Proposal is not approved by our stockholders, we do not intend to conduct the rights offering because we would not be certain that the rights offering, absent the backstop commitment (as defined herein), would be fully subscribed to raise the $450 million. In addition, we expect that, pursuant to the Standby Purchase Agreement we are currently negotiating and expect to enter into, the Written Consent Proposal, the Special Meeting Proposal, the Director Removal Proposal, the Bylaw Amendment Proposal, the Forum Selection Proposal, the Section 203 Opt-Out Proposal, the Certificate of Incorporation Amendment Proposal, and the Business Opportunity Proposal must be approved by our stockholders as a condition to Elliott’s obligation to provide the backstop commitment. As a result, if our stockholders do not approve any of the Written Consent Proposal, the Special Meeting Proposal, the Director Removal Proposal, the Certificate of Incorporation Amendment Proposal, the Bylaw Amendment Proposal, the Forum Selection Proposal, the Section 203 Opt-Out Proposal, or the Business Opportunity Proposal, and Elliott does not waive such condition, the company will not conduct the rights offering because we would not receive the backstop commitment from Elliott and would not be certain that the rights offering would be fully subscribed to raise the $450 million.

If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders and the company conducts the rights offering, am I required to exercise the rights I receive in the rights offering?

No. If the Rights Offering Proposal (Proposal No. 7) is approved by the requisite stockholder vote, and the company conducts the rights offering, you may exercise any number of your rights or you may choose not to exercise any rights.

Why am I being asked to vote on the Standby Purchase Agreement Proposal (Proposal No. 8) to approve the issuance and sale of our common stock to Elliott pursuant to the Standby Purchase Agreement that we are currently negotiating and expect to enter into?

Section 312.03 of the NYSE Listed Company Manual requires us to obtain stockholder approval prior to issuing securities that will result in a change in control. This rule does not specifically define when a change in control of an issuer may be deemed to occur. However, guidance suggests that a change in control may be deemed to occur, subject to certain limited exceptions, if, after a transaction, a person or entity will hold 20% or more of an issuer’s then outstanding capital stock. As of the record date, Elliott beneficially owns approximately        % of our issued and outstanding common stock. Following consummation of the rights offering and backstop commitment (as defined herein), depending on the number of unsubscribed shares of our common stock Elliott purchases pursuant to the backstop commitment, Elliott may be deemed to beneficially own 20% or more of our issued and outstanding common stock. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further discussion.

How can I receive my proxy materials electronically in the future?

Although we are delivering paper copies of the proxy materials this year, we may send proxy materials to stockholders electronically going forward. Stockholders who sign up to receive proxy materials electronically will receive an e-mail prior to next year’s annual meeting with links to the proxy materials, which may give them faster delivery of the materials and will help us save printing and mailing costs and conserve natural resources. Your election to receive proxy materials by e-mail will remain in effect until you terminate your election. To receive proxy materials electronically by e-mail in the future, follow the instructions described below.

If you would like to sign up to receive proxy materials electronically in the future, please have your proxy card available and register using one of the following choices:

Stockholders of Record: If you are a stockholder of record of shares, please go to www.proxyvote.com and follow the instructions for requesting meeting materials.

Street Name Holders: If you are a beneficial owner of shares in street name, you may either go to www.proxyvote.com and follow the instructions to enroll for electronic delivery or contact your brokerage firm, bank, broker-dealer, or other nominee that holds your shares.

What does it mean if I receive more than one notice?

This means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account over the Internet or by telephone or sign and return by mail all proxy cards. We encourage you to register all of your shares in the same name and address by contacting the Shareholder Services Department at our transfer agent, American Stock Transfer & Trust Company, at (800) 937-5449. If you hold your shares through an account with a bank or broker, you should contact your bank or broker and request consolidation of your accounts.

What is “householding” and how does it affect me?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy materials and would like to participate in our householding program, please contact Broadridge Financial Solutions, Inc. by calling toll-free at (800) 542-1061, or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our proxy materials, please contact Broadridge as described above. In addition, we will promptly deliver, upon the written or oral request to Broadridge at the address or telephone number above, a separate copy of our proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

Who will count the vote?

Broadridge Financial Solutions, Inc. will act as the inspector of elections and will tabulate the votes.

When will the voting results be announced?

Preliminary voting results will be announced at the Annual Meeting and final results will be published in a Current Report on Form 8-K filed within four business days after the Annual Meeting. If final voting results are not available to us in time to include them in such Current Report on Form 8-K, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as final results become available.

Who will pay for the solicitation of proxies?

We will pay the cost of soliciting proxies. In addition to the use of mail, our employees may solicit proxies personally, by e-mail, facsimile, and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers, and other custodians, nominees, and fiduciaries to forward copies of the proxy materials to the beneficial owners of our common stock and to request authority for the execution of proxies, and we may reimburse such persons for their expenses incurred in connection with these activities.

Who should I contact if I have any questions about the proxy materials or voting?

If you have any questions about the proxy materials or if you need assistance submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact            , the proxy solicitation agent, toll-free at            .

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain information set forth in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical fact, included in this Proxy Statement regarding our strategy, prospects, plans, objectives, future operations, future revenue and earnings, projected margins and expenses, markets for our services, potential acquisitions or strategic alliances, financial position, and liquidity and anticipated cash needs and availability are forward-looking statements. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These forward-looking statements represent our current reasonable expectations and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, and achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including, but not limited to, those described in the section entitled “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on September 19, 2018, and the following:

•	the effects of significant liability claims and the cost of maintaining our insurance;

•	the effects of increased premium costs;

•	the cost of compliance with and the effects of governmental and environmental regulations;

•	fluctuations in the levels of capacity in the over-the-road freight sector;

•	our ability to successfully execute our acquisition strategy;

•	our ability to integrate our acquired companies;

•	our international operations;

•	our ability to service our debt obligations;

•	fluctuations in the price or availability of fuel;

•	general economic, political, and other risks that are out of our control, including any prolonged delay in a recovery of the U.S. over-the-road freight sector;

•	the competitive nature of the transportation industry;

•	our reliance on our executive officers and key personnel;

•	our reliance on independent contractors to provide transportation services to our customers;

•	the ability of our carriers to meet our needs and expectations, and those of our customers;

•	our ability to maintain, enhance, or protect our proprietary technology systems;

•	the outcome of pending securities litigation and related investigations by the U.S. Department of Justice and the SEC;

•	seasonal fluctuations in our business;

•	our ability to attract and retain sales representatives;

•	the volatility of the market price of our common stock;

•	certain provisions in our charter documents that could discourage potential acquisitions or delay, deter, or prevent a change in control;

•	the significant influence over our company by our principal stockholders; and

•	other risks and uncertainties described from time to time in our reports filed with the SEC, which are incorporated by reference.

We urge you to consider these factors and to review carefully the section captioned “Risk Factors” in our Registration Statement on Form S-1 filed with the SEC on September 19, 2018 for a more complete discussion of the risks associated with an investment in our common stock. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this Proxy Statement are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of our board of directors, which is currently comprised of ten directors. Our board of directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms.

On April 16, 2018, Mark A. DiBlasi, Scott D. Rued, and Judith A. Vijums resigned from our board of directors. On April 17, 2018, our board of directors elected Michael L. Gettle, our President, Chief Operating Officer, and Secretary, to serve as a Class III director to fill one of the vacancies created by the resignations described above. On April 17, 2018, our board of directors also approved a reduction in the size of our board of directors from twelve members to ten members.

Our directors are currently divided among the three classes as follows:

•	the Class I directors are Christopher L. Doerr, Brian C. Murray, and James D. Staley, and their terms will expire at the Annual Meeting;

•	the Class II directors are Scott L. Dobak, Curtis W. Stoelting, William S. Urkiel, and Michael P. Ward, and their terms will expire at the Annual Meeting; and

•	the Class III directors are Michael L. Gettle, John G. Kennedy, III, and Ralph (“Cody”) W. Kittle III, and their terms will expire at the annual meeting of stockholders to be held in 2019.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Because we did not hold an annual meeting of stockholders in 2017 due to the restatement of our financial statements, the three Class I directorships and four Class II directorships are up for election at the Annual Meeting. Each person elected as a Class I director at the Annual Meeting will serve a two-year term expiring at the annual meeting of stockholders to be held in 2020 or until their respective successors have been duly elected and qualified, and each person elected as a Class II director at the Annual Meeting will serve a three-year term expiring at the annual meeting of stockholders to be held in 2021 or until their respective successors have been duly elected and qualified. Our board of directors has nominated Christopher L. Doerr, Brian C. Murray, and James D. Staley for reelection as Class I directors at the Annual Meeting and Scott L. Dobak, Curtis W. Stoelting, William S. Urkiel, and Michael P. Ward for reelection as Class II directors at the Annual Meeting.

Directors are elected by a plurality of the votes cast, and the three nominees who receive the largest number of affirmative votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote will be elected as the Class I directors and the four nominees who receive the largest number of affirmative votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote will be elected as the Class II directors. Withheld and broker non-votes will have no effect on the outcome of the election.

Our board of directors has no reason to believe that any of its nominees will refuse or be unable to accept election. However, if any nominee is unable to accept election or if any other unforeseen contingencies should arise, our board of directors may designate a substitute nominee. If our board of directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by our board of directors.

Our board of directors unanimously recommends that you vote “FOR” the election of each of the director nominees named herein.

The following table, together with the accompanying text, sets forth the names and certain other information as of October 10, 2018 for each of the nominees for election as a director and for each of the continuing members of our board of directors.

Name	Age	Position(s) Held
James D. Staley(1)(6)(7)	69	Chairman of the Board
Curtis W. Stoelting	58	Chief Executive Officer and Director
Michael L. Gettle(2)	59	President, Chief Operating Officer, Secretary and Director
Scott L. Dobak(3)(6)(7)	55	Director
Christopher L. Doerr(6)(7)	69	Director
John G. Kennedy, III(5)(7)	57	Director
Ralph (“Cody”) W. Kittle III(4)	29	Director
Brian C. Murray(5)	52	Director
William S. Urkiel(5)(6)	72	Director
Michael P. Ward(6)	58	Director

(1)	Mr. Staley was appointed Chairman of our board of directors on November 14, 2017.
(2)	Mr. Gettle was elected to our board of directors on April 17, 2018.
(3)	Mr. Dobak was elected to our board of directors on June 6, 2017.
(4)	Mr. Kittle was elected to our board of directors on June 6, 2017.
(5)	Member of the audit committee.
(6)	Member of the compensation committee.
(7)	Member of the nominating/corporate governance committee.

Nominees for Class I Director

Christopher L. Doerr has served as a director of our company since October 2010. Mr. Doerr is currently the sole member of Passage Partners, LLC, a private investment company. Mr. Doerr served as Co-Chief Executive Officer of Sterling Aviation Holdings, Inc., an aircraft management and charter company, from 2004 to 2014. From 2009 to 2011, Mr. Doerr served as Executive Chairman and Chief Executive Officer of Karl’s Rental, Inc., a global manufacturer and supplier of portable event structures and related equipment. Prior to that, Mr. Doerr served as President and Co-Chief Executive Officer of Leeson Electric Corporation from 1986 to 2001. Mr. Doerr currently serves on the board of directors and compensation committee of Regal Beloit Corporation (NYSE: RBC), a publicly traded manufacturer of commercial, industrial, and HVAC electric motors, electric generators and controls, and mechanical motion control products. Mr. Doerr was nominated to our board of directors because of his proven business acumen and executive and operational experience, having served as the chief executive officer of several companies, and because of his experience on other public company boards of directors.

Brian C. Murray has served as a director of our company since August 2015. Effective June 1, 2018, Mr. Murray was appointed the Chief Executive Officer of Ryan Companies US, Inc., a national firm providing real estate services including architecture and engineering, development, construction, capital markets and real estate management. Previously, Mr. Murray served as Chief Financial Officer of Ryan Companies since November 2009 and as Chief Operating Officer of Ryan Companies since May 2014. Prior to joining Ryan Companies, Mr. Murray held various positions with UnitedHealth Group, Inc., most recently serving as the Chief Financial Officer of its Specialized Care Services division. Mr. Murray was nominated to our board of directors because of his expertise with accounting and audit matters, his deep understanding of financial reporting rules and regulations, and his experience with executive functions as a chief financial officer.

James D. Staley has served as the chairman of our board of directors since November 2017 and has been a director of our company since October 2010. Mr. Staley previously served as the lead independent director of our board of directors from December 2016 to November 2017. Mr. Staley is presently retired. From 2004 through December 2007, Mr. Staley served in various capacities for YRC Worldwide, Inc. (NASDAQ: YRCW) and its subsidiaries, one of the world’s largest transportation services providers, including as President and Chief Executive Officer of Roadway Group and YRC Regional Transportation. Prior to that, Mr. Staley served for over 30 years in various capacities for Roadway Express, including President and Chief Operating Officer. Mr. Staley currently serves as the Lead Director and on the audit, compensation, and nominating and corporate governance committees of Douglas Dynamics, Inc. (NYSE: PLOW), a designer, manufacturer, and seller of snow and ice control equipment for light trucks. Mr. Staley was nominated to our board of directors because of his executive and operational experience with a public company in the transportation industry, and his experience on other public company boards of directors.

Nominees for Class II Director

Scott L. Dobak has served as a director of our company since June 2017. Mr. Dobak currently serves as the Chief Executive Officer of Dicom Transportation Group, where he has been employed since January 2014. Prior to that, Mr. Dobak served in various leadership roles with our company from January 2007 to December 2013, most recently serving as our President—Less-than-Truckload and Transportation Management Solutions. Mr. Dobak was nominated to our board of directors in connection with our entry into an Investment Agreement, dated May 1, 2017 (the “Investment Agreement”), with Elliott, and because of his proven business acumen, his executive and operational experience in the transportation industry, and his familiarity with our business.

Curtis W. Stoelting has served as our Chief Executive Officer since April 2017 and has been a director of our company since January 2016. Mr. Stoelting previously served as our principal financial officer and principal accounting officer from April 2017 until March 2018 and our President and Chief Operating Officer from January 2016 until April 2017. Prior to joining our company, Mr. Stoelting served as the Chief Executive Officer and a director of TOMY International (formerly RC2 Corporation) from January 2003 to March 2013. RC2 Corporation (NASDAQ: RCRC) was acquired by TOMY Company, Ltd. in April 2011. Mr. Stoelting previously served as RC2’s Chief Operating Officer from 2000 to 2003, Executive Vice President from 1998 to 2000 and Chief Financial Officer from 1994 to 1998. Prior to that, Mr. Stoelting was with Arthur Andersen for 12 years. Mr. Stoelting currently serves on the Board of Directors and Compensation Committee of Regal-Beloit Corporation (NYSE: RBC), a publicly traded manufacturer of commercial, industrial, and HVAC electric motors, electric generators and controls, and mechanical motion control products. Mr. Stoelting was nominated to our board of directors because of his role as our chief executive officer, which enables him to provide the board with insight based on his day-to-day interactions with our company, and because of his operational expertise. As a management representative on our board of directors, Mr. Stoelting provides an insider’s perspective in board discussions about the business and strategic direction of our company.

William S. Urkiel has served as a director of our company since May 2010. Mr. Urkiel currently serves on the board of directors and audit committee of Crown Holdings, Inc. (NYSE: CCK), where he has been a director since December 2004. Mr. Urkiel served as a director of Suntron Corporation from August 2006 until June 2013. From May 1999 until January 2005, Mr. Urkiel served as Senior Vice President and Chief Financial Officer of IKON Office Solutions. From February 1995 until April 1999, Mr. Urkiel served as the Corporate Controller and Chief Financial Officer at AMP Incorporated. Prior to 1999, Mr. Urkiel held various financial management positions at IBM Corporation. Mr. Urkiel was nominated to our board of directors because of his financial and accounting expertise evidenced by his position as chief financial officer of multiple companies, his knowledge of corporate finance, accounting principles, and audit procedures, as well as his corporate governance experience.

Michael P. Ward has served as a director of our company since February 2016. Mr. Ward currently serves as the Managing Director of Research at Seaport Global Securities, where he has been employed since 2016. Prior to that time, Mr. Ward served as a Managing Director at Sterne Agee CRT between 2011 and 2016 and as the President of Ward Transportation Research, a small independent research boutique which specialized in the automotive and airline sectors, from 2005 to 2011. Prior to that time, Mr. Ward worked for major Wall Street brokerage firms for 10 years, including Kidder, Peabody & Co., PaineWebber, and Salomon Smith Barney. Mr. Ward was nominated to our board of directors because of his proven business acumen and his extensive experience as a sell-side analyst following the auto and auto parts sectors.

Continuing Directors

Michael L. Gettle has served as our President, Chief Operating Officer, and Secretary since April 2017 and has been a director of our company since April 2018. Mr. Gettle previously served as our Executive Vice President from May 2016 until April 2017. Prior to joining our company, Mr. Gettle served as Americas Chief Executive Officer of TNS, a division of British multinational WPP plc from January 2013 to May 2016 and as Global Chief Financial Officer and Chief Operating Officer from October 2008 to December 2012. Prior to that time, Mr. Gettle served as the Executive Vice President and Chief Financial Officer of Millward Brown from 1992 to October 2008. Prior to joining Millward Brown, Mr. Gettle served in various positions with Arthur Andersen LLP for nine years. Mr. Gettle was nominated to our board of directors because of his role as our president and chief operating officer, which enables him to provide the board with insight based on his day-to-day interactions with our company, and because of his operational expertise. As a management representative on our board of directors, Mr. Gettle provides an insider’s perspective in board discussions about the business and strategic direction of our company.

John G. Kennedy, III has served as a director of our company since December 2012. Mr. Kennedy served as Senior Advisor and Managing Director and Head of Capital Markets at Tudor, Pickering, Holt & Co. Securities, Inc., an integrated energy investment and merchant bank, from 2010 until 2017. Mr. Kennedy currently serves as a Manager for TMX Finance LLC. Mr. Kennedy has more than 30 years of experience in investment banking. Mr. Kennedy served as a Managing Director of Deutsche Bank’s investment banking group and served as a Managing Director of Donaldson, Lufkin & Jenrette until its sale to Credit Suisse First Boston. Mr. Kennedy has served or currently serves as trustee or director of various private companies, foundations, and not-for-profit institutions. Mr. Kennedy was nominated to our board of directors because of his proven business acumen and his extensive banking and capital markets experience.

Ralph (“Cody”) W. Kittle III has served as a director of our company since June 2017. Mr. Kittle currently serves as an investment professional with Elliott Management Corporation, where he has been employed since August 2014. Prior to that, Mr. Kittle served as an associate at Wind Point Partners, a private equity firm based in Chicago, and in Investment Banking at J.P. Morgan, where he focused on mergers and acquisitions in the industrial and consumer industries. Mr. Kittle was nominated to our board of directors in connection with the Investment Agreement and because of his significant business and investment experience across a wide range of industries, including in the transportation and logistics sectors, as well as experience with financial and operational matters for businesses.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of Directors

Our common stock is listed on the New York Stock Exchange (the “NYSE”). Under the rules of the NYSE, independent directors must comprise a majority of a listed company’s board of directors.

Our board of directors has undertaken a review of its composition, the composition of its committees, and the independence of each director. Based upon all of the relevant facts and circumstances, including information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, our board of directors has affirmatively determined that each of Messrs. Dobak, Doerr, Kennedy, Murray, Staley, Urkiel, and Ward is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE. Accordingly, a majority of our directors are independent, as required under applicable NYSE rules. Our board of directors found that none of these directors had a material or other disqualifying relationship with our company. In making this determination, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including each non-employee director’s beneficial ownership of our capital stock. Messrs. Stoelting and Gettle are not considered independent directors as a result of their positions as executive officers of our company. Mr. Kittle is not considered “independent” as a result of his relationship with Elliott, which hold approximately     % of our outstanding common stock and all of our outstanding preferred stock. In addition to dividend payments on the preferred stock, we paid to Elliott a daily payment from the closing of the preferred stock investment on May 2, 2017 until the repayment of the Series F preferred stock on July 21, 2017, which totaled $2.7 million.

There are no family relationships among any of our directors, director nominees, or executive officers.

Committees of the Board of Directors

Our board of directors has the authority to appoint committees to perform certain management and administration functions. Our board of directors has an audit committee, a compensation committee, and a nominating/corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the board of directors.

Audit Committee

The current members of our audit committee are Messrs. Murray (chairman), Kennedy, and Urkiel, each of whom satisfies the independence requirements under the NYSE listing standards and Rule 10A-3(b)(1) of the Exchange Act. Our board of directors has determined that Mr. Murray is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with audit committee requirements. In arriving at this determination, our board of directors has examined each audit committee member’s professional experience and the nature of their employment in the corporate finance sector. Our audit committee held 48 meetings during fiscal 2017 and 11 meetings during fiscal 2016.

Our audit committee assists our board of directors with oversight of matters relating to accounting, internal control, auditing, financial reporting, risk, and legal and regulatory compliance. The committee oversees the audit and other services provided by our independent registered public accounting firm and is directly responsible for the appointment, independence, qualifications, compensation, and oversight of our independent registered public accounting firm, which reports directly to the committee. The committee also oversees our internal audit function. The audit committee has the following responsibilities, among other things, as set forth in the audit committee charter:

•	reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;

•	evaluating the performance of our independent registered public accounting firm and deciding whether to retain their services;

•	monitoring the rotation of partners of our independent registered public accounting firm on our engagement team as required by law;

•

reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management, including a review of disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	preparing the audit committee report required by the SEC to be included in our annual proxy statement;

•

reviewing, with our independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy, and effectiveness of our financial controls;

•	conducting an annual assessment of the performance of the audit committee and its members, and the adequacy of its charter; and

•	establishing procedures for the receipt, retention, and treatment of complaints received by us regarding financial controls, accounting, or auditing matters.

Compensation Committee

The current members of our compensation committee are Messrs. Ward (chairman), Dobak, Doerr, Staley, and Urkiel, each of whom our board of directors has determined to be independent under the NYSE listing standards, including the enhanced independence for members of the compensation committee, a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act, and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Our compensation committee held four meetings during fiscal 2017 and four meetings during fiscal 2016.

Our compensation committee approves the compensation of our chief executive officer and our other executive officers, administers our executive benefit plans, including the granting of awards under our incentive compensation plan, and advises our board of directors on director compensation. The compensation committee has the following responsibilities, among other things, as set forth in the compensation committee’s charter:

•	establishing and reviewing the overall compensation philosophy of our company;

•

reviewing and approving the corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, and evaluating the performance of our chief executive officer and other executive officers in light of relevant goals and objectives;

•	reviewing and making recommendations to our board of directors regarding the compensation of our directors;

•	reviewing, approving, administering, or making recommendations to our board of directors regarding our incentive compensation plans and equity-based plans;

•	reviewing, approving, or making recommendations to our board of directors regarding all awards pursuant to our equity-based plans;

•	conducting, at least annually, an independence assessment with respect to any compensation consultant, legal counsel, or other adviser that provides advice to the compensation committee;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” required by SEC rules;

•	preparing the compensation committee report required by the SEC to be included in our annual proxy statement; and

•	reviewing and evaluating, at least annually, the performance of the compensation committee and the adequacy of its charter.

Nominating/Corporate Governance Committee

The current members of our nominating/corporate governance committee are Messrs. Staley (chairman), Dobak, Doerr, and Kennedy, each of whom our board of directors has determined to be independent under the NYSE listing standards. Our nominating/corporate governance committee held three meetings during fiscal 2017 and two meetings during fiscal 2016.

Our nominating/corporate governance committee identifies individuals qualified to become members of our board of directors, recommends candidates for election or reelection to our board of directors, oversees the evaluation of our board of directors, and advises our board of directors regarding committee composition and structure and other corporate governance matters. The nominating/corporate governance committee has the following responsibilities, among other things, as set forth in the nominating/corporate governance committee’s charter:

•	reviewing periodically and evaluating director performance on our board of directors and its applicable committees, and recommending to our board of directors and management areas for improvement;

•	interviewing, evaluating, nominating, and recommending individuals for membership on our board of directors;

•	reviewing and recommending to our board of directors any amendments to our corporate governance policies; and

•	reviewing and assessing, at least annually, the performance of the nominating/corporate governance committee and the adequacy of its charter.

Identifying and Evaluating Director Candidates

Our nominating/corporate governance committee identifies and evaluates nominees for our board of directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our board of directors. Our nominating/corporate governance committee evaluates nominees for director in the same manner, regardless of whether the nominee is recommended by a stockholder or other person or entity.

In making its selection of director candidates, our nominating/corporate governance committee bears in mind that the foremost responsibility of a director is to represent the interests of our stockholders as a whole. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation and questioning. In consideration of these expectations, our nominating/corporate governance committee seeks directors with established strong professional reputations and expertise in areas relevant to the strategy and operations of our company. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest, or other consideration that might prevent service on our board of directors.

The charter of our nominating/corporate governance committee provides that the value of diversity on our board of directors should be considered, and our nominating/corporate governance committee includes diversity as one of its criteria for board composition. While we do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates, our objective is to foster diversity of thought on our board of directors. To accomplish that objective, our nominating/corporate governance committee considers ethnic and gender diversity, as well as differences in perspective, professional experience, education, skill, and other qualities in the context of the needs of our board of directors. Our nominating/corporate governance committee evaluates its effectiveness in achieving diversity on the board of directors through its annual review of board member composition.

Our nominating/corporate governance committee will consider persons recommended by stockholders for inclusion as nominees for election to our board of directors if the information required by our bylaws is submitted in writing in a timely manner addressed and delivered to our secretary at Roadrunner Transportation Systems, Inc., 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

Availability of Corporate Governance Information

Our board of directors has adopted charters for our audit, compensation, and nominating/corporate governance committees describing the authority and responsibilities delegated to these committees by our board of directors. Our board of directors has also adopted corporate governance guidelines, a whistle blower policy, a code of business conduct and ethics, and a code of ethics for our chief executive officer and senior financial officers. We post on our website, at www.rrts.com, the charters of our audit, compensation, and nominating/corporate governance committees; our corporate governance guidelines; our whistle blower policy; our code of business conduct and ethics; our code of ethics for our chief executive officer and senior financial officers, and any amendments or waivers thereto. These documents are also available in print to any stockholder requesting a copy in writing from our secretary at Roadrunner Transportation Systems, Inc., 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

Communication with our Board of Directors

Interested parties may communicate with our board of directors or specific members of our board of directors, including the members of our various board committees, by submitting a letter addressed to the board of directors of Roadrunner Transportation Systems, Inc., c/o any specified individual director or directors, at 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515. We will forward any such letters to the indicated directors.

Meeting Attendance Information for the Board of Directors and Committees

Our board of directors held 21 meetings during fiscal 2017. All of our directors serving during 2017 attended at least 75% of the aggregate of (i) the total number of meetings of the board of directors held during the period each director served as a director in 2017, and (ii) the total number of meetings held by all committees of our board of directors during the period each director served as a director in 2017 and on which such person served during 2017.

While we do not have a specific policy requiring our directors to attend annual meetings of stockholders, we encourage our directors to attend such meetings and, in furtherance of this, we schedule a meeting of our board of directors on the same day as the annual meeting of stockholders. As we did not hold a 2017 annual meeting of stockholders, there was no annual meeting last year for our directors to attend; however, all of our directors serving at the time of our 2016 annual meeting attended the 2016 annual meeting.

Executive Sessions

We regularly schedule executive sessions in which non-management directors meet without the presence or participation of management. The chairman of our board of directors serves as the presiding director of such executive sessions.

Board Leadership Structure

We separate the roles of chief executive officer and chairman of the board in recognition of the differences between the two roles. Our chief executive officer, with guidance from the chairman of the board, develops the business strategy for our company and is responsible for the day-to-day leadership and performance of our company. The chairman of our board helps determine our company’s strategic direction and provides leadership for our board of directors. Our board of directors believes that separating these roles is in the best interests of our stockholders because it provides the appropriate balance between strategy development, flow of information between management and our board of directors, and oversight of management. By segregating the role of the chairman, we reduce any duplication of effort between the chief executive officer and the chairman. We believe this provides guidance for our board of directors, while also positioning our chief executive officer as the leader of our company in the eyes of our customers, employees, and other stakeholders. By having another director serve as chairman of our board of directors, Mr. Stoelting is better able to focus his attention on running our company. Our board of directors believes that Mr. Staley is the most appropriate individual to serve as chairman because of his experience in our industry, his deep knowledge of our business and strategy, and his experience with corporate governance matters.

Our board of directors has seven independent members and three non-independent members. A number of our independent board members are currently serving or have served as members of senior management of other public companies, including companies within our industry, and have served as directors of other public companies. We believe that the number of independent, experienced directors that make up our board of directors benefits our company and our stockholders.

We believe that we have a strong corporate governance structure that ensures independent discussion and evaluation of, communication with, and access to senior management. All of our board committees are composed solely of independent directors, which provides independent oversight of management. Also, our corporate governance guidelines provide that our non-management directors will meet in regularly scheduled executive sessions, generally in connection with regularly scheduled board meetings.

Role of the Board of Directors in Risk Management and Oversight

While our management is primarily responsible for managing risk, our board of directors and each of its committees plays a role in overseeing our risk management practices. The role of our board of directors in our company’s risk oversight process includes receiving reports from members of senior management on areas of material risk to our company, including operational, financial, legal and regulatory, and strategic and reputational risks. Our board of directors receives these reports from the appropriate executive within our organization to enable it to understand our risk identification, risk management, and risk mitigation strategies. This direct communication from management enables our board of directors to coordinate its risk oversight role, particularly with respect to risk interrelationships within our organization. Our board of directors believes that its leadership structure has the effect of enhancing its risk oversight function because of the chairman’s direct involvement in risk oversight matters and his strong efforts to increase open communication regarding risk issues among directors and the committees of our board of directors. Our board of directors also believes that Mr. Staley’s knowledge of our company’s business, industry, and risks significantly contributes to our board of directors’ understanding and appreciation of risk issues.

Our board of directors allocates responsibility for overseeing risk management for our company among the board and each of its committees. Specifically, the full board oversees significant risks primarily relating to operations, strategy, and finance. In addition, each of our committees considers risks within its area of responsibilities, as follows:

•

Our audit committee is primarily responsible for overseeing matters involving major financial risk exposures and actions management is taking to monitor such risk exposures. This includes risks relating to financial reporting and internal controls; litigation; tax matters; liability insurance programs;

and compliance with legal and regulatory requirements and our code of ethics. In addition, our audit committee reviews our quarterly and annual financial reports, including any disclosure in those reports of risk factors affecting our company and business.

•

Our compensation committee is primarily responsible for overseeing risks that may be implicated by our executive compensation programs and risks relating to the administration of those programs. In setting compensation, our compensation committee strives to create incentives that encourage appropriate risk taking behavior consistent with our business strategy. In making compensation determinations, our compensation committee considers the overall mix of compensation for employees as well as the various risk control and mitigation features of our compensation plans, including appropriate performance measures and targets and incentive plan payout maximums. To assist in satisfying these oversight responsibilities, our compensation committee has retained an outside compensation consultant and meets regularly with management to understand the financial, human resources, and stockholder implications of compensation decisions being made.

•

Our nominating/corporate governance committee is primarily responsible for risks that may be mitigated by the continued effective functioning of our board of directors and our corporate governance practices. Under its charter, the nominating/corporate governance committee is responsible for, among other things, developing and recommending to our board of directors a set of effective corporate governance guidelines designed to assure compliance with applicable standards.

Through the activities of our audit, compensation, and nominating/corporate governance committees, as well as our board of directors’ interactions with management concerning our business and the material risks that may impact our company, our board of directors is able to monitor our risk management process and offer critical insights to our management.

Compensation Committee Interlocks and Insider Participation

In 2017, Messrs. Urkiel, Dobak, Doerr, Staley, and Ward served as members of our compensation committee. During such fiscal year, none of these individuals had any relationship requiring disclosure under Item 404 of Regulation S-K.

None of Messrs. Urkiel, Doerr, Staley or Ward has, at any time, been an officer or employee of our company. Mr. Dobak served in various leadership roles with our company from January 2007 to December 2013, most recently as our President—Less-than-Truckload and Transportation Management Solutions. During 2017, none of our executive officers served on the compensation committee or board of directors of any entity whose executive officers serve as a member of our board of directors or compensation committee.

Related Party Transaction Policies and Procedures

It is the responsibility of our board of directors, with the assistance of our audit committee, to review and approve related party transactions. It is our management’s responsibility to bring such related party transactions to the attention of our board of directors. From time to time our nominating/corporate governance committee, in accordance with its charter, will also review potential conflict of interest transactions involving members of our board of directors and our executive officers.

Application of NYSE Corporate Governance Listing Standards

If Elliott owns more than 50% of our common stock following consummation of the rights offering, we will be a controlled company within the meaning of the NYSE listing standards. Under the NYSE listing standards, a controlled company may elect to not comply with certain NYSE corporate governance standards, including the requirements that (i) a majority of the board of directors consist of independent directors, (ii) it maintain a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, (iii) it maintain a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (iv) the requirement for an annual performance evaluation of the nominating and corporate governance and compensation committees. If Elliott owns more than 50% of our common stock following the consummation of the rights offering, we may utilize any of these exemptions and others afforded to controlled companies. Consequently, you may not have the same protections afforded to stockholders of companies that are subject to all of the NYSE corporate governance rules and requirements. Our status as a controlled company could make our common stock less attractive to some investors or otherwise harm our stock price.

DIRECTOR COMPENSATION

We use a combination of cash and share-based incentive compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, we consider the amount of time that directors spend fulfilling their duties as a director, including committee assignments.

We seek to provide director compensation packages that are customary for boards of directors for similarly situated companies. For fiscal 2017, we paid each independent director an annual cash retainer of $35,000, payable quarterly. Payments to directors are prorated for service provided for partial years. In addition, for fiscal 2017, our lead independent director received an annual cash retainer of $20,000, the chairman of our audit committee received an annual cash retainer of $7,500, the chairman of our compensation committee received an annual cash retainer of $5,000, and the chairman of our nominating/corporate governance committee received an annual cash retainer of $3,000.

In February 2017, each of our independent directors received a grant of 7,613 restricted stock units (“RSUs”) having a value on the grant date of $55,000 based upon the 20-day trailing average closing sales price for our common stock as of the grant date. Each RSU is equal in value to one share of our common stock, and the RSUs vest 25% each year over four years. Each independent director generally must remain a member of our board of directors through the end of the relevant vesting period in order to receive any amount of the RSUs covered by that award, except that recipients may be entitled to accelerated delivery of a portion of unvested RSUs in the case of the recipient’s death or disability, or upon a change in control.

We also reimburse each director for travel and related expenses incurred in connection with attendance at board and committee meetings.

Our non-independent directors are not compensated for service as directors.

Director Summary Compensation Table for Fiscal 2017

The following table sets forth the compensation earned by our independent directors in respect of their services as a director or committee chair during fiscal 2017.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Scott L. Dobak(2)	$8,750	$39,410	$48,160
Christopher L. Doerr	$35,000	$57,402	$92,402
John G. Kennedy, III	$35,000	$57,402	$92,402
Brian C. Murray	$42,500	$57,402	$99,902
James D. Staley	$58,000	$57,402	$115,402
William S. Urkiel	$40,000	$57,402	$97,402
Michael P. Ward	$35,000	$57,402	$92,402

(1)

Amounts reflect the fair value of RSUs at the date of grant. The value is calculated in accordance with ASC Topic 718, “Compensation—Stock Compensation.” The fair value of an RSU is based on the closing market price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of valuation assumptions, see Note 9 to our 2017 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors with respect to these awards. The table below provides information with respect to the outstanding stock awards held by each of our independent directors as of December 31, 2017.

(2)	Mr. Dobak was elected to our board of directors in June 2017.

The following table lists all outstanding stock awards held by our independent directors as of December 31, 2017:

Name	Stock Awards
Scott L. Dobak	5,590
Christopher L. Doerr	14,640
John G. Kennedy, III	14,640
Brian C. Murray	12,917
James D. Staley	14,640
William S. Urkiel	14,640
Michael P. Ward	12,917

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of October 10, 2018 by the following:

•	each of our named executive officers and directors;

•	all of our executive officers and directors as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than five percent of our common stock.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power of that security, including options and warrants that are currently exercisable or exercisable within 60 days of October 10, 2018 and RSUs that are currently vested or will be vested within 60 days of October 10, 2018. Shares issuable pursuant to options, warrants, and RSUs are deemed outstanding for computing the percentage of the person holding such options, warrants, or RSUs but are not deemed outstanding for computing the percentage of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose. Our calculation of the percentage of beneficial ownership is based on 38,515,600 shares of common stock outstanding as of October 10, 2018.

Except as otherwise indicated, the address of each person listed in the table is c/o Roadrunner Transportation Systems, Inc., 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Named Executive Officers and Directors:
Curtis W. Stoelting(1)	215,221	*
Michael L. Gettle(2)	87,517	*
Terence R. Rogers(3)	41,250	*
Scott B. Cousins(4)	17,155	*
Mark A. DiBlasi	59,682	*
Peter R. Armbruster	75,059	*
Scott L. Dobak	1,398	*
Christopher L. Doerr	20,820	*
John G. Kennedy, III	15,335	*
Ralph (“Cody”) W. Kittle III	—	*
Brian C. Murray	10,439	*
James D. Staley	16,520	*
William S. Urkiel(5)	24,020	*
Michael P. Ward	5,439	*
All executive officers and directors as a group (17 persons)(6)	484,950	1.2%
5% Stockholders:
Elliott Reporting Entities(7)	3,690,055	9.5%
HCI Reporting Entities(8)	7,801,625	20.3%
Dimensional Fund Advisors LP(9)	2,107,891	5.5%
The Vanguard Group(10)	1,858,600	4.8%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)	Includes 161,750 shares of common stock issuable pursuant to stock options exercisable within 60 days of October 10, 2018.
(2)	Includes 81,750 shares of common stock issuable pursuant to stock options exercisable within 60 days of October 10, 2018.
(3)	Includes 41,250 shares of common stock issuable pursuant to stock options exercisable within 60 days of October 10, 2018.
(4)	Includes 16,250 shares of common stock issuable pursuant to stock options exercisable within 60 days of October 10, 2018.
(5)	Includes 8,000 shares held by Mr. Urkiel’s trust.
(6)	Includes 301,000 shares of common stock issuable pursuant to stock options exercisable within 60 days of October 10, 2018.
(7)

Represents shares of our common stock held by Elliott Associates, L.P. (“Elliott Associates”), Elliott International, L.P. (“Elliott International”), and Elliott International Capital Advisors Inc. (“EICA”) (collectively, the “Elliott Reporting Entities”). Elliott Associates has sole voting power and sole dispositive power with regard to 1,180,819 shares (which includes 121,463 shares of common stock issuable upon the exercise of outstanding warrants), and Elliott International and EICA each have shared voting power and shared dispositive power with regard to 2,509,236 shares (which includes 258,109 shares of common stock issuable upon the exercise of outstanding warrants). Such information is as reported on Schedule 13D filed by the Elliott Reporting Entities with the SEC on April 3, 2017 (as amended on May 4, 2017 and August 7, 2018). The Elliott Reporting Entities also own shares of our preferred stock. See the Schedule 13D/A filed by the Elliott Reporting Entities on May 4, 2017 and August 7, 2018. The address for each of the Elliott Reporting Entities is 40 West 57th Street, New York, New York 10019.

(8)

Represents shares of our common stock held by Thayer Equity Investors V, L.P. (“Thayer”), HCI Equity Partners III, L.P. (formerly known as Thayer | Hidden Creek Partners II, L.P.) (“Partners III”), HCI Co-Investors III, L.P. (formerly known as THC Co-Investors II, L.P.) (“Co-Investors III”), TC Sargent Holdings, L.L.C. (“TC Sargent”), TC Roadrunner-Dawes Holdings, L.L.C. (“TC Roadrunner”), HC Equity Partners V, L.L.C. (“HC Equity”), TC Co-Investors V, L.L.C. (“Co-Investors”), HCI Equity Management, L.P. (“HCI”), HCI Management III, L.P. (“HCI Management III”) and HCI Equity Partners, L.L.C. (“HCI Equity Partners”) (collectively, the “HCI Reporting Entities”). Thayer and HC Equity may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 6,369,930 shares, Partners III may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 1,384,882 shares, Co-Investors III may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 20,076 shares, TC Sargent may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 13,392 shares, TC Roadrunner may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 13,345 shares, Co-Investors and HCI may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 26,737 shares, HCI Management III may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 1,404,958 shares, and HCI Equity Partners may be deemed to have shared power to vote or direct the vote and shared power to dispose or direct the disposition of 7,801,625 shares. Such information is as reported on Schedule 13D filed by the HCI Reporting Entities with the SEC on May 24, 2011, as amended by Amendment No. 1 previously filed with the SEC on May 13, 2013, Amendment No. 2 previously filed with the SEC on August 28, 2013, Amendment No. 3 previously filed with the SEC on September 6, 2013, Amendment No. 4 previously filed with the SEC on August 20, 2015, and Amendment No. 5 previously filed with the SEC on August 22, 2018. The address of each of the HCI Reporting Entities is c/o HCI Equity Partners, 1730 Pennsylvania Avenue, N.W., Suite 525, Washington, D.C. 20006.

(9)

Represents shares of our common stock held by Dimensional Fund Advisors LP, referred to as Dimensional. Dimensional has sole voting power over 1,987,910 shares and sole dispositive power over 2,107,891 shares. Such information is as reported on Schedule 13G/A filed by Dimensional with the SEC on February 9, 2018. The address for Dimensional is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(10)

Represents shares of our common stock held by The Vanguard Group and certain of its affiliates, referred to as “Vanguard.” Vanguard has sole voting power over 32,675 shares, shared voting power over 579 shares, sole dispositive power over 1,826,446 shares, and shared dispositive power over 32,154 shares. Such information is as reported on Schedule 13G/A filed by Vanguard with the SEC on February 9, 2018. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of a registered class of our securities to file with the SEC initial reports of ownership and reports of changes in ownership. Directors, executive officers, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the year ended December 31, 2017, and written representations that no other reports were required, we believe that each person who at any time during such year was a director, executive officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during the year ended December 31, 2017, except that (i) the Form 3 filed by Mr. Cousins on February 8, 2017 was late; (ii) the Form 4 filed by Mr. Goodgion on May 9, 2017 was late; (iii) the Form 4 filed by Mr. Hurst on February 5, 2018 was late; (iv) the Form 4 filed by Mr. Rogers on May 25, 2017 was late; and (v) the Form 3 filed by Mr. Milane on March 23, 2018 was late.

MANAGEMENT

The following table, together with the accompanying text, sets forth the names and certain other information as of October 10, 2018 for each of our executive officers.

Name	Age	Position(s) Held
Curtis W. Stoelting	58	Chief Executive Officer and Director
Michael L. Gettle	59	President, Chief Operating Officer, Secretary and Director
Terence R. Rogers	59	Executive Vice President and Chief Financial Officer
Scott B. Cousins (1)	50	Chief Information Officer
Robert M. Milane	65	General Counsel and Chief Compliance Officer
Frank L. Hurst	44	President—Roadrunner Freight
William R. Goodgion	52	President—Ascent Global Logistics
Patrick K. McKay	50	Senior Vice President—Enterprise Fleet Services
Craig Paulson	46	Senior Vice President—Human Resources

(1)	As previously reported on our Form 8-K filed with the SEC on October 18, 2018, on October 16, 2018, Mr. Cousins resigned as our Chief Information officer effective October 26, 2018.

Curtis W. Stoelting’s biography is set forth under the heading “Proposal No. 1—Election of Directors” above.

Michael L. Gettle’s biography is set forth under the heading “Proposal No. 1—Election of Directors” above.

Terence R. Rogers has served as our Executive Vice President and Chief Financial Officer since May 2017. Prior to joining our company, Mr. Rogers served as the Chief Financial Officer of The Heico Companies, LLC, the parent company for a diversified portfolio of over 35 businesses, from April 2012 to February 2017. Prior to that time, Mr. Rogers served in various financial positions with Ryerson Inc., a leading distributor and value-added processor of industrial metals, from December 1994 to April 2012, most recently as Chief Financial Officer.

Scott B. Cousins has served as our Chief Information Officer since January 2017. Prior to joining our company, Mr. Cousins served as the Chief Information Officer of KeHE from 2007 to 2017 and NCH Marketing Services from 2005 to 2007. Prior to that time, Mr. Cousins served as Senior Vice President of Information Technology at IndyMac Bank from 2004 to 2005. Prior to joining IndyMac Bank, Mr. Cousins was an Associate Partner at Accenture for 14 years. On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018.

Robert M. Milane has served as our Chief Compliance Officer since April 2017 and as our General Counsel since November 2015. Mr. Milane has also served as our Executive Vice President of Risk Management since November 2015. Mr. Milane served as our Vice President of Risk Management from June 2014 to October 2015. Prior to joining our company, Mr. Milane served as Managing Director for Risk Management at FedEx Ground from 1999 to 2010 and as Assistant Vice President of Risk Management for Canal Insurance from 2011 to 2013.

Frank L. Hurst has served as our President—Roadrunner Freight since June 2017. Mr. Hurst previously served as our Senior Vice President of Sales and Marketing of Roadrunner Freight from January 2017 to June 2017. Prior to joining our company, Mr. Hurst served as VP/GM for North American Corporation, a distributor of packaging products, equipment, and service based in Glenview, Illinois, from January 2014 to December 2016. From August 2012 to December 2013, Mr. Hurst served as Executive Vice President for Vitran Express, where he was responsible for the turnaround, sale, and transition of the US LTL operation. Prior to joining Vitran Express, Mr. Hurst spent 16 years at FedEx Freight, where he was most recently served as VP—Divisional Operations from July 2007 to August 2012.

William R. Goodgion has served as our President—Ascent Global Logistics since April 2015. Prior to joining our company, Mr. Goodgion served as Managing Director—Operations (Central Region) for FedEx Trade Networks Transport & Brokerage, Inc., a subsidiary of FedEx Corporation, from December 2014 through April 2015, and as Managing Director—Global Distribution & Surface Transportation for FedEx Trade Networks Transport & Brokerage, Inc. from March 2000 through April 2015.

Patrick K. McKay has served as our Senior Vice President—Enterprise Fleet Services since February 2017 and was previously our President—Truckload Logistics from July 2014 until February 2017 and our President—Truckload Services from March 2012 to July 2014. Prior to joining our company, Mr. McKay served as a General Manager—Operations for the van truckload division of Schneider National, Inc. from 2008 to 2012. Prior to that, Mr. McKay held various leadership positions with FedEx Ground, Inc. from 1992 to 2008, most recently serving as a Division Managing Director.

Craig T. Paulson has served as our Senior Vice President—Human Resources since October 2017. Prior to joining our company, Mr. Paulson served as the Director of Human Resources of Generac Corporation since June 2016. Prior to that time, Mr. Paulson served as Vice President of Human Resources—Pump Solutions Group of Dover Corporation from January 2015 to September 2015 and as Vice President of Human Resources—Waukesha Bearings Corporation of Dover Corporation from August 2011 to January 2015. Prior to joining Dover Corporation, Mr. Paulson served in various human resources roles for 11 years.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides an overview of our executive compensation program, together with a description of the material factors underlying the decisions that resulted in the compensation paid to our named executive officers.

Named Executive Officers and Recent Changes in Executive Officers

Our executive officers whose 2017 compensation is discussed in this Compensation Discussion and Analysis, who we refer to as our named executive officers, are:

•	Curtis W. Stoelting, our Chief Executive Officer and, with respect to 2017, our principal financial officer;

•	Michael L. Gettle, our President and Chief Operating Officer;

•	Terence R. Rogers, our Chief Financial Officer;

•	Scott B. Cousins, our Chief Information Officer;

•	Mark A. DiBlasi, our former Chief Executive Officer and President; and

•	Peter R. Armbruster, our former Chief Financial Officer.

In January 2016, Mr. Stoelting was appointed our President and Chief Operating Officer. In April 2017, Mr. Stoelting was appointed our Chief Executive Officer, Principal Financial Officer, and Principal Accounting Officer and Michael L. Gettle was appointed our President, Chief Operating Officer, and Secretary.

In January 2017, Scott B. Cousins was appointed our Chief Information Officer. On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018. In April 2017, Robert M. Milane was appointed as our General Counsel and Chief Compliance Officer. In May 2017, Terence R. Rogers was appointed our Executive Vice President and Chief Financial Officer, but he did not serve as our principal financial officer until 2018. In June 2017, Frank L. Hurst was appointed the President of our Roadrunner Freight business unit. In October 2017, Craig T. Paulson was appointed our Senior Vice President of Human Resources.

Executive Summary

For 2017, our compensation committee continued to:

•	use both our compensation peer group and certain composite compensation survey data as the primary tools for evaluating executive compensation;

•

increase the base salaries of certain executive officers in light of its assessment of competitive market conditions and to reflect their responsibilities as executives of a public company of our size;

•

tie a substantial portion of our annual incentive bonus plan for our executive officers to our consolidated earnings before interest and taxes (“EBIT”) to support collaboration within our senior management team and reward our executive officers for company-wide performance;

•

use performance-based RSUs (“PRSUs”) as an integral component of our long-term incentive program in order to strengthen our pay-for-performance alignment and directly incorporate revenue and earnings before interest, tax, depreciation, and amortization expense (“EBITDA”) objectives;

•	use a mix of short-term and long-term incentives to both motivate near-term performance and keep our executive officers focused on longer-term goals that drive stockholder value;

•	provide that the mix of full value equity awards is weighted more toward PRSUs than time-based RSUs (“RSUs”); and

•	calculate the number of shares of our common stock subject to PRSUs and RSUs by using a 20-day trailing average closing sale price, thereby mitigating the effects of our stock price volatility.

In February 2018, our compensation committee determined to:

•	maintain the 2018 base salaries of each of our named executive officers at current levels;

•	increase the target annual incentive bonus opportunity for each currently employed named executive officer by 300 basis points;

•	in a change from historic practice, enter into employment agreements with executive officers and key business leaders;

•

use our adjusted EBITDA (adjusted to exclude annual incentive bonus expense, impairment charges, gains or losses from dispositions of businesses, other long-term incentive compensation expense, loss on debt extinguishments, restructuring and restatements costs, and contingent purchase price adjustments, as well as all non-recurring charges agreed to by our compensation committee on a quarterly case-by-case basis) as the financial metric objective for both our annual incentive bonus and PRSU Programs; and

•	defer our annual equity awards until after our 2017 financial statements are available to the public.

Compensation Philosophy and Objectives

Our executive compensation philosophy is to structure our pay at levels that enable us to attract, motivate, and retain highly qualified executives and key employees and reward the creation of stockholder value. We seek to provide executive compensation packages that are competitive with comparable companies and reward the achievement of short-term and long-term performance goals.

Like most companies, we use a combination of fixed and variable compensation programs to reward and incentivize strong performance, as well as to align the interests of our executives with those of our stockholders. Our compensation philosophy is to target total compensation at approximately the 50th percentile of comparable companies, with higher comparable levels of pay based on higher level of company and individual performance. However, our compensation committee’s decisions on target compensation for specific individuals have also been influenced by a variety of additional factors, including but not limited to market conditions, our company’s recent financial performance and operational challenges, and individual performance, including scope of duties within our organizational structure, institutional knowledge, position readiness, internal pay equity, and/or level of difficulty in recruiting a replacement executive.

Our pay mix consists primarily of base salary, annual performance-based cash incentives, time-based equity incentives, and performance-based equity incentives. We have no guaranteed bonuses, no pension plans or other executive retirement plans except our 401(k) plan available to all of our employees, no significant tax gross-up arrangements, and no material executive perquisites such as company-paid personal travel, financial planning assistance, or car allowances. Total compensation levels reflect corporate positions, responsibilities, and achievement of goals. Accordingly, compensation levels may vary significantly from year to year and among our various executive officers.

We believe that we have closely linked executive officer pay to performance primarily through two components of our compensation system. In 2015, we added a performance-based element to our long-term equity incentive program through the award of PRSUs. For 2017, we also continued to use an annual cash incentive program that was based on our company-wide EBIT before all non-recurring charges approved by our compensation committee.

An important principle driving our executive compensation programs is our belief that it benefits our stockholders for the target total direct compensation opportunities of our executive officers to be tied to our company’s current and long-term performance. As a result, at-risk pay is expected to comprise an increasingly significant portion of our executive compensation, particularly for our most senior executive officers.

Role of the Compensation Committee

Our compensation committee is responsible for, among other things:

•	the review and approval of our compensation philosophy;

•	the review of all executive compensation plans and structures, including that of our executive officers and other members of management;

•

the approval (or, for certain determinations relating to our chief executive officer, recommendation to our board of directors) of individual compensation for our executive officers and other members of management;

•	the approval of annual and long-term incentive performance metrics, as well as payouts thereunder; and

•	the review of other executive benefit plans, including perquisites.

Our compensation committee also analyzes the reasonableness of our overall executive compensation packages. Our compensation committee has a formal written charter that delineates its responsibilities, a full copy of which is posted on our website at www.rrts.com.

While our chief executive officer and other executive officers may attend meetings of our compensation committee from time to time, the ultimate decisions regarding executive officer compensation are made solely by the members of our compensation committee or, for certain determinations relating to our chief executive officer, our board of directors. These decisions are based not only on our compensation committee’s deliberations, but also from input requested from outside advisors, including in some years our compensation committee’s outside compensation consultant, with respect to, among other things, market data analyses. The final decisions relating to our chief executive officer’s compensation have historically been based on recommendations of our compensation committee and included discussions with and approval by all of our non-employee directors without the presence of management. Our compensation committee typically discusses proposals for our chief executive officer’s compensation with him but the final decisions regarding his compensation are made when he is not present. Decisions regarding the compensation of our other executive officers have historically been based on recommendations of our compensation committee, after considering recommendations from our chief executive officer (or, in the case of compensation determinations made in February 2017, our then president and chief operating officer Mr. Stoelting).

Compensation-Setting Process

Overall compensation levels for our executive officers are generally determined based on our compensation committee’s evaluation of the following factors:

•	the individual’s duties and responsibilities within our company;

•	the individual’s experience and expertise;

•	compensation levels for similar positions in our industry;

•	performance of the individual and our company as a whole; and

•	the levels of compensation necessary to recruit new executive officers.

Each year our compensation committee, after consultation with our senior management, establishes performance targets for our annual incentive bonus plan and our PRSU Program that requires the achievement of specified target financial results. Each year our compensation committee also determines performance-based compensation by assessing prior year actual financial results against these pre-established financial targets. In addition, our compensation committee’s decisions on target compensation for specific individuals have also been and will continue to be influenced by a variety of additional factors such as internal pay equity, the executive officer’s ability to impact strategic goals, the length of service with our company, and the level of difficulty in recruiting a replacement executive. Ultimately, the amount of compensation awarded to our executives is determined based on our performance and what our compensation committee believes is in the best interest of our stockholders.

Role of Compensation Consultant

Our compensation committee typically engages the services of an outside compensation consultant to provide independent analysis and advice in connection with making executive compensation decisions.

In mid-2015, our compensation committee engaged Compensia, Inc. (“Compensia”) to provide the committee with an executive compensation assessment for 2016. The chairman of our compensation committee, in consultation with other committee members, defined the scope of Compensia’s 2016 engagement and related responsibilities. These responsibilities included, among other things, advising on issues of executive compensation and equity compensation structure, assisting with the identification of relevant peer companies, and assisting in the preparation of compensation disclosure for inclusion in our SEC filings.

Our compensation committee determined not to engage Compensia or any other compensation consultant to assist with its 2017 executive compensation analyses and determinations. This decision was primarily based on the company’s poor financial performance in late 2016 and the committee’s belief that it would not be appropriate to adjust the compensation of our senior executive officers in light of those results.

Subsequently, in mid-2017, our compensation committee engaged Compensia to provide the committee with executive and director compensation assessments for 2018.

Compensia did not perform any consulting or advisory services for our management team in 2017 and has not been retained to perform any consulting or advisory services for our management team in 2018.

Role of Management in Setting Compensation

Our senior human resources executive and members of our finance team have historically worked with our chief executive officer to:

•	formulate recommended changes to our executive compensation plans and arrangements;

•	formulate recommendations for financial metrics and related target levels to be achieved under those plans and arrangements;

•	prepare analyses of financial data and other briefing materials to assist our compensation;

•	advise the committee in making its decisions; and

•	ultimately, to implement the decisions of our compensation committee.

Historically, our chief executive officer has been actively engaged in setting compensation for our other executive officers through a variety of means, including recommending for compensation committee approval the financial goals and the annual variable pay amounts for such other executive officers. For 2017, Mr. Stoelting, our then president and chief operating officer, had primary responsibility for these activities. Our chief executive officer and president are generally subject to the same financial performance metrics and related target levels as our other executive officers.

Compensation Structure

Although the final structure may vary from year to year and individual to individual, our compensation committee utilizes three main components for executive officer compensation:

•	Base Salary—fixed pay that takes into account an individual’s duties and responsibilities, experience, expertise, and individual potential and performance.

•	Annual Incentive Bonus—variable cash compensation that takes into account our financial performance during a particular year.

•

Long-Term Incentives—stock-based awards consisting of PRSUs, RSUs and, in certain situations, time-based stock options, all of which reflect the performance of our common stock, encourage retention, and align executive officer and stockholder interests.

Pay Mix

In determining the allocation among base salary, annual incentive bonus opportunity, and long-term incentive compensation, our compensation committee considers the following factors:

•	our short-term and long-term business objectives;

•	competitive trends within our industry; and

•	the importance of creating a performance-based environment that ties a significant portion of each executive officer’s compensation to the achievement of performance targets and corporate objectives.

When considering a proposed compensation package for an executive officer, our compensation committee considers the compensation package as a whole, including each element of total compensation. For example, before determining officer compensation for 2017, our compensation committee reviewed, for each executive officer, each element of compensation paid in 2016, including base salary, the 2016 annual incentive bonus earned, and the value of equity awards made in prior years. Our compensation committee and management use this information to assess the overall effect and long-term implications of compensation decisions, rather than viewing individual decisions in isolation. We have no pre-established policy for allocating between either cash and non-cash or short-term or long-term compensation.

Our compensation committee believes that the particular elements of compensation identified above produce a well-balanced mix of cash versus stock-based compensation, retention value, and “at-risk” compensation that collectively provide each executive officer with both short-term and long-term performance incentives. Base salary provides the executive officer with a measure of security as to the minimum level of compensation he or she will receive while the annual and long-term incentive compensation elements motivate the executive officer to focus on the financial and operational metrics that will produce a high level of company performance over both the annual and long term. Our compensation committee believes that this approach should lead to increases in stockholder value, provide an appropriate reward for our executive officers, and reduce the risk of loss of executive officers to competitors.

While each of the elements of our compensation program is intended to motivate and encourage all executive officers to drive performance and achieve superior results for our stockholders, there is a different emphasis on the three primary elements based on an executive officer’s position and ability to impact our financial results. Historically, the percentage of performance-based pay, or “at-risk” pay, has increased with job responsibility. This is intended to offer an opportunity for increased compensation in the event of successful performance, matched with the prospect of reduced compensation when performance falls short of established financial goals.

For 2017, compensation for our named executive officers (other than Messrs. DiBlasi and Armbruster, who were terminated from their former positions as executive officers effective April 30, 2017 and March 29, 2017, respectively) had been structured so that more than half the compensation consisted of equity awards and an annual incentive bonus opportunity that would be performance-based and dependent on our 2017 financial results, with the other portion comprising base salary.

While the annual incentive bonus program for our executive officers is based primarily on our company-wide performance, such compensation program is also designed to provide payments to certain executive officers who lead our business units based on a combination of consolidated company and business unit results. For example, a portion of the 2017 annual cash incentive opportunity for the president of our Ascent business unit was based on the performance of that business unit, for which he is primarily responsible. We believe this blended program design motivates business units to work together to achieve greater returns for our stockholders. In any one year, because we are comprised of different business units, executive officers leading high-performing business units may receive significantly more compensation than executive officers leading business units that do not perform well.

Compensation Peer Group

As discussed above, our compensation committee did not engage a compensation consultant to assist with its 2017 executive compensation decisions, and did not use peer group or other benchmarking information.

Compensation-Related Risk Considerations

Our compensation committee believes that our annual incentive bonus and long-term incentive compensation programs provide incentives to create long-term stockholder value. Several elements of these programs are also designed to discourage behavior that leads to inappropriate or excessive risk-taking:

•

Our compensation committee believes that EBIT (which shall mean our consolidated net income, calculated in accordance with GAAP, plus, to the extent deducted in calculating such net income, all charges for or with respect to interest and income taxes and all non-recurring charges agreed to by our compensation committee), the financial metric used in 2017 to determine the amount of each executive officer’s annual incentive bonus, is a measure that drives long-term stockholder value. Moreover, our compensation committee attempts to set performance ranges for this metric that encourage success without encouraging excessive risk taking to achieve short-term results. In addition, the overall annual incentive bonus for each of our executive officers never exceeds 150% of their base salaries, no matter how much our financial performance exceeds the performance ranges established at the beginning of the year.

•

Our 2017 annual incentive plan continued to provide that our executive officers would receive payments if our company achieved 80% of the target EBIT. Our compensation committee believes that this relatively low threshold discourages our executive officers from taking excessive risk to achieve performance at a higher percentage of the pre-established target level.

•

Our compensation committee believes that EBITDA, the financial metric used in our 2017 PRSU Program, is also a measure that drives long-term stockholder value. Moreover, our compensation committee attempts to set performance ranges for this metric that encourage success without encouraging excessive risk taking to achieve short-term results.

•	Our PRSUs and RSUs are earned and vest, respectively, over four-year periods, encouraging our executive officers to look to long-term appreciation in equity values.

•	Our 2017 time-based stock options granted to Messrs. Stoelting, Gettle, Rogers, and Cousins vest over a four-year period, encouraging them to look to long-term appreciation in equity values.

Individual Executive Officer Compensation

Base Salary. Base salaries for our newly hired or appointed executive officers are generally set based on the position within our company, competitive salary levels for comparable positions at other companies, and the executive’s experience. Base salaries of our executive officers are reviewed each year by our compensation committee, and adjustments to base salaries are based on factors such as the overall performance of our company, new roles and responsibilities assumed by the executive, the performance of the executive officer’s area of responsibility, the executive officer’s impact on strategic goals, the length of service with our company, and revisions to our compensation philosophy. However, there is no specific weighting applied to any one factor in setting or adjusting base salaries, and the process ultimately relies on the subjective exercise of our compensation committee’s judgment.

Although salaries have historically been targeted at the 25th to 50th percentile of our peer group and relevant compensation survey data, our compensation committee has also taken into account historical compensation, internal parity with other executives, potential as a key contributor, and special recruiting situations.

Base Salaries for 2017. Base salary deliberations for 2017 were conducted from November 2016 through February 2017. Mr. Stoelting, who was then serving as our president and chief operating officer, met with Mr. DiBlasi (our then chief executive officer), Mr. Staley (our then lead independent director), and Mr. Rued (the then chairman of our board of directors) regarding the compensation of our executive officers. Following these discussions, Mr. Staley met with the other members of our compensation committee to discuss the base salary recommendations of Messrs. Stoelting, Staley, and Rued.

For 2017, our compensation committee considered potential future changes in our senior management team as well as the other factors discussed in “Compensation-Setting Process” above and, in connection therewith, determined to maintain the base salaries for each of Messrs. DiBlasi and Armbruster at their current levels, and increased the base salaries for Messrs. Stoelting and Gettle. The 2017 changes in base salary for Messrs. Stoelting and Gettle became effective on May 1, 2017. A summary of the base salary changes made for 2017 is outlined below for each of our named executive officers:

	Base Salary
Name	2016		2017		Y/Y Change
Curtis W. Stoelting	$450,000		$510,000	(1)	13.3%
Michael L. Gettle	$450,000	(2)	$510,000	(3)	13.3%
Terence R. Rogers	$—		$400,000	(4)	—%
Scott B. Cousins	$—		$300,000	(5)	—%
Mark A. DiBlasi	$538,000		$538,000		—%
Peter R. Armbruster	$332,000		$332,000		—%

(1)	Increased to $571,000 in connection with Mr. Stoelting’s April 30, 2017 appointment as our chief executive officer.
(2)	Increased from $425,000 effective as of December 1, 2016.
(3)	Increased to $571,000 in connection with Mr. Gettle’s April 30, 2017 appointment as our president and chief operating officer.
(4)	Mr. Rogers joined our company and was appointed chief financial officer in May 2017.
(5)	Mr. Cousins joined our company and was appointed chief information officer in January 2017. On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018.

Annual Incentive Bonus Plan. In addition to base salary, our compensation committee believes that annual performance-based cash bonuses play an important role in providing incentives to our executive officers to achieve near-term performance goals.

Our compensation committee has historically believed that EBIT is a good indicator of our financial performance relative to competitors given the market in which we compete, and is also a metric that management can easily track and communicate to employees throughout the performance period. Each executive officer has a target annual incentive bonus opportunity, expressed as a percentage of base salary, with the ability to earn above or below that target based on our company’s actual performance.

When determining the EBIT target for our annual incentive bonus plan, our chief executive officer typically submits to our compensation committee the initial recommendation for the target based upon our company’s annual board-approved budget, as well as the target annual incentive bonus opportunity for each executive officer, and these recommendations are reviewed and discussed by our compensation committee. The major factors used in setting one or more target levels for a particular year are the results for the most recently-completed year and the budget for the current year, as well as general economic and market conditions. Our compensation committee sets the final EBIT target levels during our first quarter, typically at levels our compensation committee believes are challenging, but reasonable, for our company to achieve.

After our financial statements are available each year, our compensation committee determines the level of achievement for the specified EBIT target (after making any appropriate adjustments to such goal for the effects of corporate and economic factors that were not anticipated in establishing the performance measure) and awards credit for the achievement of a percentage of the target. Final determinations as to annual incentive bonus awards are then based on that percentage. If earned, actual bonuses are generally paid to our executive officers early in the second quarter of the subsequent fiscal year.

2017 Annual Incentive Bonus Plan. Our compensation committee determined that the 2017 annual incentive bonus plan for our executive officers would be based on a company-wide EBIT target that was consistent with our board-approved 2017 budget. For 2017, our compensation committee established a target annual incentive bonus opportunity for each executive officer, expressed as a percentage of base salary, with the ability to earn above or below that target based on our company’s actual performance. Mr. DiBlasi did not participate in our 2017 annual incentive bonus plan.

The following table lists the 2017 base salaries and the 2017 annual incentive bonus plan levels for each of our named executive officers (other than Mr. DiBlasi):

		Annual Incentive Bonus Plan Levels as % of Base Salary
Name	2017 Base Salary	80% of Target(1)	90% of Target	100% of Target	150% of Target(2)
Curtis W. Stoelting	$571,000	30%	60%	90%	150%
Michael L. Gettle	$571,000	30%	60%	90%	150%
Terence R. Rogers	$400,000	28%	51.5%	75%	137.5%
Scott B. Cousins	$300,000	25%	30%	50%	95%
Peter R. Armbruster	$332,000	25%	42.5%	60%	110%

(1)

Represents the annual incentive bonus award (expressed as a percentage of 2017 base salary) that the named executive officer is eligible to receive if we achieved 80% of the company-wide EBIT target. No bonus awards would be payable if our actual EBIT was less than 80% of the target level.

(2)	Represents the maximum potential bonus award.

For 2017, our company-wide EBIT was less than 80% of the pre-established target. Accordingly, no annual incentive bonus awards were made to our named executive officers for 2017.

Long-Term Incentives. We believe that providing long-term incentive compensation opportunities in the form of equity awards as a significant portion of our executive officers’ total compensation packages aligns their interests with the interests of our stockholders and with our long-term success. By compensating our executive officers with our equity, they receive a stake in our company’s financial future, and the gains realized in the long term depend on their ability to drive our financial performance. Equity awards are also a useful vehicle for attracting and retaining executive talent in a competitive market.

Our compensation committee develops its equity award decisions based on its judgment as to whether the total compensation packages provided to our executive officers, including prior equity awards and the level of outstanding vested and unvested equity awards then held by each executive officer, are sufficient to retain, motivate, and adequately reward them. In addition, our compensation committee considers the accounting costs that will be reflected in our financial statements when establishing the form of equity to be granted and the size of the awards as well as the potential dilution associated with the equity awards.

We grant equity awards under our 2010 Incentive Compensation Plan (the “2010 Plan”), which was adopted by our board of directors and approved by our stockholders and permits the grant of stock options, stock appreciation rights, restricted shares, RSUs, performance shares, and other stock-based awards to our officers, directors, employees, and consultants.

Our compensation committee may adjust the mix of equity award types or approve different awards as part of future long-term incentive awards. Awards made in connection with a new, extended, or expanded employment relationship may involve a different mix of PRSUs, time-based RSUs, stock options, or other equity-related awards depending on our compensation committee’s assessment of the total compensation package being offered.

Stock Options. Stock options represent the right to purchase shares of our common stock at a specified exercise price for a specified period of time. The stock options vest and become exercisable in installments as determined by our compensation committee. Although our long-term equity incentives have in recent years consisted primarily of PRSUs and RSUs, we continue to grant stock options to certain of our executive officers on a selective basis. As described more fully below, in 2017 our compensation committee granted time-based stock options to Messrs. Stoelting, Gettle, Rogers, and Cousins.

Restricted Stock Unit Awards. RSUs represent the right to receive one share of our common stock for each RSU upon the settlement date, which is the date on which certain conditions, such as continued employment with us for a pre-established period of time, are satisfied. RSU awards reflect both increases and decreases in the market prices of our common stock from the grant-date market prices and thus tie compensation more closely to changes in stockholder value at all levels compared to stock options, whose intrinsic value changes only when the market price of our common stock increases above the exercise price. RSUs also have retention value even during periods in which the market price of our common stock does not appreciate, which supports continuity in the senior management team. In addition, RSUs allow our compensation committee to deliver equivalent value with use of fewer authorized shares than stock option awards.

Shares of our stock are issued to RSU holders as the awards vest. The vesting schedule for RSUs granted to our executive officers and other employees provides that each award vests in four equal annual installments. Recipients of RSU awards generally must remain employed by us on a continuous basis through the end of the relevant vesting period in order to receive any shares of our common stock covered by that award, except that recipients may be entitled to accelerated delivery of a portion of their unvested RSUs in the case of the recipient’s death or disability, or upon a change in control of our company.

Performance RSU Awards. In 2015, our compensation committee added a performance-based element to our long-term incentive compensation program (the “PRSU Program”) in order to strengthen the alignment of pay-for-performance. Under the PRSU Program, PRSUs were granted to eligible employees, including our executive officers, in 2017 (other than to Mr. DiBlasi). PRSU awards are intended to reward recipients to the extent we achieve specific pre-established financial performance goals.

Under the PRSU Program, a target number of PRSUs are awarded at the beginning of each one-year performance period. Under the PRSU Program, financial performance goals are set at the beginning of each year, and performance is reviewed at the end of that year. The number of PRSUs ultimately earned will range from zero to 1.5 times the target number depending on our performance during the period. Each PRSU is equal in value to one share of our common stock, and the PRSUs earned vest in four equal installments of 25% on the date our compensation committee certifies the performance results and on March 1 of each of the next three succeeding years. Recipients of PRSU awards generally must remain employed by us on a continuous basis through the end of the relevant vesting period in order to receive any shares of our common stock covered by the PRSU award, except that recipients may be entitled to accelerated delivery of a portion of unvested PRSUs in the case of the recipient’s death or disability, or upon a change in control.

Under our PRSU Program for 2017, our compensation committee once again selected company-wide EBITDA as the financial performance metric. The calculation of EBITDA excluded non-cash compensation expense attributable to the PRSU Program, acquisition transaction expenses, the results of any acquisitions made during the year, and all non-recurring changes approved by our compensation committee. The percentage to be applied to each recipient’s target number of PRSUs ranged from zero to 150%, based upon the extent to which the actual EBITDA is achieved:

Percentage of Target EBITDA Achieved	Percentage of PRSUs Earned
Less Than 89.5%	—%
89.5%	50.0%
94.7%	75.0%
100.0%	100.0%
104.1%	125.0%
108.3% or more	150.0%

Our adjusted EBITDA for the year ended December 31, 2017 did not meet the minimum performance level under the PRSU Program for 2017. Accordingly, none of the PRSUs awarded under the PRSU Program for 2017 were earned.

2017 Equity Awards. For 2017, our compensation committee determined that the equity awards to be granted to our executive officers would consist of a combination of time-based RSUs and PRSUs, as well as time-based stock options for Messrs. Stoelting, Gettle, Rogers, and Cousins. The following table sets forth the time-based RSUs and target number of PRSUs granted to our named executive officers (other than Mr. DiBlasi, who did not receive any equity awards in 2017, and other than Mr. Rogers, who received only stock options awards in 2017) on February 28, 2017:

Name	Dollar Value of RSUs	Number of RSUs(1)	Target Dollar Value of PRSUs	Target Number of PRSUs(1)
Curtis W. Stoelting	$166,667	23,070	$333,333	46,139
Michael L. Gettle	$166,667	23,070	$333,333	46,139
Scott B. Cousins	$40,000	5,357	$80,000	11,073
Peter R. Armbruster	$75,000	10,381	$150,000	20,763

(1)

The number of RSUs and the target number of PRSUs awarded were calculated using a dollar value per share of $7.22, which was the 20-day trailing average closing sales price for our common stock as of February 28, 2017, the date our compensation committee approved the 2017 awards. On February 28, 2017, the closing price for our common stock was $7.54.

For 2017, our compensation committee also granted stock options to Messrs. Stoelting, Gettle, Rogers, and Cousins to provide additional long-term incentives. On February 28, 2017, the committee granted Messrs. Stoelting, Gettle, and Cousins seven-year non-qualified stock options to purchase 167,000, 167,000, and 65,000 shares of our common stock, respectively, each with an exercise price equal to $7.54 per share (the fair market value of our common stock on the grant date), subject to vesting over four years, with 25% vesting on each annual anniversary of the grant date. On May 22, 2017, and pursuant to our employment agreement with Mr. Rogers, the committee granted Mr. Rogers a seven-year, non-qualified stock option to purchase 165,000 shares of our common stock at a per share exercise price of $6.30 (the fair market value of our common stock on the grant date), subject to vesting over four years, with 25% vesting on each annual anniversary of the grant date.

Other Compensation Elements

Pension and Nonqualified Deferred Compensation. None of our executive officers participate in or have account balances in nonqualified defined contribution plans or other nonqualified deferred compensation plans maintained by us.

Other Compensation. All of our executive officers are eligible to participate in our employee benefit plans, including medical, dental, life insurance, and Section 401(k) plans. These plans are available to all of our employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executive officers that are not broadly available to our other employees. In designing these compensation elements, we seek to provide an overall level of benefits that is competitive with that offered by companies in the markets in which we operate based upon our general understanding of industry practice. These benefits are not considered by our compensation committee in determining the compensation of our executive officers.

Employment Agreements. Historically, we did not maintain employment contracts with our executive officers or other employees. However, in recent periods we have used employment agreements with various executive officers. For example, we entered into employment agreements with Messrs. Stoelting and Gettle upon joining our company, which were subsequently amended and restated in connection with their April 30, 2017 appointments as our chief executive officer and chief operating officer, respectively. Those restated agreements, as well as our employment agreements with Messrs. Rogers, Hurst, and Paulson, each of whom was hired and appointed as an executive officer in 2017, are described below under “Executive Compensation—Employment and Other Agreements” below.

Severance Payments due Upon Termination of Employment and/or a Change in Control. We currently provide for the accelerated vesting of outstanding and unvested equity awards in connection with any “change in control” of our company. Our compensation committee believes that for our executive officers, accelerated vesting of equity awards in the event of a change in control is generally appropriate because in some change in control situations, equity of the target company is cancelled, making immediate acceleration necessary in order to preserve the value of the award. In addition, we rely primarily on equity awards to provide our executive officers with the opportunity to accumulate substantial resources to fund their retirement income, and our compensation committee believes that a change in control event is an appropriate liquidation point for awards designed for such purpose.

In addition, Messrs. Stoelting, Gettle, Rogers, Cousins, Hurst, and Paulson are, and Messrs. DiBlasi and Armbruster were, eligible to receive cash severance payments in certain circumstances related to involuntary terminations of employment. These payments are intended to provide a level of transition assistance in the event of an involuntary termination of employment. Our compensation committee believes these provisions are fair and reasonable based on its understanding of market practices among industry competitors and within the broader environment of similarly sized businesses.

We believe these post-employment severance payments and benefits are an essential element of our compensation package for our executive officers and assist us in recruiting and retaining talented individuals. In addition, we believe that it is more equitable to offer severance payments based on a standard formula determined as a multiple of base pay because severance often serves as a bridge when employment is involuntarily terminated, and should therefore not be affected by other, longer-term compensation arrangements. As a result, other compensation decisions are not generally based on the existence of this severance protection. For a detailed description of the post-employment compensation of our named executive officers, see Potential Payments Upon Termination or Change in Control below.

Prohibitions on Hedging and Pledging of Shares. Among other things, our insider trading policy prohibits our executive officers from engaging in put, call, derivative, or short sale transactions, as well as pledging our securities as collateral for a loan.

Stock Ownership Guidelines. We do not currently maintain stock ownership guidelines for our executive officers.

Compensation Recovery (“Clawback”) Policy. We do not currently maintain a formal compensation recovery “clawback” policy or practice regarding the adjustment or recovery of awards or payments if the relevant performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. However, in connection with the adoption of rules under the Dodd-Frank Act, our compensation committee expects that in the future it will establish mechanisms to recover incentive compensation in the event of a financial restatement or similar event.

Approval Process for Equity Awards

Our executive officers and other employees receive long-term equity awards pursuant to the terms of the 2010 Plan. Our compensation committee administers the 2010 Plan and establishes the rules for all awards granted thereunder, including grant guidelines, vesting schedules, and other provisions. Our compensation committee reviews these rules from time to time and considers, among other things, the interests of our stockholders, market conditions, information provided by the compensation committee’s compensation consultant and our legal advisor, performance objectives, and recommendations made by our chief executive officer.

Our compensation committee reviews awards for all employees. Our compensation committee has established a process in which it reviews the recommendations of our chief executive officer for our executive officers (other than himself) and other employees, modifies the proposed grants in certain circumstances, and approves the awards effective as of the date of its approval.

We have no practice of timing the grant of equity awards to coordinate with the release of material non-public information, and we have not timed the release of material non-public information for the purpose of affecting the value of named executive officer compensation. In addition, our practice of calculating the number of shares of our common stock subject to equity awards based on the 20-day trailing average closing sale price of our common stock mitigates the effects of both our stock price volatility and the impact of grant timing.

In August 2013, our compensation committee created an employee RSU committee and appointed Mr. DiBlasi as the committee’s sole member. In August 2017, Mr. Stoelting replaced Mr. DiBlasi as the committee’s sole member. The employee RSU committee has the authority to grant RSUs pursuant to the 2010 Plan solely to newly hired non-executive officer employees of our company (other than “Covered Employees” as defined in the 2010 Plan) as follows:

•	the specified dollar value of any individual award of RSUs by the committee shall not exceed $50,000;

•

the specific number of RSUs to be granted by the committee shall be calculated using the 20-day trailing average closing sales price for our common stock on the NYSE during the 20 trading days immediately prior to the grant date;

•	all awards of RSUs by the committee shall have standard terms, including vesting; and

•	the committee shall promptly following the end of each calendar quarter provide our compensation committee with a report regarding the grants made by the committee during the prior quarter.

Impact of Tax and Accounting

As a general matter, our compensation committee takes into account the various tax and accounting implications of the compensation vehicles employed by us. While structuring compensation programs to result in more favorable tax and financial reporting treatment is a general objective, our compensation committee balances this goal with other business needs that may be inconsistent with obtaining the most favorable tax and accounting treatment for each component of compensation.

Deductibility. Under Section 162(m) of the Code, the federal income tax deduction for compensation paid to certain executive officers of publicly-held companies is limited to $1 million per officer per fiscal year. Prior to the Tax Cuts and Jobs Act (the “Tax Reform Act”), that limitation did not apply if the compensation met certain qualifying performance based requirements. As a result of the Tax Reform Act, however, that performance-based exception is generally no longer available. As a result, more of our executive compensation will likely not be tax deductible, although the impact of the loss of this tax benefit may be partially offset by the lower corporate income tax rate applicable under the Tax Reform Act. Although our compensation committee considers the impact of Section 162(m) of the Code as well as other tax and accounting consequences when developing and implementing our executive compensation programs, the compensation committee retains the flexibility to design and administer compensation programs that are in the best interests of our company and its stockholders.

Additional Tax Implications. Section 409A of the Code imposes additional income taxes on executive officers and others for certain types of deferred compensation that do not comply with Section 409A. We attempt, in good faith, to structure compensation so that it either conforms with the requirements of or qualifies for an exception under Section 409A. Sections 280G and 4999 of the Code impose an excise tax on payments to executive officers who hold significant equity interests and certain other service providers of payments and benefits received in connection with a change in control of our company that exceed the levels specified in the Section 280G rules. Our executive officers may receive the amounts shown in the section entitled “Executive Compensation—Potential Payments Upon Termination or Change in Control” as change in control payments and benefits that could trigger this excise tax. We do not offer our executive officers, as part of their change in control benefits, any gross ups or other payments related to this excise tax under Section 4999 of the Code.

Accounting Considerations. When determining the size of long-term incentive awards to our executive officers and employees, our compensation committee examines the accounting cost associated with such awards. Under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, “Compensation—Stock Compensation,” grants of stock options, PRSUs, and RSUs result in an accounting charge for us equal to the grant date fair value of those securities. For stock options, the accounting cost is calculated using the Black Scholes option pricing model. The cost is then amortized over the requisite vesting period. For time-based RSUs, the accounting cost is generally equal to the fair market value of the underlying shares of common stock on the date of the award. The cost is then amortized over the requisite service period. For PRSUs, the accounting cost is generally equal to the fair market value of the underlying shares of common stock on the date of the award that are expected to vest under the performance criteria. Adjustments to the accounting cost are made each quarter based on re-evaluations of expected vesting under the performance criteria.

COMPENSATION COMMITTEE REPORT

Our compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on such review and discussion, the compensation committee recommended to our board of directors, and our board of directors approved, that our Compensation Discussion and Analysis be included in this Proxy Statement.

Michael P. Ward, Chairman

Scott L. Dobak

Christopher L. Doerr

James D. Staley

William S. Urkiel

EXECUTIVE COMPENSATION

Fiscal Year 2017 Summary Compensation Table

The following table sets forth compensation information for our named executive officers.

Name and Principal Position	Year	Salary			Bonus			Stock Awards(1)		Option Awards(2)		Non-Equity Incentive Plan Compensation(3)		All Other Compensation(4)		Total
Curtis W. Stoelting	2017		$529,115			$—			$521,836		$552,672		$—		$5,966		$1,609,589
Chief Executive Officer(5)	2016		$432,692			$—			$—		$595,600		$—		$4,749		$1,033,041
Michael L. Gettle	2017		$528,154			$—			$521,836		$552,672		$—		$8,874		$1,611,536
President, Chief Operating Officer, and Secretary(6)
Terence R. Rogers	2017		$246,154			$—			$—		$452,100		$—		$327		$698,581
Executive Vice President and Chief Financial Officer(7)
Scott B. Cousins	2017		$288,462			$50,000	(9)		$125,239		$215,112		$—		$2,016		$680,829
Chief Information Officer(8)
Mark A. DiBlasi	2017		$475,923	(11)		$—			$—		$—		$—		$7,284		$483,207
Former Chief Executive Officer and President(10)	2016 2015	$ $	537,154 543,885		$ $	— —		$ $	— 661,534	$ $	405,300 —	$ $	— —	$ $	9,138 8,754	$ $	951,592 1,214,173
Peter R. Armbruster	2017		$293,692	(13)		$—			$234,826		$—		$—		$8,785		$537,303
Former Chief Financial Officer, Treasurer, and Secretary(12)	2016 2015	$ $	331,462 335,192		$ $	— —		$ $	322,302 441,040	$ $	— —	$ $	— —	$ $	8,724 8,754	$ $	662,488 784,986

(1)

Amounts reflect the grant date fair value of stock awards. The grant date fair value is calculated in accordance with ASC Topic 718, “Compensation—Stock Compensation.” The fair value of time-vest RSUs is based on the closing market price of our common stock on the date of grant. The fair value of PRSUs is based on the closing market price of our common stock on the date of grant and was calculated based on the probable achievement of the performance goals as determined at the date of grant, which was determined to be the target level of performance. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of valuation assumptions, see Note 9 to our 2017 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers with respect to these awards.

The table below reflects the target number of PRSUs granted under the PRSU Program to our named executive officers (other than Messrs. DiBlasi and Rogers) for 2017, the grant date fair value of the target PRSUs reflected in the table above for fiscal 2017, and the actual number of PRSUs earned under the PRSU Program for 2017. Since our financial performance did not meet the threshold financial performance level under the PRSU Program for 2017, none of the PRSUs awarded under the PRSU Program for 2017, including to our named executive officers, were earned. See Compensation Discussion and Analysis—Individual Executive Officer Compensation—Performance RSU Awards.

	Target Number of PRSUs	Probable Grant Date Fair Value	Number of Earned PRSUs
Curtis W. Stoelting	46,139	$347,888	—
Michael L. Gettle	46,139	$347,888	—
Scott B. Cousins	11,073	$83,490	—
Peter R. Armbruster	20,763	$156,553	—

(2)

Amounts reflect the grant date fair value of option awards. The grant date fair value is calculated in accordance with ASC Topic 718, “Compensation—Stock Compensation.” For a discussion of valuation assumptions, see Note 9 to our 2017 consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the named executive officers with respect to these awards.

(3)

Amounts for fiscal 2017, 2016, and 2015 reflect that we did not meet the threshold level of financial performance under our 2017, 2016, and 2015 cash incentive plans; accordingly, our named executive officers did not receive any payout under those plans. For a description of our 2017 cash incentive plan, see Compensation Discussion and Analysis—Individual Executive Officer Compensation—2017 Annual Incentive Bonus Plan.

(4)

Amounts for 2017, 2016, and 2015 reflect matching contributions under our 401(k) plan and a gross-up tax reimbursement to cover taxes on term life insurance premiums computed in accordance with Internal Revenue Service guidelines. Our executive officers participate in our medical and disability insurance plans in the same manner as our other employees and do not receive any perquisites.

(5)

Mr. Stoelting was appointed our Chief Executive Officer, Principal Financial Officer, and Principal Accounting Officer in April 2017. Mr. Stoelting previously served as our Principal Financial Officer and Principal Accounting Officer from April 2017 until March 2018 and our President and Chief Operating Officer from January 2016 until April 2017.

(6)	Mr. Gettle was appointed our President, Chief Operating Officer, and Secretary in April 2017. Mr. Gettle previously served as our Executive Vice President from May 2016 until April 2017.
(7)	Mr. Rogers was appointed our Executive Vice President and Chief Financial Officer in May 2017.
(8)	Mr. Cousins was appointed our Chief Information Officer in January 2017. On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018.
(9)	Represents a signing bonus received in January 2017.
(10)

Mr. DiBlasi served as our Chief Executive Officer from January 2006 until April 2017 and as our President from January 2006 to January 2016. Mr. DiBlasi’s employment was terminated effective April 30, 2017.

(11)	Includes $333,402 of severance payments made to Mr. DiBlasi following the termination of his employment.
(12)	Mr. Armbruster served as our Chief Financial Officer, Treasurer, and Secretary from December 2005 until March 2017. Mr. Armbruster’s employment was terminated effective March 29, 2017.
(13)	Includes $239,998 of severance payments made to Mr. Armbruster following the termination of his employment.

Employment and Other Agreements

Historically, we did not have written employment agreements with our executive officers. We have, however, provided employment letter agreements to our executive officers, which provided them with the right to participate in our incentive compensation plans and the right to participate in all insurance, retirement, and other fringe benefit plans as may from time to time be provided to our executives. The employment letter agreement with Mr. Cousins also contains, and the employment letter agreements with Messrs. DiBlasi and Armbruster also contained, severance benefits. Recently, however, we have entered into employment agreements with certain of our new executive officers, which are described below. In addition, we have also recently entered into management retention agreements with certain of our executive officers and a supplemental pay agreement with one executive officer, all of which are described below. For a discussion of the severance benefits provided to our named executive officers, see Potential Payments Upon Termination or Change in Control below.

On April 30, 2017, in connection with our appointment of Mr. Stoelting as our Chief Executive Officer, we entered into a second amended and restated employment agreement with Mr. Stoelting. Pursuant to the terms of the employment agreement, Mr. Stoelting will receive an annual base salary of $571,000. Mr. Stoelting is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Stoelting’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Stoelting terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Stoelting his base salary for the 18-month period following the date of such termination, and we will pay Mr. Stoelting a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 18-month period. If, however, we terminate Mr. Stoelting’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Stoelting terminates his employment for “good reason” (as such term is defined in the employment agreement) during the two-year period immediately following a “change in control” (as such term is defined in the 2010 Plan), then in lieu of the payments described in the preceding sentence, we will continue to pay Mr. Stoelting his base salary for the 24-month period following the date of such termination, we will pay Mr. Stoelting a lump sum amount equal to two times Mr. Stoelting’s bonus, based on the target established under our bonus plan, payable during the year in which the termination of employment occurs, and we will pay Mr. Stoelting a lump sum amount equal to 24 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 24-month period. Mr. Stoelting must execute a general release in order to receive any severance benefits.

On April 30, 2017, in connection with our appointment of Mr. Gettle as our President and Chief Operating Officer, we entered into a second amended and restated employment agreement with Mr. Gettle. Pursuant to the terms of the employment agreement, Mr. Gettle will receive an annual base salary of $571,000. Mr. Gettle is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Gettle’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Gettle terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Gettle his base salary for the 18-month period following the date of such termination, and we will pay Mr. Gettle a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 18-month period. If, however, we terminate Mr. Gettle’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Gettle terminates his employment for “good reason” (as such term is defined in the employment agreement) during the two-year period immediately following a “change in control” (as such term is defined in the 2010 Plan), then in lieu of the payments described in the preceding sentence, we will continue to pay Mr. Gettle his base salary for the 24-month period following the date of such termination, we will pay Mr. Gettle a lump sum amount equal to two times Mr. Gettle’s bonus, based on the target established under our bonus plan, payable during the year in which the termination of employment occurs, and we will pay Mr. Gettle a lump sum amount equal to 24 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 24-month period. Mr. Gettle must execute a general release in order to receive any severance benefits.

On May 22, 2017, in connection with our appointment of Mr. Rogers as our Executive Vice President and Chief Financial Officer, we entered into an employment agreement with Mr. Rogers. Pursuant to the terms of the employment agreement, Mr. Rogers will receive an annual base salary of $400,000. Mr. Rogers is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Rogers’ employment without “cause” (as such term is defined in the employment agreement) or Mr. Rogers terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Rogers his base salary for the 12-month period following the date of such termination, and we will pay Mr. Rogers a lump sum amount equal to 12 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for a 12-month period. If, however, we terminate Mr. Rogers’ employment without “cause” (as such term is defined in the employment agreement) or Mr. Rogers terminates his employment for “good reason” (as such term is defined in the employment agreement) during the two-year period immediately following a “change in control” (as such term is defined in the 2010 Plan), then in lieu of the payments described in the preceding sentence, we will continue to pay Mr. Rogers his base salary for the 18-month period following the date of such termination, we will pay Mr. Rogers a lump sum amount equal to one and one-half times Mr. Rogers’ bonus, based on the target established under our bonus plan, payable during the year in which the termination of employment occurs, and we will pay Mr. Rogers a lump sum amount equal to 18 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for an 18-month period. Mr. Rogers must execute a general release in order to receive any severance benefits.

On July 18, 2018, we entered into a Supplemental Pay Agreement with Mr. Rogers. The Supplemental Pay Agreement generally provides that, if we redeem shares of our outstanding preferred stock with an aggregate redemption price of at least $200 million, we will (i) continue to pay Mr. Rogers his base salary for a 12-month period following any termination of his employment by us occurring at least 60 days after such “Specified Redemption” of preferred stock, and (ii) pay Mr. Rogers a lump sum equal to 12 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for such 12-month period. In order to receive such severance benefits, Mr. Rogers must execute a general release, must not have voluntarily terminated his employment with us during the 60 days following the “Specified Redemption” and must continue compliance with the “Protective Covenants” set forth in his May 22, 2017 Employment Agreement . If any severance benefits are paid under the Supplemental Pay Agreement, Mr. Rogers will not be entitled to receive any severance payments under the May 22, 2017 Employment Agreement with Mr. Rogers, even if Mr. Rogers is terminated without “cause” (as such term is defined in the employment agreement) or Mr. Rogers terminates his employment for “good reason” (as such term is defined in the employment agreement). Additionally, our payment obligations under this Supplemental Pay Agreement will terminate upon the earlier occurrence of (a) a “Liquidity Event” (as defined in the July 9, 2018 Retention Agreement with Mr. Rogers) that will entitle Mr. Rogers to a retention bonus as provided in the July 9, 2018 Retention Agreement with Mr. Rogers, (b) termination of the July 9, 2018 Retention Agreement with Mr. Rogers or (c) termination of Mr. Rogers’ employment with us for any reason within a 60-day period after such “Specified Redemption.”

On July 31, 2017, in connection with our appointment of Mr. Hurst as our President—Roadrunner Freight, we entered into an employment agreement with Mr. Hurst. Pursuant to the terms of the employment agreement, Mr. Hurst will receive an annual base salary of $295,000. Mr. Hurst is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Hurst’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Hurst terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Hurst his base salary for the 12-month period following the date of such termination, and we will pay Mr. Hurst a lump sum amount equal to 12 times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for a 12-month period. Mr. Hurst must execute a general release in order to receive any severance benefits.

On October 4, 2017, in connection with our appointment of Mr. Paulson as our Senior Vice President—Human Resources, we entered into an employment agreement with Mr. Paulson. Pursuant to the terms of the employment agreement, Mr. Paulson will receive an annual base salary of $200,000. Mr. Paulson is also eligible to earn bonus compensation under our bonus plan and is entitled to participate in and receive all benefits under our employee benefit programs. The employment agreement provides that, in the event we terminate Mr. Paulson’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Paulson terminates his employment for “good reason” (as such term is defined in the employment agreement), we will continue to pay Mr. Paulson his base salary for the nine-month period following the date of such termination, and we will pay Mr. Paulson a lump sum amount equal to nine times the monthly COBRA premium that would be necessary to permit him to continue group insurance coverage under our plans for a nine-month period. Mr. Paulson must execute a general release in order to receive any severance benefits.

On July 9, 2018, we entered into management retention agreements with each of Messrs. Stoelting, Gettle, Rogers, and Cousins that provide for potential retention bonuses of $3,178,000, $2,858,000, $995,000, and $783,000, respectively. Each management retention agreement provides that we will pay the executive the retention bonus if we consummate a “Liquidity Event” prior to June 30, 2019. A Liquidity Event is generally defined as a change of control transaction with any person other than Elliott Associates, L.P. and its affiliates. Each retention bonus would be payable 50% within one week upon the consummation of the Liquidity Event and 50% on the six-month anniversary of such closing, with accelerated payments if the executive is terminated without “Cause” (as defined in each executive’s employment agreement) or resigns for “Good Reason” (as defined in each executive’s employment agreement). The second installment of the retention bonus may be forfeited by the executive if the executive is employed by the purchaser or if, within the six-month anniversary of the closing, the executive’s employment is terminated by us for “Cause” or by the executive without “Good Reason.” However, our obligation to pay retention bonuses will automatically terminate upon the grant to the executive of additional RSUs and performance RSUs for a specified minimum number of shares of our common stock.

On July 9, 2018, our compensation committee granted Messrs. Stoelting, Gettle, Rogers, and Cousins RSUs pursuant to our 2010 Plan for 210,000, 210,000, 75,000, and 63,000 shares of our common stock, respectively. Each of these 2018 RSU awards vest 25% each year over four years and are subject to the same terms and conditions as other RSUs, including the potential accelerated delivery of a portion of these RSUs in the case of the recipient’s death or disability, or upon a change in control of our company.

Fiscal Year 2017 Grants of Plan-Based Awards

The following table provides information with respect to grants of plan-based awards to our named executive officers during the fiscal year ended December 31, 2017.

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options		Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards(4)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Curtis W. Stoelting		$171,300	$513,900	$856,500
	2/28/2017				23,070	46,139	69,209					$347,888
	2/28/2017							23,070				$173,948
	2/28/2017								167,000	(5)	$7.54	$552,672
Michael L. Gettle		$171,300	$513,900	$856,500
	2/28/2017				23,070	46,139	69,209					$347,888
	2/28/2017							23,070				$173,948
	2/28/2017								167,000	(5)	$7.54	$552,672
Terence R. Rogers		$112,000	$300,000	$550,000
	5/22/2017								165,000	(6)	$6.30	$452,100
Scott B. Cousins(7)		$45,000	$150,000	$285,000
	2/28/2017				5,537	11,073	16,610					$83,490
	2/28/2017							5,537				$41,749
	2/28/2017								65,000	(5)	$7.54	$215,112
Peter R. Armbruster(8)		$83,000	$199,200	$365,200
	2/28/2017				10,381	20,763	31,144					$156,553
	2/28/2017							10,381				$78,273

(1)

Amounts reflect the threshold, target and maximum amounts that could have been paid to the named executive officer under our 2017 cash incentive plan. For fiscal 2017, we did not meet the threshold level of financial performance under our 2017 cash incentive plan; accordingly, our named executive officers did not receive any payout under that plan. For a description of our 2017 cash incentive plan, see Compensation Discussion and Analysis—Individual Executive Officer Compensation—2017 Annual Incentive Bonus Plan.

(2)

Amounts reflect the threshold, target, and maximum number of shares of our common stock subject to PRSUs granted to our named executive officers under the PRSU Program for 2017. Our financial performance did not exceed the threshold financial performance level under the PRSU Program for 2017. Accordingly, none of the PRSUs awarded under the PRSU Program for 2017, including to our named executive officers, were earned. See Compensation Discussion and Analysis—Individual Executive Officer Compensation—2017 Equity Awards.

(3)	Such RSUs vest 25% on each of March 1, 2018, 2019, 2020, and 2021.
(4)

Amounts reflect the grant date fair value of stock and option awards. The grant date fair value is calculated in accordance with ASC Topic 718, “Compensation—Stock Compensation.” See footnotes 1 and 2 of the Fiscal Year 2017 Summary Compensation Table above.

(5)	25% of the shares underlying this stock option vest on each of February 28, 2018, 2019, 2020, and 2021.
(6)	25% of the shares underlying this stock option vest on each of May 22, 2018, 2019, 2020, and 2021.
(7)	On October 16, 2018, Mr. Cousins resigned as our Chief Information Officer effective October 26, 2018.
(8)	Mr. Armbruster served as our Chief Financial Officer, Treasurer, and Secretary from December 2005 until March 2017. Mr. Armbruster’s employment was terminated effective March 29, 2017.

Outstanding Equity Awards at Fiscal Year-End 2017

The following table sets forth the outstanding equity awards held by our named executive officers as of December 31, 2017.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options			Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested(1)
Name	Exercisable	Unexercisable
Curtis W. Stoelting	30,000	120,000	(2)	$7.11	1/18/2023
	30,000	120,000	(2)	$14.22	1/18/2023
	—	167,000	(3)	$7.54	2/28/2024
						23,070	(4)	$177,870
Michael L. Gettle	20,000	80,000	(5)	$7.64	5/18/2023
	—	167,000	(3)	$7.54	2/28/2024
						23,070	(4)	$177,870
Terence R. Rogers	—	165,000	(6)	$6.30	5/22/2024
Scott B. Cousins	—	65,000	(3)	$7.54	2/28/2024
						5,537	(4)	$42,690
Mark A. DiBlasi(7)	41,667	83,333	(8)	$7.11	1/18/2020
	41,667	83,333	(8)	$14.22	1/18/2020
						4,165	(9)	$32,112

(1)	Based on the closing price of our common stock on December 31, 2017.
(2)	20% of the total number of shares underlying this stock option vest on each of January 18, 2017, 2018, 2019, 2020, and 2021.
(3)	25% of the shares underlying this stock option vest on each of February 28, 2018, 2019, 2020, and 2021.
(4)	Such RSUs vest 25% on each of March 1, 2018, 2019, 2020, and 2021.
(5)	20% of the total number of shares underlying this stock option vest on each of May 18, 2017, 2018, 2019, 2020, and 2021.
(6)	25% of the shares underlying this stock option vest on each of May 22, 2018, 2019, 2020, and 2021.
(7)

Mr. DiBlasi served as our Chief Executive Officer from January 2006 until April 2017 and as our President from January 2006 to January 2016. Mr. DiBlasi’s employment was terminated effective April 30, 2017.

(8)	One-third of the total number of shares underlying this stock option vest on each of January 18, 2017, 2018, and 2019.
(9)	Such RSUs vest on March 1, 2018.

Option Exercises and Stock Vested in Fiscal Year 2017

The following table sets forth information concerning the value realized by each of our named executive officers upon the exercise of stock options and the vesting of stock awards during 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Curtis W. Stoelting			—	$—
Michael L. Gettle			—	$—
Terence R. Rogers			—	$—
Scott B. Cousins			—	$—
Mark A. DiBlasi			8,726	$67,190
Peter R. Armbruster			7,689	$59,205

(1)	The value realized equals the fair market value of our common stock on the date of vesting multiplied by the number of shares released on vest date.

Pension Benefits

We do not offer any defined benefit pension plans for any of our employees. We have a 401(k) plan in which our employees may participate. In 2017, no discretionary contributions to our 401(k) plan were made on behalf of our executive officers.

Nonqualified Deferred Compensation and Retirement Plans

We do not offer any deferred compensation plans, defined benefit pension plans, or supplemental retirement plans for our executive officers.

401(k) Plan

We sponsor a defined contribution profit sharing plan for our full-time employees, which is intended to qualify as a tax qualified plan under Section 401 of the Code. The plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to the statutory limit. The plan permits us to make discretionary contributions of up to an additional 50% of each participant’s contributions not to exceed 4% of his or her pre-tax compensation, up to the statutory limit, which generally vest over three years. We match 50% of each participant’s contributions up to the first 6% contributed.

Potential Payments Upon Termination or Change in Control

As described above, the employment agreements with Messrs. Stoelting, Gettle, Rogers, Hurst, and Paulson provide for severance benefits upon certain terminations of employment, including following a change in control. See Employment and Other Agreements. In addition, the employment letter agreement with Mr. Cousins provides for, and the employment letter agreements with Messrs. DiBlasi and Armbruster provided for severance benefits upon certain terminations of employment. Pursuant to the employment letter agreement with Mr. Cousins, if Mr. Cousins (i) is terminated for any reason other than for cause or (ii) is terminated because of a change in control, in each case during the first three years of his employment, he is entitled to receive a severance payment equal to 12 months of his base pay. Our obligation to pay severance benefits is subject to Mr. Cousins’ execution and delivery to us of a release. Pursuant to the employment letter agreements with Messrs. DiBlasi and Armbruster, if Messrs. DiBlasi and Armbruster (i) was terminated for any reason other than for cause, (ii) terminated his employment voluntarily for good reason, or (iii) was terminated without cause during the one-year period following a change in control, he was entitled to receive his current base salary for a period of 12 months in accordance with our normal payroll practices and would be eligible to receive all benefits under all benefit plans and programs provided by us (including medical and group life plans and programs) for the same period. Our obligation to pay severance benefits was subject to Messrs. DiBlasi’s or Armbruster’s compliance with any confidentiality, non-competition, and non-solicitation agreements with us, as well as Messrs. DiBlasi’s or Armbruster’s execution and delivery to us of a release. Additionally, pursuant to the management retention agreements we entered into on July 9, 2018 with each of Messrs. Stoelting, Gettle, Rogers, and Cousins providing for potential retention bonuses of $3,178,000, $2,858,000, $995,000, $783,000, respectively, we will pay each of Messrs. Stoelting, Gettle, Rogers, and Cousins the retention bonus if we consummate a “Liquidity Event” prior to June 30, 2019. A Liquidity Event is generally defined as a change of control transaction with any person other than Elliott Associates, L.P. and its affiliates. Each retention bonus would be payable 50% upon the consummation of the Liquidity Event and 50% on the six-month anniversary of such closing, with accelerated payments if the executive is terminated without “cause” or resigns for “good reason.” The second installment of the retention bonus may be forfeited by the executive if the executive is employed by the purchaser or if, within the six-month anniversary of the closing, the executive’s employment is terminated by us for “cause” or by the executive without “good reason.” Additionally, our obligations under the retention agreements will automatically terminate upon the grant to the executives of additional RSUs and performance RSUs for a specified minimum number of shares of our common stock. The definitions of “change in control,” “cause,” and “good reason” and the descriptions of the payments and benefits can be found in the employment letter agreements, which we have filed with the SEC. The arrangements reflected in these agreements are designed to encourage the officers’ full attention and dedication to our company currently and, in the event of termination following a change in control, provide these officers with individual financial security.

In addition, in the event of a change in control (as defined in the 2010 Plan), all outstanding and unvested stock options, RSUs, and earned PRSUs, as well as the target number of PRSUs if the change in control occurs before the “Performance Determination Date” (as defined in the PRSU Award Agreement, a form of which has been filed with the SEC) with respect to such PRSUs, including those held by our named executive officers, will immediately vest as of the date of the change in control.

The tables below provide certain information regarding potential payments and other benefits that would be payable to our named executive officers upon any termination of employment or a change in control of our company. The tables below assume that the termination or change in control event occurred on December 31, 2017.

Curtis W. Stoelting

Executive Benefits	Termination without Cause or for Good Reason	Termination without Cause or for Good Reason within 24 Months Following a Change in Control	Change in Control
Cash-based Severance	$856,500	$1,142,000	$—
Health and Welfare Benefits	$119	$158	$—
Bonus	$—	$1,027,800	$3,178,000	(1)
Equity Treatment	$—	$—	$651,991	(2)

(1)

The amounts shown represent the full retention bonus as provided in the management retention agreement entered into by and between us and Mr. Stoelting dated as of July 9, 2018, payable with 50% upon consummation of the Liquidity Event and 50% on the sixth-month anniversary of such closing.

(2)

The amounts shown represent the market value of unvested stock options and RSUs and the target number of PRSUs granted during 2017 that would become fully vested upon a change in control and is based on the closing price of our common stock on December 31, 2017.

Michael L. Gettle

Executive Benefits	Termination without Cause or for Good Reason	Termination without Cause or for Good Reason within 24 Months Following a Change in Control	Change in Control
Cash-based Severance	$856,500	$1,142,000	$—
Health and Welfare Benefits	$35,503	$47,337	$—
Bonus	$—	$1,027,800	$2,858,500	(1)
Equity Treatment	$—	$—	$568,991	(2)

(1)

The amounts shown represent the full retention bonus as provided in the management retention agreement entered into by and between us and Mr. Gettle dated as of July 9, 2018, payable with 50% upon consummation of the Liquidity Event and 50% on the sixth-month anniversary of such closing.

(2)

The amounts shown represent the market value of unvested stock options and RSUs and the target number of PRSUs granted during 2017 that would become fully vested upon a change in control and is based on the closing price of our common stock on December 31, 2017.

Terence R. Rogers

Executive Benefits	Termination without Cause or for Good Reason	Termination without Cause or for Good Reason within 24 Months Following a Change in Control	Change in Control
Cash-based Severance	$400,000	$600,000	$—
Health and Welfare Benefits	$—	$—	$—
Bonus	$—	$450,000	$995,000	(1)
Equity Treatment	$—	$—	$232,650	(2)

(1)

The amounts shown represent the full retention bonus as provided in the management retention agreement entered into by and between us and Mr. Rogers dated as of July 9, 2018, payable with 50% upon consummation of the Liquidity Event and 50% on the sixth-month anniversary of such closing.

(2)

The amounts shown represent the market value of unvested stock options that would become fully vested upon a change in control and is based on the closing price of our common stock on December 31, 2017.

Scott B. Cousins

Executive Benefits	Termination without Cause or Because of a Change in Control	Change in Control
Cash-based Severance	$300,000	$—
Health and Welfare Benefits	$—	$783,000	(1)
Equity Treatment	$—	$568,991	(2)

(1)

The amount shown represent the full retention bonus as provided in the management retention agreement entered into by and between us and Mr. Cousins dated as of July 9, 2018, payable with 50% upon consummation of the Liquidity Event and 50% on the sixth-month anniversary of such closing.

(2)

The amounts shown represent the market value of unvested stock options and RSUs and the target number of PRSUs granted during 2017 that would become fully vested upon a change in control and is based on the closing price of our common stock on December 31, 2017.

CEO Pay Ratio Disclosure

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation of our CEO to that of our median employee. The pay ratio and annual total compensation amount disclosed in this section are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules.

Median Employee Determination

We identified our median employee by calculating the 2017 cash compensation for all employees, excluding the CEO, who were employed by us on December 31, 2017. This included 4,391 employees, and included all full-time, part-time and seasonal employees that had been employed by us for at least one month. The calculation included employees who were active on December 31, 2017 but not employed for all of 2017 and the calculation did not annualize their compensation. In accordance with SEC rules, we excluded all non-U.S. employees who were active on December 31, 2017, which represented less than 5% of our total U.S. and non-U.S. workforce. Cash compensation included all earnings paid to each employee during the calendar year, including base salary and wages, bonuses and incentive payments, commissions, company 401(k) matching contributions, overtime and holiday or PTO pay.

Annual Compensation of Median Employee Using Summary Compensation Table Methodology

After identifying the median employee as described above, we calculated annual total compensation for this employee using the same methodology we use for our CEO in the 2017 Summary Compensation Table. This compensation calculation includes base salary and wages, bonuses and incentive payments, commissions, company 401(k) matching contributions, overtime and holiday or PTO pay, equity awards, and a gross-up tax reimbursement to cover taxes on term life insurance premiums. The compensation for our median employee was $41,390 and the compensation for the CEO was $1,609,589.

2017 Pay Ratio

Based on the above information, the ratio of the annual total compensation of our CEO to the median employee is 39:1. The pay ratio reported by other companies may not be comparable to the pay ratio reported above, due to variances in business mix, proportion of seasonal and part-time employees and distribution of employees across geographies. We seek to attract, incentivize and retain our employees through a combination of competitive base pay, bonus opportunities, 401(k) contributions, and other benefits.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options, warrants, and rights under our incentive compensation plans as of December 31, 2017.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity Compensation Plans Approved by Stockholders	1,607,620	$10.34	558,498
Equity Compensation Plans Not Approved by Stockholders	—	—	—

Total	1,607,620	$10.34	558,498

(1)

Includes 358,087 shares issuable upon the vesting and delivery of RSUs granted under the 2010 Plan and 1,214,000 shares issuable upon the exercise of outstanding stock options granted under our 2010 Plan, and 35,533 shares issuable upon the exercise of outstanding stock options granted under our previously maintained key employee equity plan, which we have discontinued.

(2)	The weighted average exercise price does not take into account the 358,087 shares issuable upon the vesting and delivery of outstanding RSUs.
(3)	Under the 2010 Plan, we have reserved 2,500,000 shares of common stock for issuance pursuant to awards granted under such plan.

2010 Incentive Compensation Plan

The purpose of the 2010 Plan is to assist our company and our subsidiaries and other designated affiliates (“Related Entities”), in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, consultants, and other persons who provide services to our company or our Related Entities by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The 2010 Plan was intended to qualify certain compensation awarded under the 2010 Plan for tax deductibility under Section 162(m) of the Code to the extent deemed appropriate by the plan administrator, although as a result of the Tax Reform Act, this provision of the Code has been repealed; as a result, for years after 2017, compensation for certain of our executive officers will not be deductible to the extent it exceeds $1 million per officer.

Eligibility

Officers, directors, employees, and consultants of our company and our Related Entities, as determined by the plan administrator (described below), are eligible to participate in the 2010 Plan (an “Eligible Person”).

Shares Available for Awards; Annual Per-Person Limitations

Subject to certain adjustments as described in the 2010 Plan, a total of 2,500,000 shares of our common stock were initially reserved for issuance as awards under the 2010 Plan. As of December 31, 2017, a total of 333,882 shares had been issued under the 2010 Plan, 1,607,620 shares were subject to outstanding awards under the 2010 Plan, and 558,498 shares were available for the future grant of awards under the 2010 Plan.

If any shares of our common stock subject to an award under the 2010 Plan are forfeited, repurchased by our company, expire, or otherwise terminate without issuance of such shares, or any award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such award, the shares will, to the extent of such forfeiture, repurchase, expiration, termination, cash settlement, or non-issuance, again be available for awards under the 2010 Plan. In the event that any option or other award is exercised by the withholding of shares from the award by our company, or withholding tax liabilities arising from such option or other award are satisfied by the withholding of shares from the award by our company, then only the net number of shares actually issued to the participant, excluding the shares withheld, will be counted as issued for purposes of determining the maximum number of shares available for grant under the 2010 Plan.

Administration

Our board of directors has the authority to administer the 2010 Plan as the plan administrator. However, our board of directors has the authority to delegate its authority as plan administrator to one or more committees, including its compensation committee. Subject to the terms of the 2010 Plan, the plan administrator determines which of the Eligible Persons will be granted awards, when and how each award will be granted, what type or combination of types of awards will be granted, the provisions of each award granted (which need not be identical), including the time or times when a person will be permitted to receive shares or cash pursuant to an award, and the number of shares or amount of cash with respect to which an award will be granted to each such person. In addition, the plan administrator may construe, interpret, and make all determinations under the 2010 Plan and awards granted under it, and establish, amend, and revoke rules and regulations for the 2010 Plan’s administration. The plan administrator may, with the consent of any adversely affected participant, (i) reduce the exercise price of any outstanding award under the 2010 Plan, (ii) cancel any outstanding award and grant a new award and/or cash or other valuable consideration in substitution thereof, or (iii) perform any other action that is treated as a repricing under generally accepted accounting principles.

Stock Options and Stock Appreciation Rights

Each stock option and stock appreciation right award granted pursuant to the 2010 Plan must be set forth in an award agreement. The plan administrator determines the terms of the stock options and stock appreciation rights granted under the 2010 Plan, including the exercise price in the case of a stock option, the grant price in the case of a stock appreciation right, the vesting schedule, the maximum term of the stock option or stock appreciation right, and the period of time the stock option or stock appreciation right remains exercisable after the participant’s termination of service. The exercise price of a stock option, however, may not be less than the fair market value of the stock on its grant date. All stock options granted under the 2010 Plan are nonstatutory stock options. Stock appreciation rights may be either freestanding or in tandem with other awards.

Restricted Stock Awards

Restricted stock awards must be granted pursuant to an award agreement. The plan administrator determines the terms of the restricted stock award, including the restrictions on transferability, risk of forfeiture and other restrictions, if any, for the restricted stock, and the vesting schedule, if any, for the restricted stock award. Except to the extent restricted under the terms of the 2010 Plan and any award agreement relating to the restricted stock award, a participant granted restricted stock will have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the plan administrator).

Stock Units

Stock unit awards must be granted pursuant to an award agreement. The plan administrator determines the terms of the stock unit award, including any restrictions (which may include a risk of forfeiture) as the plan administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the plan administrator may determine. A stock unit award may be satisfied by delivery of shares of common stock, cash equal to the fair market value of the specified number of shares of common stock covered by the stock unit award, or a combination thereof, as determined by the plan administrator at the date of grant or thereafter. Prior to satisfaction of an award of stock units, an award of stock units carries no voting or dividend or other rights associated with share ownership.

Bonus Stock and Awards in Lieu of Obligations

The plan administrator is authorized to grant shares of our common stock as a bonus, or to grant shares of our common stock or other awards in lieu of our obligations to pay cash or deliver other property under the 2010 Plan or under other plans or compensatory arrangements, subject to such terms as determined by the plan administrator and subject to certain limitations under the 2010 Plan.

Dividend Equivalents

The plan administrator is authorized to grant dividend equivalents to receive cash, shares of our common stock, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of our common stock, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. The terms of an award of dividend equivalents will be set forth in a written award agreement which will contain provisions determined by the plan administrator and not inconsistent with the 2010 Plan. The plan administrator may provide that dividend equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional shares of our common stock, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the plan administrator may specify.

Other Stock-Based Awards

The plan administrator is authorized, subject to limitations under applicable law, to grant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, as deemed by the plan administrator to be consistent with the purposes of the 2010 Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of our common stock or the value of securities of or the performance of specified Related Entities or business units. The plan administrator will determine the terms and conditions of such awards, which will be set forth in a written award agreement. Cash awards, as an element of or supplement to any other award under the 2010 Plan, may also be granted under the 2010 Plan.

Performance Awards

Performance awards are payable in cash, shares of our common stock, other property, or other awards, on terms and conditions established by the plan administrator. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the plan administrator upon the grant of each performance award. Except as provided in the 2010 Plan or as may be provided in an award agreement, performance awards will be distributed only after the end of the relevant performance period.

Other Terms of Awards

Awards granted under the 2010 Plan may, in the discretion of the plan administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other award or any award granted under another plan of our company, any Related Entity, or any business entity to be acquired by our company or a

Related Entity, or any other right of a participant to receive payment from our company or any Related Entity. In addition, awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of our company or any Related Entity.

Subject to the terms of the 2010 Plan and any applicable award agreement, payments to be made by our company or a Related Entity upon the exercise of an option or other award or settlement of an award may be made in such forms as the plan administrator determines, including, without limitation, cash, other awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Except as may be prohibited by Section 409A of the Code, the settlement of any award may be accelerated in the discretion of the plan administrator or upon occurrence of one or more specified events. Installment or deferred payments may be required by the plan administrator (subject to certain provisions of the 2010 Plan) or permitted at the election of the participant on terms and conditions established by the plan administrator.

Except as provided in an award agreement, a participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any award or other right or interest granted under the 2010 Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such awards or rights that may be exercisable will be exercised during the lifetime of the participant only by the participant or his or her guardian or legal representative. Notwithstanding the foregoing, the plan administrator, in its sole discretion, may permit the transfer of an option as follows: (i) by gift to certain members of the participant’s immediate family (as set forth in the 2010 Plan) or (ii) by transfer by instrument to a trust providing that the option is to be passed to beneficiaries upon death of the participant.

Change in Control; Corporate Transaction

The plan administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including upon a “change in control,” as defined in the 2010 Plan. In addition, the plan administrator may provide in an award agreement that the performance goals relating to any award will be deemed to have been met upon the occurrence of any change in control.

In the event of a “corporate transaction,” as defined in the 2010 Plan, any surviving corporation or acquiring corporation, which we refer to as a successor corporation, may either (i) assume any or all awards outstanding under the 2010 Plan; (ii) continue any or all awards outstanding under the 2010 Plan; or (iii) substitute similar stock awards for outstanding awards. In the event that any successor corporation does not assume or continue any or all such outstanding awards or substitute similar stock awards for such outstanding awards, then with respect to awards that have been not assumed, continued, or substituted, then such awards will terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the corporate transaction).

In the event that the successor corporation in a corporate transaction refuses to assume, continue, or substitute for an award, then the award will fully vest and be exercisable (if applicable) as to all of the shares of our common stock subject to such award, including shares of our common stock as to which such award would not otherwise be vested or, if applicable, exercisable.

The plan administrator, in its discretion and without the consent of any participant, may (but is not obligated to) either (i) accelerate the vesting of any awards (and, if applicable, the time at which such awards may be exercised) in full or as to some percentage of the award to a date prior to the effective time of such corporate transaction as the plan administrator will determine (contingent upon the effectiveness of the corporate transaction) or (ii) provide for a cash payment in exchange for the termination of an award or any portion thereof where such cash payment is equal to the fair market value of the shares of our common stock that the participant would receive if the award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price).

If the rights offering results in a “change in control,” as defined in the 2010 Plan, it could result in the accelerated vesting of outstanding equity awards. However, we are currently negotiating and expect to obtain waivers from our management and directors to the provisions in the 2010 Plan that would result in potential acceleration in the event the rights offering constitutes a change in control. There can be no guarantee that we will be able to obtain such waivers.

Adjustments

In the event that any dividend or other distribution (whether in the form of cash, shares of our common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects our common stock and/or such other securities of our company or any other issuer, then the plan administrator will, to avoid anti-dilution or other enlargement or loss of value to awards, equitably adjust (i) the number and kind of shares of our common stock reserved for issuance in connection with awards granted thereafter, (ii) the number and kind of shares of common stock by which annual per-person award limitations are measured, (iii) the number and kind of shares of our common stock subject to or deliverable in respect of outstanding awards, (iv) the exercise price, grant price, or purchase price relating to any award and/or make provision for payment of cash or other property in respect of any outstanding award, and (v) any other aspect of any award that the plan administrator determines to be appropriate.

In addition, the plan administrator is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards (including awards subject to performance goals) in recognition of unusual or nonrecurring events affecting our company, any Related Entity, or any business unit, or the financial statements of our company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the plan administrator’s assessment of the business strategy of our company, any Related Entity, or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue, or terminate the 2010 Plan, or any committee’s authority to grant awards under the 2010 Plan, without the consent of stockholders or participants. Any amendment or alteration to the 2010 Plan will be subject to the approval of our company’s stockholders if such stockholder approval is deemed necessary and advisable by our board of directors. However, without the consent of an affected participant, no such amendment, alteration, suspension, discontinuance, or termination of the 2010 Plan may materially and adversely affect the rights of such participant under any previously granted and outstanding award. The plan administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any award theretofore granted and any award agreement relating thereto, except as otherwise provided in the 2010 Plan; provided that, without the consent of an affected participant, no such action may materially and adversely affect the rights of such participant under such award. The 2010 Plan will terminate no later than ten years from the date of the later of (i) the 2010 Plan’s effective date and (ii) the date an increase in the number of shares reserved for issuance under the 2010 Plan is approved by our board of directors (so long as such increase is also approved by our stockholders).

PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the rules of the SEC, we are providing stockholders with a non-binding advisory vote to approve the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on pay” vote and gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting on the non-binding resolution below. The non-binding advisory vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, will be determined by the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the item.

Stockholders are urged to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement, which discuss how our executive compensation policies and procedures implement our compensation philosophy and contain tabular information and narrative discussion about the compensation of our named executive officers. Our compensation committee and board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.

Our board of directors unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the following resolution, which will be submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables, narrative discussion, and related matters.”

You may vote “for” or “against” the foregoing resolution, or you may “abstain.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies, and procedures described in this Proxy Statement.

As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

PROPOSAL NO. 3

ADVISORY VOTE ON THE FREQUENCY OF FUTURE STOCKHOLDER

ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to providing stockholders with a non-binding advisory vote on compensation of our named executive officers, and in accordance with the rules of the SEC, we are also providing our stockholders with the opportunity to cast a non-binding advisory vote on how frequently we should seek future stockholder advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say on frequency” vote. Under this proposal, our stockholders may cast a non-binding advisory vote on whether they would prefer to have a vote on the compensation of our named executive officers every one year, every two years, or every three years.

Our board of directors unanimously recommends that you vote “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers.

The non-binding advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers, as disclosed in this Proxy Statement, will be determined by a plurality of the votes cast in person or represented by proxy and entitled to vote on the item. This means that the option receiving the highest number of affirmative votes of the shares of common stock present in person or represented by proxy and entitled to vote on the item will be determined to be the preferred frequency.

As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the option that receives the most votes in determining the frequency of future votes on the compensation of our named executive officers.

PROPOSAL NO. 4

APPROVAL AND ADOPTION OF THE ROADRUNNER TRANSPORTATION SYSTEMS, INC.

2018 INCENTIVE COMPENSATION PLAN

Background and Purpose

On                  , 2018, our board of directors adopted the Roadrunner Transportation Systems, Inc. 2018 Incentive Compensation Plan (the “2018 Plan”), and recommended that it be submitted to our stockholders for their approval at the next annual meeting.

The purpose of the 2018 Plan is to assist our company and our subsidiaries in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and individual consultants who provide services to our company or our subsidiaries, by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

The effective date of the 2018 Plan is                , 2018. As of the date of this Proxy Statement, no Awards (as defined below) have been granted under the 2018 Plan. The exercise and/or delivery of the stock subject to such Awards is contingent upon approval of the 2018 Plan by our stockholders.

The grant of incentive stock options under the 2018 Plan will be subject to approval by our stockholders within 12 months after the date the 2018 Plan was adopted excluding incentive stock options issued in substitution for outstanding incentive stock options pursuant to Section 424(a) of the Code. The Committee (as defined in the 2018 Plan) may grant incentive stock options under the 2018 Plan prior to approval by our stockholders, but until such approval is obtained, no such incentive stock option shall be exercisable. In the event that stockholder approval is not obtained within the 12-month period provided above, all incentive stock options previously granted under the 2018 Plan will be exercisable as non-qualified stock options.

Stockholder approval of the 2018 Plan is required (a) for purposes of complying with the stockholder approval requirements for listing shares of our common stock (the “Shares”) on the NYSE, (b) to comply with the incentive stock options rules under Section 422 of the Code, and (c) for the 2018 Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation U promulgated under the Exchange Act.

The following is a summary of certain principal features of the 2018 Plan. This summary is qualified in its entirety by reference to the complete text of the 2018 Plan. Stockholders are urged to read the actual text of the 2018 Plan in its entirety, which is attached as Annex A to this Proxy Statement.

Our board of directors unanimously recommends that you vote “FOR” the approval of our 2018 Incentive Compensation Plan.

Shares Available for Awards; Annual Per Person Limitations

Under the 2018 Plan, the total number of Shares reserved and available for delivery under the 2018 Plan (“Awards”) at any time during the term of the 2018 Plan will be equal to (a)                , minus (b) any Shares subject to awards granted under the 2010 Roadrunner Transportation Systems, Inc. Incentive Compensation Plan (the “Prior Plan”) that are outstanding on the date on which our stockholders approve the 2018 Plan (the “Stockholder Approval Date”).

If any Shares subject to an Award, or after the Stockholder Approval Date, Shares subject to any awards granted under the Prior Plan, are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award, or after the Stockholder Approval Date, Shares subject to any award granted under the Prior Plan, is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award under the Prior Plan, the Shares to which those Awards or awards under the Prior Plan were subject will, to the extent of such forfeiture, expiration, termination, non-issuance, or cash settlement, again be available for delivery with respect to Awards under the 2018 Plan.

In the event that any option or other Award granted under the 2018 Plan, or after the Stockholder Approval Date, any award granted under the Prior Plan, is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by our company, or withholding tax liabilities arising from option or other Award, or after the Stockholder Approval Date, any award granted under the Prior Plan, are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by our company, then only the number of Shares issued net of the Shares tendered or withheld will be counted for purposes of determining the maximum number of Shares available for grant under the 2018 Plan.

Substitute Awards will not reduce the Shares authorized for delivery under the 2018 Plan or authorized for delivery to a participant in any period. Additionally, in the event that an entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries combines has shares available under a pre-existing plan approved by its stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2018 Plan and will not reduce the Shares authorized for delivery under the 2018 Plan if and to the extent that the use of such Shares would not require approval of our stockholders under the rules of the NYSE; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of our company or any of our subsidiaries prior to such acquisition or combination.

Any Shares that are subject to Awards of options or stock appreciation rights are to be counted against the foregoing limit as one Share for every one Share granted. Any Shares that are subject to Awards other than options or stock appreciation rights will be counted against this limit as one and one-half Shares for every one Share granted.

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any calendar year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code). Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2018 Plan as a result of the exercise of incentive stock options is                Shares, subject to certain adjustments.

Subject to adjustment as provided in the 2018 Plan, in any fiscal year of our company during any part of which the 2018 Plan is in effect, no participant who is a director but is not also an employee or consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with ASC Topic 718 (or any other applicable accounting guidance), that exceed $             in the aggregate.

The Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2018 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections entitled “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2018 Plan.

Except with respect to the adjustments referenced in the foregoing paragraphs, the Committee is generally not permitted to take any of the following actions without the approval of our stockholders: (a) lower the exercise price per Share of a stock option or grant price per Share of a stock appreciation right after it is granted, (b) cancel an option or a stock appreciation right when the exercise or grant price per Share exceeds the fair market value of the underlying Shares in exchange for cash or another Award, (c) cancel an outstanding option or stock appreciation right in exchange for an option or stock appreciation right with an exercise or grant price per Share that is less than the exercise or grant price per Share of the original options or stock appreciation rights, or (d) take any other action with respect to an option or a stock appreciation right that may be treated as a repricing pursuant to the applicable rules of the NYSE (any such action described in (a)-(d) being referred to as a “Repricing”).

The 2018 Plan will serve as the successor to the Prior Plan. Outstanding awards granted under the Prior Plan will continue to be governed by the terms of the Prior Plan but no awards may be made under the Prior Plan after the Stockholder Approval Date. Accordingly, any shares remaining available for issuance under the Prior Plan will not be issued except to the extent of awards granted under the Prior Plan on or prior to the Stockholder Approval Date.

Eligibility

The persons eligible to receive Awards under the 2018 Plan are the officers, directors, employees, consultants, and other persons who provide services to our company or any of our subsidiaries. The foregoing notwithstanding, only employees of our company, or any parent corporation or subsidiary corporation of our company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code. An employee on leave of absence may be considered as still in the employ of our company or any of our subsidiaries for purposes of eligibility for participation in the 2018 Plan.

Administration

The 2018 Plan is to be administered by the Committee, provided, however, that except as otherwise expressly provided in the 2018 Plan, the independent members of the Board may elect to exercise any power or authority granted to the Committee under the 2018 Plan. Subject to the terms of the 2018 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number, and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2018 Plan, construe and interpret the 2018 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2018 Plan. Decisions of the Committee shall be final, conclusive, and binding on all persons or entities, including our company, any of our subsidiaries or any participant or beneficiary, or any transferee under the 2018 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights

The Committee is authorized to grant (a) stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (b) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee. The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted. An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of our company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an incentive stock option unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the incentive stock option is granted.

For purposes of the 2018 Plan, the term “fair market value” means the fair market value of Shares, Awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no incentive stock option granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant). Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee. Accordingly, the Committee may permit the exercise price of options awarded under the 2018 Plan to be paid in cash, Shares, other Awards, or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options (“Tandem stock appreciation rights”) under the 2018 Plan. A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not incentive stock options, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a stockholder of our company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards, or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis, and, if deferred, may be deemed to have been reinvested in additional Shares, Awards, or otherwise as specified by the Committee. Notwithstanding the foregoing, dividend equivalents credited in connection with an Award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations

The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of company obligations to pay cash under the 2018 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Other Stock Based Awards

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares. The Committee determines the terms and conditions of such Awards.

Performance Awards

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee. The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award. Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance Awards may be settled by delivery of cash, Shares, or other property, or any combination thereof, as determined by the Committee.

Other Terms of Awards

Awards may be settled in the form of cash, Shares, other Awards, or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2018 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2018 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement, and such transfers are by gift or pursuant to a domestic relations order and are to a “permitted assignee” that is a permissible transferee under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement. For this purpose, a “permitted assignee” means (a) the participant’s spouse, children, or grandchildren (including any adopted and step children or grandchildren), parents, grandparents, or siblings, (b) a trust for the benefit of one or more of the participant or the persons referred to in clause (a), (c) a partnership, limited liability company, or corporation in which the participant or the persons referred to in clause (a) are the only partners, members, or stockholders, or (d) a foundation in which any person or entity designated in clauses (a), (b) or (c) above control the management of assets. A beneficiary, transferee, or other person claiming any rights under the 2018 Plan from or through any participant will be subject to all terms and conditions of the 2018 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2018 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2018 Plan, awards under other company plans, or other rights to payment from our company, and may grant Awards in addition to and in tandem with such other Awards, rights, or other awards.

Except for certain limited situations (including death, disability, retirement, a “change in control” of our company (as defined in the 2018 Plan), grants to new hires to replace forfeited compensation, grants representing payment of earned performance Awards or other incentive compensation, substitute Awards, or grants to directors of our company or any of our subsidiaries), restricted stock, restricted stock unit, performance, and other stock-based Awards (a) that are not subject to performance-based vesting requirements will vest over a period of not less than three years from date of grant (but permitting pro-rata vesting over such time), and (b) that are subject to performance-based vesting requirements will vest over a period of not less than one year. The Committee will not waive the vesting requirements set forth in the foregoing sentence.

The limitations set forth above will not apply with respect to up to ninety-five percent (95%) of the maximum number of Shares available for delivery under the 2018 Plan (subject to adjustment as provided under the 2018 Plan).

Acceleration of Vesting; Change in Control

Subject to certain limitations, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any Award. In the event of a “change in control” of our company, and only to the extent provided in any employment or other agreement between the participant and our company or any of our subsidiaries, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (a) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (b) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, a restricted stock unit award, or another stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (c) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2018 Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).

Except as otherwise provided in any employment or other agreement for services between the participant and our company or any of our subsidiaries, and unless the Committee otherwise determines in a specific instance, each outstanding Award will not be accelerated as described above, if either (a) the Company is the surviving entity in the “change in control” and the Award continues to be outstanding after the “change in control” on substantially the same terms and conditions as were applicable immediately prior to the “change in control,” or (b) the successor company or its parent company assumes or substitutes for the applicable Award, as determined in accordance the terms of the 2018 Plan. Notwithstanding the foregoing, unless otherwise provided in an Award agreement, in the event a participant’s employment is terminated without “cause” by our company or any of our subsidiaries or by such successor company or by the participant for “good reason,” as those terms are defined in the 2018 Plan, within 24 months following such “change in control,” each Award held by such participant at the time of the “change in control” will be accelerated as described above.

Subject to any limitations contained in the 2018 Plan relating to the vesting of Awards in the event of any merger, consolidation, or other reorganization in which our company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the Committee may provide for: (a) the continuation of the outstanding Awards by our company, if our company is a surviving entity, (b) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2018 Plan, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such. The foregoing actions may be taken without the consent or agreement of a participant in the 2018 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (a) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting our company, any of our subsidiaries, or any of our business units, or the financial statements of our company or any of our subsidiaries, (b) in response to changes in applicable laws, regulations, accounting principles, tax rates, and regulations or business conditions, or (c) in view of the Committee’s assessment of the business strategy of our company, any of our subsidiaries, or any of our business units thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant. However, without the approval of our stockholders, the Committee may not make any adjustment described in this paragraph if such adjustment would result in a Repricing.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue, or terminate the 2018 Plan or the Committee’s authority to grant Awards without the consent of stockholders or participants or beneficiaries, except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2018 Plan or an Award agreement, without the consent of an affected participant, no such board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2018 Plan; provided that, except as otherwise permitted by the 2018 Plan or Award agreement, without the consent of an affected participant, no such Committee or board action may materially and adversely affect the rights of such participant under terms of such Award. The 2018 Plan will terminate at the earliest of (a) such time as no Shares remain available for issuance under the 2018 Plan, (b) termination of the 2018 Plan by our board of directors, or (c) the tenth anniversary of the Stockholder Approval Date. Awards outstanding upon expiration of the 2018 Plan will remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options

An optionee generally is not taxable upon the grant of a non-qualified stock option granted under the 2018 Plan. On exercise of a non-qualified stock option granted under the 2018 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of our company or any of our subsidiaries, that income will be subject to the withholding of federal income tax. The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered. The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the optionee holds a Share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an incentive stock option by delivering Shares acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares. This rule prevents “pyramiding” or the exercise of an incentive stock option (that is, exercising an incentive stock option for one Share and using that Share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a Share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a Share, we generally are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for our company and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares. If, however, the Shares are not vested when they are received under the 2018 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested. Upon the disposition of any Shares received as a Share Award under the 2018 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

We generally will not be entitled to a deduction for federal income tax purposes.

Stock Appreciation Rights

We may grant stock appreciation rights, separate from any other Award (“Stand-Alone stock appreciation rights”), or Tandem stock appreciation rights, under the 2018 Plan. Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a non-qualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no federal income tax deduction allowed to us upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights. Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, we generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. We generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A of the Code

The 2018 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2018 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the federal, state, local, foreign, and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

PROPOSAL NO. 5

APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Our board of directors has adopted and is recommending that our stockholders approve proposed amendments to our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split (the “Reverse Split”) of our common stock at a ratio of between 1-for-     and 1-for-        , with such ratio to be determined at the sole discretion of our board of directors and with such Reverse Split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion prior to our 2019 Annual Meeting of Stockholders, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the Reverse Split, rounded to the nearest whole share. The form of proposed amendments to our Amended and Restated Certificate of Incorporation to effect the Reverse Split and corresponding reduction in our authorized shares of common stock is attached as Annex B to this Proxy Statement. However, the text of the proposed amendments is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our board of directors deems necessary or advisable to effect the proposed amendment of our Amended and Restated Certificate of Incorporation.

By approving the Reverse Stock Split Proposal, stockholders will approve a series of amendments to our Amended and Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares between and including             and              would be combined into one share of our common stock, and the total number of authorized shares of common stock will be reduced by a corresponding proportion from              shares to between             shares (in the event of a 1-for-             Reverse Split) and              shares (in the event of a 1-for-             Reverse Split), and authorize our board of directors to file only one such amendment, as determined by our board of directors in the manner described herein, and to abandon each amendment not selected by our board of directors. Our board of directors believes that stockholder approval of amendments granting our board of directors this discretion, rather than approval of a specified exchange ratio, provides our board of directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of our company and our stockholders. Our board of directors may effect only one Reverse Split as a result of this authorization. Our board of directors may also elect not to do any Reverse Split. Our board of directors’ decision as to whether and when to effect the Reverse Split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock, and the continued listing requirements of the NYSE. Although our stockholders may approve the Reverse Split, we will not effect the Reverse Split if our board of directors does not deem it to be in the best interests of our company and our stockholders. Our board of directors will not effect the Reverse Split after the date of the 2019 Annual Meeting of Stockholders.

The Reverse Split will take effect, if at all, after it is approved by our stockholders holding a majority of the shares of our common stock outstanding on the record date, is deemed by our board of directors to be in the best interests of our company and our stockholders, and after filing an amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

This description of the proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Split is only a summary of such amendment and is qualified in its entirety by reference to the actual text of the form of proposed amendment to our Amended and Restated Certificate of Incorporation attached as Annex B to this Proxy Statement.

Our board of directors unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

Background

Our common stock is currently listed on the NYSE. In order for our common stock to continue to be listed on the NYSE, we must satisfy various continued listing requirements of the NYSE. If we are unable to meet the NYSE continued listing requirements, our common stock will be subject to delisting.

Under the NYSE’s continued listing requirements, if the average closing price of our common stock over a consecutive 30 trading-day period is less than $1.00 per share, our common stock would be subject to delisting by the NYSE.

On October 12, 2018, the NYSE notified us that the average closing price of our common stock on the previous 30 consecutive trading day period had fallen below $1.00 per share and, accordingly, that we were not in compliance with this continued listing requirement. Pursuant to the NYSE continued listing standard, we have six months to cure this deficiency and regain compliance. The Company can regain compliance with this continued listing standard if, on the last trading day of any calendar month during the six-month period following receipt of the notice of non-compliance or on April 12, 2019, which is the date that is six months following receipt of the notice of non-compliance, the Company’s common stock has a closing price of at least $1.00 per share and an average closing price of at least $1.00 per share over the previous 30 consecutive trading day period. Following receipt of this notice of non-compliance from the NYSE, our board of directors adopted resolutions, subject to approval by our stockholders, to amend our Amended and Restated Certificate of Incorporation to (a) effect a reverse stock split of our common stock at a ratio of between 1-for-         and 1-for-      , with such ratio to be determined at the sole discretion of our board of directors and with such Reverse Split to be effected at such time and date, if at all, as determined by our board of directors in its sole discretion prior to our 2019 Annual Meeting of Stockholders, and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the Reverse Split, rounded to the nearest whole share. These resolutions were approved as a means of increasing the share price comfortably above the amount per share required to regain compliance.

Purpose of the Proposed Reverse Split

Our board of directors’ primary objective in proposing the Reverse Split is to raise the per share trading price of our common stock. Our board of directors believes that the Reverse Split will result in a higher per share trading price, which is intended to enable us to maintain the listing of our common stock on the NYSE and generate greater investor interest in our company.

Our board of directors believes that maintaining the listing of our common stock on the NYSE is in the best interests of our company and our stockholders. If our common stock were delisted from the NYSE, our board of directors believes such delisting would adversely affect the market liquidity of our common stock, decrease the market price of our common stock, adversely affect our ability to obtain financing for the continuation of our operations, and result in the loss of confidence in our company.

If the Reverse Split is approved by our stockholders and implemented by our board of directors, we expect to satisfy the $1.00 per share minimum price requirement for continued listing. However, despite the approval of the Reverse Split by our stockholders and implementation by our board of directors, there can be no assurance that the Reverse Split will result in our meeting and maintaining the $1.00 per share minimum price requirement. The effect of the Reverse Split upon the market price for our common stock cannot be predicted, and the history of similar reverse stock splits for companies in like circumstances is varied. The market price per share of our common stock after the Reverse Split may not rise in proportion to the reduction in the number of shares of our common stock outstanding resulting from the Reverse Split due to, among other reasons, our performance and other factors which may be unrelated to the number of shares outstanding. The common stock could also be delisted from the NYSE due to our failure to comply with one or more other continued listing requirements of the NYSE.

Effect on Outstanding Common Stock and Authorized Common Stock

The following table illustrates the effects of a 1-for-    , 1-for-         and 1-for-       Reverse Split on our outstanding common stock as of October 10, 2018 (without giving effect to any adjustments for factional shares), and corresponding reduction in the number of authorized shares of our common stock:

	1-for-	1-for-	1-for-
Common Stock
Outstanding
Authorized

The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the Reverse Split. Instead, we will issue one full share of the post-Reverse Split common stock to any stockholder of record who would have been entitled to receive a fractional share as a result of the process.

The amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Effect on Equity Awards

If the Reverse Split is implemented, the number of shares of common stock subject to outstanding options, warrants, and RSUs issued by us, and the number of shares reserved for future issuance under our 2010 Incentive Compensation Plan and 2018 Incentive Compensation Plan, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual outstanding options and warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding options and warrants will be unaffected, but following a Reverse Split such exercise price will apply to a reduced number of shares). As of the record date for the Annual Meeting, there were outstanding (a) stock options to purchase an aggregate of             shares of common stock at a weighted average exercise price of $             per share, (b) warrants to purchase an aggregate of              shares of common stock at a weighted average exercise price of $             per share, and (c) RSUs representing the right to acquire an aggregate of              shares of common stock. Assuming, for example, a 1-for-             Reverse Split, the number of shares covered by outstanding options and RSUs will be reduced to one-             the number currently issuable, and the exercise price will be increased by              times the current exercise price.

Effect on Preferred Stock

We currently have 15,005,000 shares of preferred stock authorized with designations for Series A Redeemable Preferred Stock (“Series A Preferred Stock”), Series B Cumulative Redeemable Preferred Stock (“Series B Preferred Stock”), Series C Cumulative Redeemable Participating Preferred Stock (“Series C Preferred Stock”), Series D Cumulative Redeemable Participating Preferred Stock (“Series D Preferred Stock”), Series E Cumulative Redeemable Preferred Stock (“Series E Preferred Stock”), Series E-1 Cumulative Redeemable Preferred Stock (“Series E-1 Preferred Stock”), and Series F Cumulative Redeemable Preferred Stock (“Series F Preferred Stock”). As of October 10, 2018, there were outstanding no shares of Series A Redeemable Preferred Stock, 155,000 shares of Series B Preferred Stock, 55,000 shares of Series C Preferred Stock, 100 shares of Series D Preferred Stock, 37,500 shares of Series E Preferred Stock, 35,728 shares of Series E-1 Preferred Stock, and no shares of Series F Preferred Stock. The amendment will have no effect on the authorized and outstanding shares of preferred stock of our company.

Accounting Matters

The par value of the shares of our common stock is not changing as a result of the implementation of the Reverse Split. Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, and other per share amounts will be increased as a result of the Reverse Split because there will be fewer shares of common stock outstanding.

Possible Disadvantages of Reverse Split

Even though our board of directors believes that the potential advantages of the Reverse Split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a Reverse Split:

•	The reduced number of shares of our common stock resulting from a Reverse Split could adversely affect the liquidity of our common stock.

•

A Reverse Split could result in a significant devaluation of our market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

•

A Reverse Split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100, including due to increased brokerage commissions.

•

There can be no assurance that the market price per new share of our common stock after the Reverse Split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the Reverse Split. For example, based on the closing market price of our common stock on October 10, 2018 of $             per share of common stock, if the stockholders approve this proposal and our board of directors selects and implements a Reverse Split ratio of 1-for-      , there can be no assurance that the post-split market price of our common stock would be $             per share or greater. Accordingly, the total market capitalization of our common stock after the proposed Reverse Split may be lower than the total market capitalization before the proposed Reverse Split and, in the future, the market price of our common stock following the Reverse Split may not exceed or remain higher than the market price prior to the proposed Reverse Split.

•

While our board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•

If the Reverse Split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If the Reverse Split is approved by our stockholders, the Reverse Split would become effective at such time as it is deemed by our board of directors to be in the best interests of our company and our stockholders and we file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the

State of Delaware. Even if the Reverse Split is approved by our stockholders, our board of directors has discretion not to carry out or to delay in carrying out the Reverse Split. Upon the filing of the amendment, all the old common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective time of the Reverse Split, stockholders will be notified that the Reverse Split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the Reverse Split indicating the number of shares of common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our common stock for a statement of holding. When you submit your certificate representing the pre-split shares of our common stock, your post-split shares of our common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-Reverse Split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Split, each certificate representing pre-Reverse Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Split shares.

Stockholders holding our common stock in “street name” through a bank, broker, or other nominee should note that such banks, brokers, or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders, and their procedures may result, for example, in differences in the precise cash amounts being paid by such nominees in lieu of a fractional share. If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you should contact your nominee.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Split. Instead, we will issue one full share of the post-Reverse Split common stock to any stockholder of record who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the Reverse Split as that stockholder did immediately prior to the Reverse Split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

Criteria to be Used for Decision to Apply the Reverse Split

In the event that approval for the Reverse Split is obtained, our board of directors will be authorized to proceed with the Reverse Split. Our board of directors will effect the Reverse Split following the Annual Meeting unless it appears we will regain compliance with the NYSE continued listing standard prior to April 12, 2019 and maintain a price per share comfortably above the NYSE price per share criteria.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to our proposed amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Split and we will not independently provide our stockholders with any such right.

Federal Income Tax Consequences of the Reverse Split

The following summary of the federal income tax consequences of the Reverse Split is based on current law, including the Code, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state, and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax adviser to determine the particular tax consequences to him or her of a Reverse Split, including the application and effect of federal, state, local, and/or foreign income tax and other laws.

Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-Reverse Split shares of the common stock resulting from implementation of the Reverse Split will include the stockholder’s respective holding periods for the pre-Reverse Split shares.

PROPOSAL NO. 6

APPROVAL OF THE AUTHORIZED SHARE INCREASE PROPOSAL

Our board of directors has adopted and is recommending that our stockholders approve a proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to              shares. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to effect the increase in the number of authorized shares of our common stock is attached as Annex C to this Proxy Statement.

If the holders of a majority of the shares of our common stock entitled to vote on the proposal approve the Authorized Share Increase Proposal, the authorized number of shares of our common stock would be increased from 105,000,000 shares to              shares. The amendment to our Amended and Restated Certificate of Incorporation will become effective upon the filing of such amendment with the Secretary of State of the State of Delaware. If our stockholders do not approve the Authorized Share Increase Proposal, the authorized number of shares of our common stock would remain at 105,000,000 shares and we would be unable to consummate the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

This description of the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to              is only a summary of such amendment and is qualified in its entirety by reference to the actual text of the form of proposed amendment to our Amended and Restated Certificate of Incorporation attached as Annex C to this Proxy Statement.

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends a vote “FOR” the Authorized Share Increase Proposal. Messrs. Kittle and Dobak have not participated in any discussions regarding the Authorized Share Increase Proposal and have abstained from all votes related to the Authorized Share Increase Proposal, and do not make any recommendation regarding the Authorized Share Increase Proposal.

Purpose of the Authorized Share Increase Proposal

Our board of directors has determined that it is in the best interests of our company and our stockholders to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to              shares to allow for the issuance of shares of our common stock pursuant to the exercise of rights to purchase shares of our common stock pursuant to the rights offering and pursuant to the Standby Purchase Agreement. Other than already announced commitments to issue shares of our common stock pursuant to the exercise of rights pursuant to the rights offering and pursuant to the Standby Purchase Agreement as disclosed herein, our board of directors has no other immediate plans, understandings, agreements, or commitments to issue shares of our common stock for any purposes. See Proposal 7—Approval of the Rights Offering Proposal and Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further information.

Effects of the Authorized Share Increase Proposal

The increase in the authorized number of shares of our common stock will permit us to issue shares of our common stock pursuant to the exercise of rights pursuant to the rights offering and pursuant to the Standby Purchase Agreement. The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Our issuance of additional shares of common stock may result in substantial dilution (e.g., voting rights, earnings per share, and book value per share) to our existing stockholders, and such issuances may not require stockholder approval.

We could also use the additional shares of common stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations, and investments, although we have no present plans to do so. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of our common stock. In addition, we could use the additional shares of common stock to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. Although our board of director’s approval of the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 105,000,000 shares to              shares was not prompted by the threat of any hostile takeover attempt (nor is our board of directors currently aware of any such attempts directed at us), nevertheless, stockholders should be aware that the increase in the number of authorized shares of our common stock could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices.

PROPOSAL NO. 7

APPROVAL OF THE RIGHTS OFFERING PROPOSAL

Introduction

Our preferred stock has since its issuance in 2017 and 2018 provided us flexibility with the ability to pay the accrued dividends in cash or to defer them. However, as the business faced certain operational headwinds, refinancing our capital structure became increasingly challenging as the preferred stock balances continued to grow. Despite the ongoing efforts of our management to reduce our costs and turn around the business, our value for common stockholders has continued to erode. In light of these circumstances, our board of directors appointed a special committee of independent directors to evaluate strategic financing alternatives. The two directors designated by Elliott have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering and the Standby Purchase Agreement and the transactions contemplated thereby. After evaluating our strategic financing alternatives, the special committee and our board of directors determined that a rights offering was the best alternative and would (i) deleverage our balance sheet, and (ii) provide us with additional liquidity to fund operations.

If we receive the requisite stockholder vote to approve the Authorized Share Increase Proposal, this Rights Offering Proposal, the Standby Purchase Agreement Proposal, and all conditions to the rights offering described herein are satisfied, we intend to conduct a rights offering to our existing stockholders to raise $450 million. To be approved, this Rights Offering Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal and, in addition, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal, excluding the shares of our common stock held by Elliott. For the requisite vote required for the other proposals in this Proxy Statement, for further information please see About the Meeting—What vote is required to approve each proposal? In the rights offering, we will distribute at no charge to the holders of our common stock on a record date to be set (the “rights offering record date”) transferable rights to purchase an aggregate of 900,000,000 new shares of our common stock. We will distribute to each stockholder (a “rights holder”) one transferable right for every share of our common stock that such rights holder owns on the rights offering record date. Each right entitles the rights holder to purchase            shares of our common stock (the “basic subscription right”), at the subscription price of $0.50 per whole share of common stock (the “subscription price”). Stockholders, other than Elliott, who elect to exercise their basic subscription right in full may also subscribe, at the subscription price, for additional shares of our common stock up to the number of shares subscribed for under the basic subscription right (the “over-subscription right”), to the extent that other rights holders do not exercise their basic subscription rights in full. If there is not a sufficient number of shares of our common stock to fully satisfy the over-subscription right requests, the available shares of common stock will be sold pro rata to rights holders who exercised their over-subscription right based on the number of shares each rights holder subscribed for under the over-subscription right. The purpose of the rights offering is to raise capital and to use the capital raised in the rights offering to improve and simplify our capital structure in a manner that gives the existing stockholders the opportunity to participate on a pro rata basis and, if all stockholders exercise their rights, avoid dilution of their ownership interest in our company. By improving and simplifying our capital structure, we believe it will increase the speed and likelihood of a full operational recovery.

In connection with the rights offering, we are currently negotiating and expect to enter into the Standby Purchase Agreement with Elliott. We intend to enter into the Standby Purchase Agreement prior to mailing the proxy materials to our stockholders. As of the record date, Elliott beneficially owned approximately       % of our common stock and all of our outstanding preferred stock, and two of our ten directors have been designated by Elliott pursuant to its rights under the documents governing the issuance of our preferred stock. The two directors designated by Elliott have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering and the Standby Purchase Agreement and the transactions contemplated thereby. As a holder of our common stock on the rights offering record date, we expect Elliott to agree under the Standby Purchase Agreement to exercise its basic subscription right in full, although Elliott would not be entitled to subscribe for additional shares under the over-subscription right. Further, under the Standby Purchase Agreement, we expect to agree to issue and sell to Elliott, and we expect Elliott to agree to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering (together with Elliott’s exercise of its basic subscription right in full, the “backstop commitment”). Elliott is under no obligation to enter into the Standby Purchase Agreement and we do not expect to commence the rights offering in the event we are unable to enter into the Standby Purchase Agreement with Elliott. The backstop commitment would be subject to terms and conditions that we negotiate with Elliott, which may differ from the expected terms and conditions described herein. The purchase of shares of our common stock by Elliott pursuant to the backstop commitment would be effected in a transaction exempt from the registration requirements of the Securities Act. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further information.

Assuming we enter into the Standby Purchase Agreement with Elliott, we intend to use the net proceeds received from the exercise of the rights and the backstop commitment to pay in cash all accrued and unpaid dividends on the outstanding shares of our preferred stock, other than dividends accrued after November 30, 2018 (which Elliott has agreed to waive if the rights offering is consummated on or prior to December 31, 2018), to redeem all of the outstanding shares of our preferred stock, at liquidation value together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends, to pay all expenses incurred by Elliott in connection with any backstop commitment, and to pay all of our fees and expenses in connection with the rights offering. We intend to use any remaining net proceeds for general corporate purposes, which amount will vary based upon the amount of rights exercised by stockholders other than Elliott because our transaction fees are structured such that we pay an additional fee for rights exercised and shares of common stock purchased by stockholders other than Elliott. Assuming 0%, 25%, 50%, 75%, and 100% of our stockholders other than Elliott exercise rights and purchase shares of our common stock in the rights offering, we estimate net proceeds remaining for general corporate purposes will be $                million, $            million, $            million, $            million, and $            million, respectively, if the rights offering closes by December 31, 2018. As a result, Elliott will receive substantially all of the proceeds from the rights offering. Through Elliott’s purchase of shares of common stock pursuant to the backstop commitment, Elliott would effectively convert shares of our preferred stock that it holds into shares of our common stock at a ratio that values the preferred stock at the sum of the liquidation preference, the applicable redemption premium and accrued and unpaid dividends to the date of redemption and values shares of our common stock at the subscription price in the rights offering.

If approved by the requisite stockholder vote, we intend to commence the rights offering promptly after the Annual Meeting. The rights will expire on a date to be determined by the board of directors (the “expiration date”), unless extended as described herein. We may extend the period for exercising the rights, subject to the terms of the Standby Purchase Agreement that we are currently negotiating and expect to enter into, as described herein. We intend to close the rights offering by the end of fiscal 2018, but we cannot assure stockholders that we will do so.

The consummation of the rights offering is conditioned on, among other things, receipt of the requisite stockholder vote at the Annual Meeting of (i) the Authorized Share Increase Proposal to provide for the increase in the number of authorized shares of our common stock from 105,000,000 shares to              shares, which increase is necessary in order to have a sufficient number of shares of common stock to issue and sell in the rights offering; (ii) this Rights Offering Proposal to provide for the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights to purchase shares of common stock at a subscription price of $0.50 per share pursuant to the rights offering to raise $450 million; and (iii) the Standby Purchase Agreement Proposal to approve the issuance and sale of all unsubscribed shares of common stock in the rights offering pursuant to the Standby Purchase Agreement that we are currently negotiating and expect to enter into with Elliott. If the Authorized Share Increase Proposal, the Rights Offering Proposal, and the Standby Purchase Agreement Proposal are not approved by the requisite stockholder vote at the Annual Meeting, then we will not commence the rights offering.

We expect that the shares of our common stock to be issued upon the exercise of rights to purchase shares of our common stock, and the subscription price at which such shares will be purchased, will be determined based on the amount of our authorized shares of common stock and price per share of our common stock prior to our board of directors effecting a Reverse Split pursuant to the Reverse Stock Split Proposal (Proposal No. 5).

Background and Reasons for the Rights Offering

Elliott Background

On March 3, 2017, Elliott and investment funds affiliated with Elliott filed a joint Schedule 13G pursuant to Rule 13(g) under the Exchange Act indicating that they collectively owned 2,859,635 shares of our common stock, constituting approximately 7.5% of our outstanding common stock as of such date. On April 3, 2017, Elliott and investment funds affiliated with Elliott filed a joint Schedule 13D pursuant to Rule 13(d) under the Exchange Act indicating that they collectively owned 3,310,483 shares of common stock, constituting approximately 8.6% of our outstanding common stock on such date.

We thereafter entered into negotiations with Elliott to make an additional investment in our company. These negotiations culminated in the execution of an investment agreement dated May 1, 2017 (the “2017 Investment Agreement”), pursuant to which we issued and sold to Elliott, for an aggregate purchase price of $540,500,100, shares of our Series B, C, D, E, and F Preferred Stock. We used the proceeds of the sale of the preferred stock to pay off and terminate our prior senior credit facility and to provide working capital to support our operations and future growth. In connection with the issuance of the preferred stock and pursuant to the 2017 Investment Agreement, we entered into a warrant agreement with Elliott on May 2, 2017, pursuant to which we issued to Elliott warrants to purchase an aggregate of 379,572 shares of our common stock at an exercise price of $0.01 per share. On May 4, 2017, Elliott and investment funds affiliated with Elliott filed a joint amendment to their Schedule 13D pursuant to Rule 13(d) under the Exchange Act to report that Elliott had acquired the preferred stock, warrants to purchase common stock, and entered into the 2017 Investment Agreement.

On June 6, 2017, our board of directors elected Scott L. Dobak to serve as a Class II director and Ralph “Cody” W. Kittle III to serve as a Class III director. Messrs. Dobak and Kittle were elected to our board of directors pursuant to the 2017 Investment Agreement, which required our board of directors to expand the size of our board of directors and fill the vacancies created by such expansion with the individuals designated by Elliott.

On January 30, 2018, we entered into a $52.5 million standby equity commitment agreement (the “Equity Commitment”) with affiliates of Elliott for the potential issuance of shares of our Series E Preferred Stock, subject to the terms specified in the Equity Commitment. We subsequently entered into an additional investment agreement (the “2018 Investment Agreement”) with Elliott, pursuant to which we sold an aggregate $34,998,880 of Series E-1 Preferred Stock to Elliott over two separate transactions on March 1, 2018 and April 24, 2018. The proceeds of the sale of such shares of Series E-1 Preferred Stock were used to provide working capital to support our operations and future growth and to repay a portion of the indebtedness under our asset-based lending facility with BMO Harris Bank, N.A. and certain other lenders dated July 21, 2019 (as amended, the “ABL Facility”) as required by the credit agreement governing that facility. The 2018 Investment Agreement and ABL Facility were subsequently amended on August 3, 2018 to extend the time period during which the Company is permitted to require Elliott to purchase shares of Series E-1 preferred stock from July 30, 2018 to November 30, 2018 and to terminate the Equity Commitment. The 2018 Investment Agreement and ABL Facility were further amended on September 20, 2018 to extend the time period during which the Company is permitted to require Elliott to purchase shares of Series E-1 preferred stock from November 30, 2018 to January 1, 2019.

As of                    , 2018, Elliott and investment funds affiliated with Elliott collectively own             shares of common stock, constituting approximately              of our outstanding common stock as of such date.

As of the date of this Proxy Statement, Elliott holds all of our outstanding shares of preferred stock.

Review and Evaluation of Strategic Alternatives

Our board of directors regularly reviews our results of operations and capital structure. From time to time, our board of directors has discussed potential strategic transactions that would provide financing alternatives to improve our capital structure. The various series of preferred stock issued to Elliott have provided our company with financial flexibility through the ability to accrue preferred dividends for future payment with limited financial covenants. However, the relatively high rate of the dividend has significantly increased the liquidation value of the preferred stock, resulting in an erosion to the value of our common stock. In addition, the high leverage level has created operational challenges including securing new business, employee retention, and capital investments. In light of these circumstances, our board of directors believed it necessary to evaluate the range of potential refinancing and/or recapitalization transactions available to our company.

From November 14, 2017 until April 17, 2018, the board of directors had an executive committee consisting of Messrs. Dobak, Doerr, Kennedy, Kittle, Murray, Staley, Stoelting, Urkiel, and Ward. The executive committee was given all of the powers and authority of the full board of directors in the management of the business and affairs of our company except as expressly prohibited by Delaware law.

During the first quarter of 2018, Mr. Stoelting, at the direction of the executive committee of the board of directors, held discussions with several prominent investment banks in order to determine which firm was best equipped to assist our company in reviewing possible financing alternatives. At a meeting of the executive committee of the board of directors held on March 15, 2018, the executive committee directed Mr. Stoelting to continue discussions with Barclays Capital Inc. (“Barclays”) regarding their willingness to review strategic financing alternatives for our company. At that meeting, the board of directors also discussed the advisability of forming a special committee of our board of directors to review and evaluate our financing alternatives.

To that end, on April 17, 2018, our board of directors held a meeting attended by representatives of our senior management team, Barclays and our counsel, Greenberg Traurig, LLP (“GT”). At this meeting, the board of directors approved the establishment of a special financing alternatives committee of our board of directors (the “special committee”), consisting of Messrs. Doerr, Kennedy, and Ward, each of whom is an independent director. The special committee was given all rights, powers, and authority of the board of directors to consider, identify, and evaluate potential alternative strategic financing transactions for our company and to recommend to the board of directors whether to engage in such transactions. Messrs. Kittle and Dobak abstained from the vote that established the special committee.

The special committee held its first meeting on April 29, 2018 and discussed the current proposed financial terms provided by Barclays for its engagement. This discussion included a discussion of the historical relationship of Barclays and our company and of Barclays and Elliott, as well as possible asset sale transactions.

The special committee held a meeting on May 3, 2018 and approved the engagement of Barclays by our company to provide financial advice regarding our capital structure and to provide financial advisory services to our company in connection with the strategic development of our long-term business plans and to optimize our capital structure. We subsequently entered into an engagement letter with Barclays dated May 14, 2018.

The special committee held a meeting on May 11, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives of Barclays provided a preliminary financial analysis regarding our financial condition and various potential alternatives to address our refinancing needs. The alternatives discussed by representatives of Barclays and the special committee included, among others, (i) continuing with the status quo while management focuses on its turnaround efforts, (ii) raising a private investment in public equity, (iii) a sale of all of our company or select assets, (iv) a restructuring of the preferred stock, and (v) a rights offering. In previous conversations with representatives of Barclays and management, Elliott had orally indicated openness to discussing, at an appropriate time, its potential participation in, and backstop of, a rights offering if the board of directors determined that a rights offering was in the best interests of our company.

The board of directors held a meeting on May 16 and 17, 2018 attended by representatives of our senior management team and Barclays. During a portion of this meeting, Messrs. Kittle and Dobak excused themselves from the meeting and representatives of Barclays provided a presentation similar to that given to the special committee on May 11. The Barclays presentation included a further review of our financial and operational structure, our capital structure considerations, and a review of our potential alternatives to address its refinancing needs. Following the presentation, Barclays was directed by us to approach Elliott to determine its willingness to make an offer specifying the terms on which Elliott would be willing to backstop a rights offering.

The special committee next held a meeting on May 24, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives of Barclays reported that they had spoken to Elliott regarding a possible rights offering, as previously requested by us. Elliott had expressed preliminary openness to participating in a rights offering of approximately $400 to 450 million with a subscription price of $0.50 per share. Elliott had also indicated that it would be likely to provide a backstop for a rights offering on such terms without charging a fee for such backstop. The special committee then engaged in substantial discussion regarding this proposal, including a preliminary analysis by Barclays of the proposed rights offering. The special committee recommended that Barclays identify other parties that may be interested in providing a backstop for a rights offering or an alternative financing proposal. In addition, the special committee recommended that Barclays engage with Elliott to discuss additional terms of a possible rights offering and the possibility of restructuring a portion of the preferred stock with terms more favorable to our company and our common stockholders.

The special committee then held a meeting on May 29, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives of Barclays reported that Elliott had stated it was not willing to provide additional details of a rights offering but was willing to entertain any proposals that we may have.

The special committee held a meeting on May 31, 2018 attended by representatives of our senior management team and Barclays. At this meeting, the special committee, together with representatives of our senior management team and Barclays, discussed potential dual-track processes and timelines for communicating with Elliott on a potential backstop for a rights offering as well as soliciting alternative transaction proposals from other potential investors. The special committee, together with representatives of our senior management team and Barclays, discussed the preparation of a proposed term sheet to present to Elliott, as well as the timing of proposed outreach to other potential investors.

Following this meeting, on June 5, 2018, our management together with representatives of Barclays and GT, prepared an initial draft of a non-binding memorandum of terms (the “term sheet”) for a potential backstopped rights offering with Elliott to provide the backstop commitment. Over the next two weeks, our management, GT, and Barclays discussed, reviewed, and revised the term sheet and solicited feedback from the special committee.

The special committee held a meeting on June 7, 2018 attended by representatives of our senior management team and Barclays. At this meeting, the special committee, together with representatives of our senior management team and Barclays, discussed the summary of key transaction terms to be proposed to Elliott and reviewed an illustrative rights offering transaction overview.

Representatives of Barclays and GT met in person with representatives of Elliott and Debevoise & Plimpton LLP (“Debevoise”), legal counsel to Elliott, in New York on June 18, 2018. At the meeting, the term sheet was discussed including, among other things, that (i) shares issued to Elliott that would increase its ownership percentage in our company over a certain amount, the ownership limitation, would be issued as non-voting securities; (ii) the proceeds received in the rights offering would be used to pay all accrued and unpaid dividends on the outstanding preferred stock, with any remaining proceeds to redeem as much as possible of the preferred stock without the payment redemption premiums; (iii) Elliott would agree to amend certain provisions of the preferred stock; (iv) Elliott would be prohibited from acquiring and/or transferring its shares of common stock for a specified period of time commencing with the execution of a backstop agreement and ending after the consummation of a rights offering; and (v) Elliott would be entitled to appoint directors commensurate with its voting rights in our company, subject to the ownership limitation.

Debevoise provided feedback to GT on the term sheet and potential for Elliott’s participation in the rights offering as the backstop purchaser and specific feedback on the draft term sheet on June 20, 2018.

The special committee held a meeting, also on June 20, 2018, attended by representatives of our senior management team and Barclays. At this meeting, representatives from Barclays summarized the June 18, 2018 meeting with Elliott. In addition, GT provided the special committee with Elliott’s initial response to the draft term sheet as communicated by Debevoise. The special committee also discussed the possible use and timing of a press release to publicly announce that we are examining various financing alternatives, including the interplay between such an announcement and the filing of our results for the first quarter of 2018.

The special committee held a meeting on July 9, 2018 attended by representatives of our senior management team and Barclays. At this meeting, the special committee discussed the use of a press release announcing our evaluation of financing alternatives, a draft of which had been provided to the special committee by our management, and related investor solicitation by Barclays. Representatives of Barclays reviewed a proposed timeline for such solicitation as well as a list of prospective investors.

We issued a press release on July 11, 2018 announcing that our board of directors had appointed the special committee to review and evaluate our financing alternatives and that we had engaged Barclays to provide financial advice regarding our capital structure and to provide financial advisory services in connection with the strategic development of our business plans. Additionally, we disclosed in the press release that our capital raising alternatives could include a rights offering or other forms of new equity or debt capital and that we may enter into discussions with various stakeholders as part of the evaluation.

In addition to engaging in discussions with Elliott regarding a proposed rights offering and backstop commitment, beginning on July 12, 2018, Barclays, on our behalf, began contacting other potential investors regarding their interest in financing alternatives and strategic transactions with our company including but not limited to a change in control transaction. Over the next several weeks, Barclays held conversations with numerous potential investors regarding a potential financing alternative or strategic transaction with our company. During this period, Barclays contacted 29 potential investors, sent a public investment summary prepared by us to 20 potential investors, and sent a non-disclosure agreement prepared by GT to 21 potential investors. Also during this period, we negotiated and executed non-disclosure agreements with 14 potential investors and we provided access to a virtual data room with confidential information regarding our company to 14 potential investors. We requested that the potential investors submit their proposals for a financing alternative or strategic transaction by August 10, 2018.

The special committee held a meeting on July 19, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives from Barclays provided the special committee with an update regarding the status of the investor solicitation process. The special committee inquired as to whether any strategic investors had expressed an interest, and representatives of Barclays reported that while strategic investors likely saw our announcement, no strategic investors had contacted Barclays.

The special committee held a meeting on August 8, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives from Barclays provided a further update regarding the status of the investor solicitation process. Representatives of Barclays indicated that substantially all of the parties contacted had declined to pursue a transaction. Representatives of Barclays also indicated that, at our direction, it had contacted one of our largest stockholders and that such stockholder was in the process of negotiating a non-disclosure agreement with us so that Barclays could then discuss potential financing alternatives with such stockholder.

Elliott provided a written counterproposal to the term sheet on August 9, 2018. In general, Elliott indicated it was only willing to consider providing a backstop to a rights offering transaction with us if such transaction involved a complete redemption of Elliott’s preferred stock. Among other revisions, Elliott’s counterproposal (i) rejected that shares issued to Elliott that would cause Elliott’s ownership of common stock in our company to go over the ownership limitation would be issued as non-voting securities; (ii) required that the proceeds received in the rights offering would need to be no less than the amount required to pay all accrued and unpaid dividends on the preferred stock and to redeem all preferred stock, together with all redemption premiums, and that the proceeds received in the rights offering must be used for such purpose; (iii) rejected that Elliott would agree to amend the terms of the outstanding preferred stock because the counterproposal provided for the redemption of all the outstanding preferred stock; (iv) rejected that Elliott would be prohibited from acquiring and/or transferring its shares of common stock for a specified period of time commencing with the execution of a backstop agreement and ending after the consummation of a rights offering; and (v) rejected a provision that would limit Elliott’s right to appoint directors to less than Elliott’s pro rata ownership of common stock.

As of August 10, 2018, the deadline for potential investors to submit proposals, we had only received two proposals for a financing alternative or a strategic transaction. Of the 29 potential investors contacted, 19 affirmatively declined to submit a proposal. Eight potential investors did not affirmatively decline to submit a proposal, but had not contacted us by the August 10 deadline. With respect to the two proposals received from the potential investors, the first proposal did not provide a transaction structure or set purchase price. Instead, the non-binding proposal requested to continue its diligence review to identify and evaluate potential transaction structures. The second proposal provided a non-binding debt proposal for a three-year term loan of up to $85 million with proceeds to be used to refinance existing indebtedness and provide liquidity to us. Following the August 10, 2018 deadline, Barclays contacted two additional potential investors, obtained two additional signed non-disclosure agreements, and provided access to a virtual data room to one of the additional potential investors.

The special committee held a meeting on August 14, 2018 attended by representatives of our senior management team and Barclays. At this meeting, representatives from Barclays reviewed the status of prospective investors as well as the two proposals received thus far. The committee also reviewed and discussed the response to the term sheet received from Elliott.

The board of directors held a meeting on August 15 and 16, 2018. During a portion of that meeting on August 16, during which Messrs. Dobak and Kittle excused themselves from the room, the board of directors discussed (i) the results of the outreach to potential investors and the two proposals received from potential investors, (ii) the counterproposal received from Elliott, and (iii) next steps and timing in connection with the potential rights offering and other alternative financing and strategic transactions. The members of the special committee indicated that the proposed rights offering with Elliott was our best alternative at the present time, and the board of directors discussed the proposed exercise price of the rights and other rights offering terms. The board of directors then invited Mr. Kittle to rejoin the meeting, and solicited his opinion on how the investment community might react to a potential rights offering and how Mr. Kittle would think about valuing a rights offering, based on his experience as an analyst at an investment firm. During this discussion, the board did not attempt to negotiate the terms of Elliott’s possible participation in a rights offering with Mr. Kittle, nor did Mr. Kittle participate in any deliberations by the board of directors regarding a possible rights offering.

Of the two additional potential investors contacted following the August 10, 2018 deadline, one affirmatively declined to submit a proposal as of August 18, 2018.

The special committee held a meeting on August 22, 2018 attended by representatives of our senior management team and Barclays. At the meeting, representatives from Barclays updated the special committee regarding two additional potential investors that had expressed interest in either participating in a small rights offering or otherwise participating in a transaction, which included one of the potential investors contacted following the August 10, 2018 deadline. Upon further discussion, the special committee determined that neither investor was likely to provide a viable alternative to the rights offering being negotiated with Elliott since one of the proposals was not large enough in size, and the second proposal was not reasonably likely to be completed on a timely basis. Representatives of Barclays also provided feedback from a meeting on August 21 that took place with one of our largest stockholders who had signed a non-disclosure agreement, where Barclays solicited feedback and views from this investor. The special committee continued to discuss the proposed exercise price of the rights.

The special committee held a meeting on August 30, 2018 attended by representatives of our senior management team and Barclays. Representatives from Barclays presented information to the special committee regarding the financial impact of the rights offering and Elliott’s pro forma ownership after the rights offering, giving effect to different proposed rights offering amounts and different exercise prices of the rights. Representatives from Barclays also presented a proposed timeline for the rights offering process. The special committee continued to discuss the exercise price and size of the rights offering. The special committee also discussed the amount of the rights offering to include on the cover page of the initial registration statement to be filed, for the purposes of evaluating investor interest. The special committee ultimately decided to list the value of the rights offering at $450 million on the cover page of the initial filing.

We provided a draft registration statement for the contemplated rights offering (the “Registration Statement”) to the special committee for its review and comment on September 4, 2018. The special committee held a meeting on September 6, 2018. The special committee discussed with GT and management the status of the Registration Statement and the current expected timeline of the rights offering. The special committee provided its approval for GT to provide the draft Registration Statement to Elliott’s counsel for review and comment. Following the meeting, GT provided the draft Registration Statement to Elliott’s counsel.

The special committee held a meeting on September 14, 2018 attended by representatives of our senior management team and Barclays. Representatives from our senior management team, Barclays, and GT provided an update on the potential filing date for the initial Registration Statement for the rights offering and a subsequent proxy statement for a meeting of our stockholders to grant the approvals required for the rights offering, open issues, and the process following the filing of the rights offering prospectus.

The board of directors, other than Messrs. Kittle and Dobak, held a meeting on October 10, 2018 attended by representatives of our senior management team and Barclays. Representatives from Barclays provided the board of directors, other than Messrs. Kittle and Dobak, with an update on its investor outreach, which was conducted by Barclays at the special committee’s request to evaluate preliminary feedback from investors on whether they would be supportive of a potential rights offering.

The board of directors held a meeting on October 18, 2018 attended by representatives of our senior management team and Barclays. Representatives from Barclays presented an updated financial analysis of the company and the refined financial projections prepared by our senior management. Representatives from Barclays also described management’s expected use of the gross proceeds in the rights offering and our pro forma capitalization, as of December 31, 2018, with and without giving effect to the rights offering. Following Barclays’ presentation of our pro forma capitalization, Messrs. Kittle and Dobak excused themselves from the meeting. Representatives from Barclays then provided the board of directors, other than Messrs. Kittle and Dobak, with an update on investor outreach and discussions with various shareholders. GT then provided the board of directors, other than Messrs. Kittle and Dobak, with an update on the draft preliminary proxy statement and expected timing for filing of the preliminary proxy statement.

Considerations Relevant to the Rights Offering

On                     , 2018, the special committee met and, on the same day, our board of directors, other than Messrs. Kittle and Dobak, met and considered and approved the rights offering and the Standby Purchase Agreement and the transactions contemplated thereby. In evaluating the rights offering, the relevant considerations identified and discussed by the special committee and our board of directors, other than Messrs. Kittle and Dobak, included, but were not limited to, the following:

•

the determination of the special committee of independent members of our board of directors, which special committee acted with the advice and assistance of our management and our company’s legal and financial advisors and was comprised at all times of directors with no financial interest in a transaction other than as common stock holders in our company, that the proposed rights offering was advisable and in the best interests of our company and our stockholders;

•

the rights offering will refinance our capital structure and deleverage our balance sheet through the payment in cash of all accrued and unpaid dividends on the outstanding shares of our preferred stock, other than dividends accrued after November 30, 2018 (which Elliott has agreed to waive if the rights offering is consummated on or prior to December 31, 2018), and the redemption of all of the outstanding shares of our preferred stock, at liquidation value together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends;

•	the rights offering, by simplifying our capital structure, should increase the speed and likelihood of a full operational recovery;

•	the rights offering will provide us with approximately $ million, if the rights offering closes by December 31, 2018, for general corporate purposes;

•	the rights offering will allow our existing stockholders who elect to participate in the rights offering to maintain their proportionate interest in our company;

•	the rights offering will allow our existing stockholders who do not participate in the rights offering to transfer their rights;

•

to the extent that a stockholder does not exercise its rights in full and the rights offering is consummated, such stockholder’s proportionate ownership interest in our company will be substantially reduced;

•

sales of substantial amounts of our rights and our common stock in the public market, and the availability of shares for sale, including the 900,000,000 shares of our common stock to be issued in the rights offering, could adversely affect the prevailing market price of our common stock and cause the market price of our common stock to remain low for a substantial period of time and stockholders may be able to purchase shares of our common stock on the open market at a price below the subscription price;

•

if Elliott is the only holder of rights who exercises its rights in the rights offering, assuming we receive the requisite stockholder vote to approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and Elliott provides the backstop commitment, we will issue an aggregate of             shares of common stock to Elliott, which would increase Elliott’s ownership percentage of our common stock to approximately     % after giving effect to the rights offering;

•

depending on the extent to which holders other than Elliott exercise their rights, such other holders might become minority stockholders in a company controlled by Elliott, and there may be very limited liquidity for our common stock and there may be more limited opportunities for stockholders to realize a control premium (whether or not a stockholder exercises its rights);

•

unless rights holders other than Elliott exercise rights for at least     % of the total number of shares of common stock offered in the rights offering, assuming we receive the requisite stockholder vote to approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and Elliott provides the backstop commitment, Elliott will own the majority of our outstanding common stock following the closing of the rights offering; and

•

if Elliott owns more than 50% of our common stock following consummation of the rights offering, assuming we receive the requisite stockholder vote to approval Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and Elliott provides the backstop commitment, we will be a

“controlled company” within the meaning of the NYSE listing standards, which could lessen protections afforded to our stockholders. Our status as a controlled company could also make our common stock less attractive to some investors or otherwise harm our stock price.

If this Rights Offering Proposal is not approved by the requisite stockholder vote, we will not commence the rights offering and, if we do not commence the rights offering, the Standby Purchase Agreement would terminate pursuant to its terms. In such event, we would be forced to continue to explore other strategic financing alternatives to improve our capital structure. There can be no guarantee that we would be able to identify a strategic financing alternative that would be as beneficial to our capital structure as the proposed rights offering. Failure to consummate the rights offering could have a material adverse effect on our financial condition and results of operations.

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” the approval of the Rights Offering Proposal. Messrs. Kittle and Dobak have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering, and do not make any recommendation regarding the Rights Offering Proposal.

Neither our board of directors nor the special committee has made, nor will they make, any recommendation to stockholders regarding the exercise of rights under the rights offering. Our stockholders should make an independent investment decision about whether or not to exercise their rights.

Projected Financial Information

We do not, as a matter of course, publicly disclose financial projections as to future financial performance, earnings, or other results. We do not disclose financial projections of future performance or earnings due to, among other reasons, the unpredictability of the underlying assumptions and estimates and the inherent unreliability of such projections. To assist our board of directors in its evaluation of our financing alternatives and potential strategic transactions, management prepared preliminary financial projections through fiscal year 2022 for certain income statement and capitalization items (the “Preliminary Management Projections”). Management provided the Preliminary Management Projections to the board of directors, other than Messrs. Kittle and Dobak, at its May 17, 2018 meeting. The board of directors asked management to continue to review and, if necessary, refine the assumptions and estimates used in the preparation of the Preliminary Management Projections. At the direction of the board of directors, management also provided the Preliminary Management Projections to Barclays solely for the purpose of enabling Barclays to prepare its preliminary financial analysis of our company. We informed Barclays that management was continuing its review of the Preliminary Management Projections, and expected to revise certain of the assumptions and estimates used in the Preliminary Management Projections during the course of its continuing review. The Preliminary Management Projections were not provided to any potential investors.

Between May 17, 2018 and July 25, 2018, management refined the assumptions and estimates used in the preparation of the Preliminary Management Projections, as further described below. On July 25, 2018, management provided Barclays with updated financial projections with respect to income statement items (the “July Income Statement Projections”), which were revised from the Preliminary Management Projections, for the purpose of enabling Barclays to prepare its updated preliminary financial analysis of our company, which was provided to the board of directors on July 27, 2018, and to provide to the 15 potential investors who had executed non-disclosure agreements between July 16, 2018 and August 13, 2018 and were evaluating whether to submit a proposal for a financing alternative or other strategic transaction with our company. Management subsequently provided the board of directors with updated financial projections, as of July 25, 2018, with respect to certain capitalization items (together with the July Income Statement Projections, the “July 2018 Management Projections”). The principal differences in the assumptions and estimates underlying the Preliminary

Management Projections and the July 2018 Management Projections relate to updates in the revenue and Adjusted EBITDA estimates for 2018 and 2019.

Between July 25, 2018 and October 17, 2018, management continued to refine the assumptions and estimates used in the preparation of the July 2018 Management Projections, as further described below. On October 15, 2018, management provided Barclays with updated financial projections (the “October 2018 Management Projections”), which were revised from the July 2018 Management Projections, for the purpose of enabling Barclays to prepare its updated financial analysis of our company, which was provided to the board of directors, including Messrs. Kittle and Dobak, on October 17, 2018. The October 2018 Management Projections were subsequently provided to Elliott on October 17, 2018. The October 2018 Management Projections are substantially similar to the July 2018 Management Projections, except that the October 2018 Management Projections provide further refined and, in some instances, less favorable projections than the July 2018 Management Projections given the availability of information about the performance of our business in July, August, and September 2018, management’s further refinement of the assumptions and estimates used in the preparation of its financial projections, and the additional time management had to prepare the October 2018 Management Projections. The October 2018 Management Projections reflect management’s best available estimates and judgment regarding our future financial performance. The principal differences in the assumptions and estimates underlying the July 2018 Management Projections and the October 2018 Management Projections relate to updates in the revenue and Adjusted EBITDA estimates for 2018 and 2019 and refinements to the revenue forecast for 2020, 2021, and 2022.

The October 2018 Management Projections were not prepared with a view to public disclosure and are included in this Proxy Statement only because such information was made available to the board of directors and Barclays. The October 2018 Management Projections were not prepared with a view to complying with generally accepted accounting principles as applied in the United States (“GAAP”), the published guidelines of the SEC regarding projections and forward-looking statements, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm, has not examined, compiled, or performed any procedures with respect to the October 2018 Management Projections. Accordingly, Deloitte does not express an opinion or any other form of assurance with respect thereto. The October 2018 Management Projections included in this Proxy Statement have been prepared by, and are the responsibility of, our management, and are subjective in many respects.

Although the October 2018 Management Projections are presented with numerical specificity, the October 2018 Management Projections reflect estimates made by our management as to future events that our management believed were reasonable at the time they were prepared and numerous assumptions with respect to our ability to achieve strategic goals, objectives, and targets, industry performance, regulatory environment, general business, economic, market, and financial conditions and other important factors that may affect actual results and cause the October 2018 Management Projections not to be achieved. In addition, the October 2018 Management Projections cover multiple future years, and such information by its nature is less reliable in predicting each successive year. The October 2018 Management Projections constitute forward-looking statements and do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the rights offering. As a result, there can be no assurance that the October 2018 Management Projections will or would be realized, and actual results may be materially better or worse than those contained in the October 2018 Management Projections. For information on factors that may cause our future results to materially vary, see the section entitled “Cautionary Statement Concerning Forward-Looking Statements” beginning on page 12.

The inclusion of this information should not be regarded as an indication that the board of directors, our company, or any of our affiliates or our or their respective directors, officers, employees, or advisors or any other recipient of this information considered, or now considers, the October 2018 Management Projections to be material information of our company or predictive of actual future results nor should it be construed as financial guidance, and the October 2018 Management Projections should not be relied upon as such. The July 2018 Management Projections are not included in this Proxy Statement in order to induce any stockholder to vote in favor of any proposal related to the rights offering to be voted on at the special meeting or to influence any stockholder to make any investment decision with respect to the rights offering or otherwise.

The October 2018 Management Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding our company contained in our public filings with the SEC. Our management reviewed the October 2018 Management Projections with the board of directors, which only considered the October 2018 Management Projections in connection with its evaluation and approval of the Standby Purchase Agreement and the rights offering, and the transactions contemplated thereby, because it had been advised by management that the October 2018 Management Projections reflected management’s best available estimates and judgment regarding our future financial performance. The board of directors did not rely upon the Preliminary Management Projections or the July 2018 Management Projections in its approval of the Standby Purchase Agreement and rights offering, and the transactions contemplated thereby.

Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility, to update or otherwise revise the October 2018 Management Projections to reflect circumstances existing after the date when our management prepared the October 2018 Management Projections, or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the October 2018 Management Projections are shown to be in error.

Furthermore, certain of the measures included in the October 2018 Management Projections, such as Adjusted EBITDA, are non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, or superior to, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by us may not be comparable to similarly titled amounts used by other companies.

We are not providing a quantitative reconciliation of these forward-looking non-GAAP financial measures. In accordance with Item 10(e)(1)(i)(B) of Regulation S-K, a quantitative reconciliation of a forward-looking non-GAAP financial measure is only required to the extent it is available without unreasonable efforts. We do not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation, or to quantify the probable significance of these items at this time. The adjustments required for any such reconciliation of our forward-looking non-GAAP financial measures cannot be accurately forecast by us, and therefore the reconciliation has been omitted.

In light of the foregoing factors and the uncertainties inherent in the October 2018 Management Projections, stockholders are cautioned not to rely on the October 2018 Management Projections.

The following tables provide the metrics reflected in the October 2018 Management Projections:

Table 1: Income Statement Items

($ in millions) Source: Company management as of October 17, 2018.	2018P	2019P	2020P	2021P	2022P
Total Revenue	$2,245	$2,306	$2,336	$2,425	$2,528
Adjusted EBITDA	$25	$60	$106	$118	$129
Total Capital Expenditures	$50	$66	$55	$70	$40

In addition, management calculated total debt and preferred liability accretion over time based on the October 2018 Management Projections of the income statement items in Table 1 above. These projections were as follows:

Table 2: Preferred Stock, Total Debt, & Gross Leverage

($ in millions) Source: Company management as of October 17, 2018.	2018P	2019P	2020P	2021P	2022P
Preferred Stock Liability (1)	$361	$428	$510	$607	$722
Capital Lease Liability	$37	$69	$98	$140	$160
Other Debt	$160	$131	$123	$123	$123
Total Debt + Preferred Stock	$557	$628	$730	$869	$1,005
Gross Leverage	22.2x	10.5x	6.9x	7.4x	7.8x

(1)

Includes principal plus accrued dividends on our preferred stock and excludes redemption premiums. Assumes the Company does not draw on the remaining $17.5 available under our Series E-1 Preferred Stock. Also assumes all dividends are accrued and are not paid in cash for the full term of our preferred stock.

The below table reflects the pro forma impact of the rights offering on our capitalization.

	2018P Without Rights Offering	Adjustment	2018P With Rights Offering
Total Debt + Preferred Stock	$557	($361)	$196
Cash	$0	$30	$30
Net Debt + Preferred Stock	$557		$166
Total Debt + Preferred Stock / 2018P EBITDA	22.2x		6.6x

The Rights Offering

The following is a discussion of what we currently expect will be the key terms of the rights offering, which may change once we have negotiated and entered into the Standby Purchase Agreement with Elliott. The following describes the terms of the rights offering assuming this Rights Offering Proposal is approved by our stockholders. Elliott is under no obligation to enter into the Standby Purchase Agreement and we do not expect to commence the rights offering unless and until we receive the requisite stockholder approval of the Authorized Share Increase Proposal, this Rights Offering Proposal, and the Standby Purchase Agreement Proposal. We also do not expect to commence the rights offering if we do not enter into the Standby Purchase Agreement.

The Rights

If approved by the requisite stockholder vote, we plan to distribute to the record holders on the rights offering record date rights to purchase shares of our common stock at a price of $0.50 per whole share of common stock (the “subscription price”). The rights will be transferable during the subscription period, which will commence on a date to be determined by the board of directors and end on the expiration date, unless extended by the special committee of our board of directors, and will entitle the holders of those rights to purchase shares of common stock for an aggregate purchase price of $             million.

Each stockholder will receive              rights for every share of our common stock such stockholder owns at the close of business on the rights offering record date. Each basic subscription right will entitle the holder thereof to purchase at the subscription price, at or before the expiration date of the rights offering, one share of common stock. Stockholders, other than Elliott, who elect to exercise their basic subscription right in full may also subscribe, at the subscription price, for additional shares of our common stock under their respective over-subscription rights (up to the number of shares subscribed for under the basic subscription right) to the extent that other rights holders do not exercise their basic subscription rights in full. If there is not a sufficient number of shares of our common stock to fully satisfy the over-subscription right requests, the available shares of common stock will be sold pro rata to rights holders who exercised their over-subscription right based on the number of shares each rights holder subscribed for under the over-subscription right.

We intend to keep the rights offering open until the expiration date, unless the special committee of our board of directors, in its sole discretion, extends such time; provided that, we expect the Standby Purchase Agreement to provide that the expiration date of the rights offering may not be extended by more than            days without the prior written consent of Elliott.

This Proxy Statement is not an offer to sell or the solicitation of an offer to buy shares of common stock or any other securities, including the rights or any shares of common stock issuable upon exercise of the rights. Offers and sales of common stock issuable upon exercise of the rights will only be made by means of a prospectus meeting the requirements of the Securities Act, and applicable state securities laws, on the terms and subject to the conditions set forth in such prospectus. In connection with the rights offering, we have filed a Registration Statement on Form S-1 with the SEC.

Expiration of the Rights Offering and Extensions, Amendments, and Termination

Stockholders may exercise their rights at any time during the subscription period, which will commence on a date to be determined by the board of directors and end on the expiration date, unless extended by the special committee of our board of directors, provided that we expect the expiration date of the rights offering may not be extended by more than              days without the prior consent of Elliott.

Subject to the foregoing, we will extend the duration of the rights offering as required by applicable law. We may choose to extend it if we decide that changes in the market price of our common stock warrant an extension or if we decide to give holders of rights more time to exercise their rights in the rights offering. We may extend the expiration date of the rights offering by giving oral or written notice to the rights agent and information agent on or before the scheduled expiration date. If we elect to extend the expiration of the rights offering, we will issue a press release announcing such extension no later than 9:00 a.m., Eastern Time, on the next business day after the most recently announced expiration date.

If a stockholder does not exercise its rights at or before the expiration date of the rights offering, its unexercised rights will be null and void and will have no value. We will not be obligated to honor a stockholder’s exercise of rights if the rights agent receives the documents and payment of the subscription price relating to a stockholder’s exercise after the rights offering expires, regardless of when such stockholder transmitted the documents.

We expect the Standby Purchase Agreement will include a customary fiduciary out provision that we expect will allow us to terminate the rights offering at any time prior to the commencement of the subscription period. We also expect the Standby Purchase Agreement to permit us to cancel, terminate, amend, or extend the rights offering at any time prior to the expiration of the subscription period. However, once the subscription period is commenced, any such cancellation, termination, or amendment will require the prior consent of Elliott, except for an extension of the subscription period by not more than            days, unless the Standby Purchase Agreement is terminated. Any decision to cancel, terminate, amend, or extend the rights offering will be made by the special committee. We expect that subject to Elliott’s consent to such termination, the Standby Purchase Agreement will terminate if the rights offering has not been consummated by                     , 2018. If the rights offering is terminated, all rights will expire without value and we will promptly arrange for the refund, without interest, of all funds received from holders of rights. All monies received by the rights agent in connection with the rights offering will be held by the rights agent, on our behalf, in a segregated interest-bearing account at a negotiated rate. All such interest shall be payable to us even if we determine to terminate the rights offering and return a stockholder’s subscription payment.

Basic Subscription Rights and Over-Subscription Rights

Each stockholder’s rights entitle such stockholder to a basic subscription right and an over-subscription right.

Basic Subscription Right. The basic subscription right of each whole right entitles each stockholder to purchase one share of our common stock at the subscription price of $0.50 share. Each stockholder will receive              basic subscription rights for every share of our common stock such stockholder owned at the close of business on the rights offering record date. Stockholders are not required to exercise all of their basic subscription rights unless a stockholder wishes to purchase shares under its over-subscription right. We will deliver to the holders of record who validly exercise their rights under the basic subscription right and make payment of the subscription price in full, certificates representing the shares purchased with their basic subscription right, or, if a stockholder holds its shares in book-entry form and validly exercise its rights under the basic subscription right, we will credit such stockholder’s account with such shares, in each case promptly following the later of the expiration of the rights offering or the satisfaction or waiver of the closing conditions of the rights offering (and after all pro rata allocations and adjustments have been completed with respect to the over-subscription and taking into account the guaranteed delivery period).

All rights issued to a stockholder of record (other than Elliott) who would, in our opinion, be required to obtain prior clearance or approval from any state, federal, or non-U.S. regulatory authority for the ownership or exercise of rights or the ownership of additional shares are null and void and may not be held or exercised by any such holder.

Over-Subscription Right. In addition to the basic subscription right, stockholders may subscribe for additional shares of our common stock (up to the number of shares for which each stockholder subscribed under its basic subscription right), upon delivery of the required documents and payment of the subscription price of $0.50 per share, before the expiration of the rights offering. We do not expect the Standby Purchase Agreement to permit Elliott to subscribe for additional shares of common stock under the over-subscription right. Stockholders may only exercise their over-subscription rights if they exercised their basic subscription right in full, including payment of the subscription price therefor, and other holders of rights do not exercise their basic subscription rights in full. We will deliver to the holders of record who purchase shares in the rights offering certificates representing the shares purchased with their over-subscription right, or, if a stockholder holds its shares in book-entry form and validly exercises its rights under the over-subscription right, we will credit such stockholder’s account with such shares, promptly following the later of the expiration of the rights offering or the satisfaction or waiver of the closing conditions of the rights offering (and after all pro rata allocations and adjustments have been completed with respect to the over-subscription and taking into account the guaranteed delivery period).

Pro Rata Allocation. If there are not enough shares of our common stock to satisfy all subscriptions made under the over-subscription right, we will allocate the remaining shares of our common stock pro rata, after eliminating all fractional shares, among those over-subscribing rights holders. “Pro rata” means in proportion to the number of shares of our common stock that such stockholder and the other rights holders have subscribed for under the over-subscription right.

Full Exercise of Basic Subscription Right. Stockholders may exercise their over-subscription right only if they exercise their basic subscription right in full. To determine if a stockholder has fully exercised their basic subscription right, we will consider only the basic subscription right held by a stockholder in the same capacity. For example, suppose that a stockholder was granted rights for shares of our common stock that it owned individually and shares of our common stock that it owned collectively with its spouse. If such stockholder wishes to exercise its over-subscription right with respect to the rights it owns individually, but not with respect to the rights it owns collectively with its spouse, such stockholder only need to fully exercise its basic subscription right with respect to its individually owned rights. Stockholders do not have to subscribe for any shares under the basic subscription right owned collectively with its spouse to exercise its individual over-subscription right.

When stockholders complete the portion of their rights certificate to exercise their over-subscription right, they will be representing and certifying that they have fully exercised their basic subscription right as to shares of our common stock that they hold in that capacity. Stockholders must exercise their over-subscription right at the same time they exercise their basic subscription right in full. In exercising the over-subscription right, stockholders must pay the full subscription price for all the shares they are electing to purchase.

Return of Excess Payment. If a stockholder exercised its over-subscription right and is allocated less than all of the shares of our common stock for which such stockholder wished to subscribe, its excess payment for shares that were not allocated to it will be returned to such stockholder by mail, without interest or deduction, within ten business days after the expiration of the rights offering.

The Backstop Purchaser

We are currently negotiating and expect to enter into the Standby Purchase Agreement with Elliott under which we expect to agree to issue and sell to Elliott, and we expect Elliott to agree to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering, subject to the terms and conditions of the Standby Purchase Agreement to be entered into (together with Elliott’s exercise of its basic subscription right in full, the “backstop commitment”). Elliott is under no obligation to enter into the Standby Purchase Agreement and we do not expect to commence the rights offering in the event we are unable to enter into the Standby Purchase Agreement with Elliott. The purchase of shares of our common stock by Elliott pursuant to the backstop commitment would be effected in a transaction exempt from the registration requirements of the Securities Act. We intend to enter into the Standby Purchase Agreement prior to mailing the proxy materials to our stockholders. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further information.

No Fractional Shares of Common Stock

We will not issue fractional shares of common stock or cash in lieu of fractional shares of common stock. Any fractional shares of our common stock created by the exercise of the rights will be rounded to the nearest whole share, with such adjustments as may be necessary to ensure that we offer            shares of common stock in the rights offering. In the unlikely event that, because of the rounding of fractional shares of common stock, the rights offering would have been subscribed in an amount in excess of             shares of common stock, all holders’ shares issued in the rights offering will be reduced in an equitable manner. Any excess subscription funds will be returned to stockholders by mail within ten business days without interest or deduction after completion of the rights offering.

Conditions to the Rights Offering

The completion of the rights offering will be subject to closing conditions, including:

(i) the registration statement relating to the rights offering shall have been declared effective by the SEC and shall continue to be effective and no stop order shall have been entered by the SEC with respect thereto;

(ii) the rights offering shall have been conducted in accordance with the Standby Purchase Agreement in all material respects without the waiver of any condition thereto, assuming we enter into the Standby Purchase Agreement;

(iii) all material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the rights offering shall have been made or received;

(iv) all terminations or expirations of waiting periods imposed under any necessary filing under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”) shall have occurred;

(v) no action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state or foreign court shall have been issued that, in each case, prohibits the implementation of the rights offering and the issuance and sale of our common stock in the rights offering or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the rights offering and the issuance and sale of our common stock in the rights offering;

(vi) we shall have received approval from the requisite stockholder vote of the Authorized Share Increase Proposal (Proposal No. 6), this Rights Offering Proposal (Proposal No. 7), the Standby Purchase Agreement Proposal (Proposal No. 8), the Written Consent Proposal (Proposal No. 9), the Special Meeting Proposal (Proposal No. 10), the Director Removal Proposal (Proposal No. 11), the Certificate of Incorporation Amendment Proposal (Proposal No. 12), the Bylaw Amendment Proposal (Proposal No. 13), the Forum Selection Proposal (Proposal No. 14), the Section 203 Opt-Out Proposal (Proposal No. 15), and the Business Opportunity Proposal (Proposal No. 16);

(vii) we shall have received a waiver by the lenders of the necessary provisions under our ABL Facility to avoid the mandatory use of proceeds received in the rights offering to prepay the principal outstanding under the ABL Facility;

(viii) the shares of our common stock to be issued in the rights offering shall have been approved for listing on the NYSE, subject to official notice of issuance; and

(ix) the concurrent closing of the purchase of shares of our common stock by Elliott pursuant to the Standby Purchase Agreement we expect to enter into shall have occurred such that the gross proceeds from the rights offering and the backstop commitment aggregate to $450 million.

Elliott, who beneficially owns approximately      % of our common stock without giving effect to the rights offering, is expected to agree, pursuant to the Standby Purchase Agreement we are currently negotiating and expect to enter into with Elliott, to vote (or cause to be voted) the shares of our common stock owned by Elliott in favor of the resolutions approving the matters related to the rights offering at this Annual Meeting.

Regulatory Limitations

All rights issued to a stockholder of record (other than Elliott) who would, in our opinion, be required to obtain prior clearance or approval from any state, federal, or non-U.S. regulatory authority for the ownership or exercise of rights or the ownership of additional shares are null and void and may not be held or exercised by any such holder if, at such time, if applicable, such holder has not obtained such clearance or approval. We are not undertaking to advise stockholders of any such required clearance or approval or to pay any expenses incurred in seeking such clearance or approval.

We reserve the right to refuse to issue shares of our common stock to any stockholder of record (other than Elliott) who would, in our opinion, be required to obtain prior clearance or approval from any state, federal, or non-U.S. regulatory authority to own or control such shares if, at the time shares are to be issued upon payment therefor, such holder has not obtained such clearance or approval.

We will not offer or sell, or solicit any purchase of, shares in any state or other jurisdiction in which the rights offering is not permitted. We reserve the right to delay the commencement of the rights offering in certain states or other jurisdictions if necessary to comply with local laws. We may elect not to offer shares to residents of any state or other jurisdiction whose laws would require a change in the rights offering in order to carry out the rights offering in such state or jurisdiction.

Distribution Arrangement

Barclays Capital Inc. will act as the dealer manager for the rights offering. Under the terms and subject to the conditions contained in the dealer manager agreement we intend to enter into, the dealer manager will solicit the exercise of basic subscription rights and participation in the over-subscription rights. We have agreed to pay the dealer manager certain fees for acting as dealer manager and to reimburse the dealer manager for certain fees and expenses incurred in connection with the rights offering. The dealer manager is not underwriting or placing any of the rights being issued in the rights offering and is not making any recommendation with respect to such rights (including with respect to the exercise or expiration of such rights).

Interests of Our Officers, Directors, and Principal Stockholders in the Rights Offering

As of the record date, Elliott beneficially owns approximately      % of our common stock and all of our outstanding preferred stock. Two of our ten directors have been designated by Elliott, and Elliott will be entitled to appoint additional directors commensurate to its voting rights following consummation of the rights offering. We are currently negotiating and expect to enter into the Standby Purchase Agreement with Elliott, under which we expect Elliott to agree to exercise its basic subscription right in full and purchase from us, at the subscription price, unsubscribed shares of common stock such that gross proceeds of the rights offering will be $450 million. The two directors designated by Elliott have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering and the Standby Purchase Agreement and the transactions contemplated thereby. We intend to use the net proceeds received from the exercise of the rights and the backstop commitment to pay in cash all accrued and unpaid dividends on the outstanding shares of our preferred stock, other than dividends accrued after November 30, 2018 (which Elliott has agreed to waive if the rights offering is consummated on or prior to December 31, 2018), to redeem all of the outstanding shares of our preferred stock, at liquidation value together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends, to pay all expenses incurred by Elliott in connection with any backstop commitment, and to pay all of our fees and expenses in connection with the rights offering. We expect to pay approximately $             million in the aggregate to pay the dividends and redeem the preferred stock and approximately $             million in fees and expenses. We intend to use any remaining net proceeds for general corporate purposes, which amount will vary based upon the amount of rights exercised by stockholders other than Elliott because our transaction fees are structured such that we pay an additional fee for rights exercised and shares of common stock purchased by stockholders other than Elliott. Assuming 0%, 25%, 50%, 75%, and 100% of our stockholders other than Elliott exercise rights and purchase shares of our common stock in the rights offering, we estimate net proceeds remaining for general corporate purposes will be $             million, $             million, $             million, $             million, and $             million, respectively, if the rights offering closes by December 31, 2018. In the event our stockholders do not exercise their rights in full, Elliott will increase its percentage ownership of our issued and outstanding common stock. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal for further information.

In addition, a change in control under certain of our management compensation plans and agreements would require the accelerated vesting of all outstanding and unvested equity awards. In addition, if a change in control were to occur following the completion of the rights offering, certain members of management would be entitled to cash-based severance payments, health and welfare benefits, and bonus payments if such members of senior management are terminated without cause or for good reason (each as defined in their respective employment agreements) within 24 months following the change in control. However, we are currently negotiating and expect our management and directors to provide, prior to the execution of the Standby Purchase Agreement, waivers to these provisions in the event the rights offering constitutes a change in control. There can be no guarantee that we will be able to obtain such waivers.

Shares of Common Stock Outstanding after the Rights Offering

Assuming we receive the backstop commitment, we will issue 900,000,000 shares of common stock in the rights offering and, based on the             shares of our common stock outstanding as of                     , 2018,             shares of our common stock will be issued and outstanding following the rights offering, excluding any shares that may be issued pursuant to the exercise of             outstanding vested and unvested stock options and delivery of stock pursuant to RSUs as of                     , 2018.

Effect of the Rights Offering on Our Incentive Plans

The Compensation Committee of our board of directors will determine, at the appropriate time, whether the issuance and sale of our common stock in the rights offering will result in an equitable adjustment to outstanding awards under our incentive plans, based upon, among other things, the market price of shares of our common stock for periods prior to and after the rights offering record date. In addition, if this transaction results in a change in control, it may trigger certain provisions in our management incentive plans that would accelerate the vesting of outstanding equity awards; however, we are currently negotiating and expect to obtain waivers from our management and directors with respect to these provisions. There can be no guarantee that we will be able to obtain such waivers.

Dilutive Effects of the Rights Offering

If a stockholder does not exercise any rights in the rights offering, the number of shares of our common stock that such stockholder will own will not change. However, because 900,000,000 shares of our common stock will be issued in the rights offering, if a stockholder does not exercise its rights under the basic subscription right in full, its percentage ownership will be materially diluted after the rights offering. If no stockholders exercise their basic subscription right in full, we expect Elliott will own approximately    % of our common stock pursuant to the backstop commitment. This assumes the requisite stockholders approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and assumes no exercise by Elliott of its eight-year warrants to purchase an aggregate of 379,572 shares of common stock at an exercise price of $0.01 per share. Assuming 0%, 50%, and 100% of our stockholders exercise their basic subscription rights, we expect Elliott would own approximately     %,     %, and     %, respectively, of our common stock following the consummation of the rights offering pursuant to the backstop commitment, as described in greater detail below. This assumes the requisite stockholders approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and assumes no exercise by Elliott of its eight-year warrants to purchase an aggregate of 379,572 shares of common stock at an exercise price of $0.01 per share.

Effects on the Backstop Purchaser’s Stock and Ownership

Assuming we receive the requisite stockholder approval of Proposal No. 8—Approval of the Standby Purchase Agreement Proposal and Elliott provides the backstop commitment, Elliott’s beneficial ownership of our common stock following the rights offering will be dependent upon the level of participation in the rights offering by the existing holders of our common stock other than Elliott. Set forth below, for illustrative purposes only, are four scenarios, as of the record date, that indicate the effect that the rights offering and related share issuance could have on Elliott’s relative interest following the rights offering. Each scenario assumes the requisite stockholders approve Proposal No. 8—Approval of the Standby Purchase Agreement Proposal, no exercise by Elliott of its eight-year warrants to purchase an aggregate of 379,572 shares of common stock at an exercise price of $0.01 per share, and that Elliott does not buy any unexercised rights in the open market.

Scenario A. All rights are exercised on a pro rata basis by all of the stockholders to whom the rights were issued. Because all of the basic subscription rights are exercised, no shares are issuable pursuant to the over-subscription right and Elliott purchases only the $            of shares of common stock that it receives by exercising its basic subscription right in full, which we expect Elliott to agree to under the Standby Purchase Agreement.

Scenario B. None of the holders (other than Elliott) exercise their rights, and Elliott through its backstop commitment under the Standby Purchase Agreement will acquire all of the shares offered in the rights offering.

Scenario C. Holders of half of the shares of our common stock (other than shares held by Elliott) exercise their basic subscription right (without exercising their over-subscription rights), and Elliott will acquire the remaining shares pursuant to the backstop commitment, which we expect Elliott to agree to under the Standby Purchase Agreement.

Scenario D. Holders of half of the shares of our common stock (other than shares held by Elliott) exercise their basic subscription right and exercise their over-subscription right, and Elliott through its backstop commitment will acquire the remaining shares pursuant to the backstop commitment under the Standby Purchase Agreement.

Scenario	Total Shares Offered	Shares Purchased by or Issued to Elliott	Gross Proceeds ($ million)	Elliott Voting%(1)
A
B
C
D

(1)	As of the record date, Elliott beneficially owned shares of our common stock and % of the voting power of all of the shares of our capital stock.

PROPOSAL NO. 8

APPROVAL OF THE STANDBY PURCHASE AGREEMENT PROPOSAL

In connection with the rights offering, we are currently negotiating and expect to enter into the Standby Purchase Agreement with Elliott. We intend to enter into the Standby Purchase Agreement prior to mailing the proxy materials to our stockholders. For further information regarding the rights offering and background on the rights offering, refer to the discussion in Proposal No. 7—Approval of the Rights Offering Proposal. The purpose of entering into the Standby Purchase Agreement is to ensure that the rights offering is fully subscribed and that we raise $450 million. If the Standby Purchase Agreement is not entered into, the rights offering may not be fully subscribed and we may not raise sufficient capital to achieve the goals of the rights offering of (i) deleveraging our balance sheet and (ii) providing us with additional liquidity to fund operations. To be approved, this Standby Purchase Agreement Proposal requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal and, in addition, the affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal, excluding the shares of our common stock held by Elliott. For the requisite vote required for the other proposals in this Proxy Statement, please see About the Meeting—What vote is required to approve each proposal? See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

As of the record date, Elliott beneficially owned approximately     % of our common stock and all of our outstanding preferred stock, and two of our ten directors have been designated by Elliott pursuant to its rights under the documents governing the issuance of our preferred stock. The two directors designated by Elliott have not participated in any discussions regarding the terms of the rights offering or the Standby Purchase Agreement and the transactions contemplated thereby, and have abstained from all votes related to the rights offering and the Standby Purchase Agreement. As a holder of our common stock on the rights offering record date, we expect Elliott to agree under the Standby Purchase Agreement to exercise its basic subscription right in full, although Elliott would not be entitled to subscribe for additional shares under the over-subscription right. Further, under the Standby Purchase Agreement, we expect to agree to issue and sell to Elliott, and we expect Elliott to agree to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering (the “backstop commitment”). Elliott is under no obligation to enter into the Standby Purchase Agreement and we do not expect to commence the rights offering in the event we are unable to enter into the Standby Purchase Agreement with Elliott. The backstop commitment would be subject to terms and conditions that we negotiate with Elliott, which may differ from the expected terms and conditions described herein. The purchase of shares of our common stock by Elliott pursuant to the backstop commitment would be effected in a transaction exempt from the registration requirements of the Securities Act.

Assuming we enter into the Standby Purchase Agreement, we intend to use the net proceeds received from the exercise of the rights and the backstop commitment to pay in cash all accrued and unpaid dividends on the outstanding shares of our preferred stock, other than dividends accrued after November 30, 2018 (which Elliot has agreed to waive if the rights offering is consummated on or prior to December 31, 2018), to redeem all of the outstanding shares of our preferred stock, at liquidation value together with all redemption premiums, other than redemption premiums on the accrued and unpaid dividends, to pay all expenses incurred by Elliott in connection with any backstop commitment, and to pay all of our fees and expenses in connection with the rights offering. We expect to pay approximately $             million in the aggregate to pay the dividends and redeem the preferred stock and approximately $             million in fees and expenses. We intend to use any remaining net proceeds for general corporate purposes, which amount will vary based upon the amount of rights exercised by stockholders other than Elliott because our transaction fees are structured such that we pay an additional fee for rights exercised and shares of common stock purchased by stockholders other than Elliott. Assuming 0%, 25%, 50%, 75%, and 100% of our stockholders other than Elliott exercise rights and purchase shares of our common stock in the rights offering, we estimate net proceeds remaining for general corporate purposes will be $             million,

$             million, $             million, $             million, and $             million, respectively, if the rights offering closes by December 31, 2018. In the event our stockholders do not exercise their rights in full, Elliott will increase its percentage ownership of our issued and outstanding common stock.

We are asking stockholders to approve the issuance and sale of our common stock to Elliott pursuant to the Standby Purchase Agreement that we are currently negotiating and expect to enter into because, depending on the number of unsubscribed shares of our common stock Elliott purchases pursuant to the backstop commitment, Elliott’s acquisition of our common stock may be deemed a change in control of our company. Neither our board of directors nor the special committee has made, nor will they make, any recommendation to stockholders regarding the exercise of rights under the rights offering. Section 312.03 of the NYSE Listed Company Manual requires us to obtain stockholder approval prior to issuing securities that will result in a change in control. This rule does not specifically define when a change in control of an issuer may be deemed to occur. However, guidance suggests that a change in control may be deemed to occur, subject to certain limited exceptions, if after a transaction a person or entity will hold 20% of more of an issuer’s then outstanding capital stock. As of the record date, Elliott beneficially owns approximately     % of our issued and outstanding common stock. Following consummation of the rights offering and the backstop commitment, Elliott may be deemed to beneficially own 20% or more of our issued and outstanding common stock if it is required to purchase a certain number of shares that are not subscribed for in the rights offering. Unless holders other than Elliott exercise rights for at least     % of the total number of shares of common stock offered in the rights offering, Elliott would own 20% of our outstanding common stock following the closing of the rights offering. In addition, unless holders other than Elliott exercise rights for at least     % of the total number of shares of common stock offered in the rights offering, Elliott would own a majority of our outstanding common stock following the closing of the rights offering. If no other holders exercise their rights, Elliott would own     % of our outstanding common stock following the closing of the rights offering. Each of the foregoing scenarios assumes no exercise by Elliott of its eight-year warrants to purchase an aggregate of 379,572 shares of common stock at an exercise price of $0.01 per share.

If Elliott owns more than 50% of our common stock following consummation of the rights offering, we will be a controlled company within the meaning of the NYSE listing standards. Under the NYSE listing standards, a controlled company may elect to not comply with certain NYSE corporate governance standards, including the requirements that (i) a majority of the board of directors consist of independent directors, (ii) it maintain a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, (iii) it maintain a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities, and (iv) the requirement for an annual performance evaluation of the nominating and corporate governance and compensation committees. If Elliott owns more than 50% of our common stock following the consummation of the rights offering, we may utilize any of these exemptions and others afforded to controlled companies. Consequently, stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the NYSE corporate governance rules and requirements. Our status as a controlled company could make our common stock less attractive to some investors or otherwise harm our stock price.

See Proposal No. 7—Approval of the Rights Offering Proposal—The Rights Offering—Dilutive Effects of the Rights Offering and Proposal No. 7—Approval of the Rights Offering Proposal—The Rights Offering—Effects on the Backstop Purchaser’s Stock and Ownership for further information regarding the potentially dilutive effects of the rights offering and the potential effects of Elliott’s acquisition of our common stock pursuant to the backstop commitment.

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” the approval of the Standby Purchase Agreement Proposal. Messrs. Kittle and Dobak have not participated in any discussions regarding the terms of the Standby Purchase Agreement Proposal, and have abstained from all votes related to the Standby Purchase Agreement Proposal, and do not make any recommendation regarding the Standby Purchase Agreement Proposal.

Expected Terms of the Standby Purchase Agreement

The Standby Purchase Agreement. We are currently negotiating and expect to enter into the Standby Purchase Agreement with Elliott under which we expect to agree to issue and sell to Elliott, and we expect Elliott to agree to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering, subject to the terms and conditions of the Standby Purchase Agreement to be entered into (together with Elliott’s exercise of its basic subscription right in full, the “backstop commitment”). Elliott is under no obligation to enter into the Standby Purchase Agreement and we do not expect to commence the rights offering in the event we are unable to enter into the Standby Purchase Agreement with Elliott. The purchase of shares of our common stock by Elliott pursuant to the backstop commitment would be effected in a transaction exempt from the registration requirements of the Securities Act.

The Closing. We expect Elliott’s obligations under the Standby Purchase Agreement will be subject to the following conditions: (i) the registration statement relating to the rights offering shall have been declared effective by the SEC and shall continue to be effective and no stop order shall have been entered by the SEC with respect thereto; (ii) the rights offering shall have been conducted in accordance with the Standby Purchase Agreement we expect to enter into in all material respects without the waiver of any condition thereto; (iii) all material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the rights offering shall have been made or received; (iv) all terminations or expirations of waiting periods imposed under any necessary filing under the HSR Act shall have occurred; (v) no action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state or foreign court shall have been issued that, in each case, prohibits the implementation of the rights offering and the issuance and sale of our common stock in the rights offering or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the rights offering and the issuance and sale of our common stock in the rights offering; (vi) waivers from management we expect to receive and are currently negotiating with respect to potential benefits certain members of management may be entitled to in the event of a change in control under our management plans and agreements shall have been received (unless such waivers are received prior to execution of the Standby Purchase Agreement); (vii) we shall have received requisite stockholder approval of (a) the Authorized Share Increase Proposal (Proposal No. 6), (b) the Rights Offering Proposal (Proposal No. 7), (c) this Standby Purchase Agreement Proposal (Proposal No. 8), (d) the Written Consent Proposal (Proposal No. 9), (e) the Special Meeting Proposal (Proposal No. 10), (f) the Director Removal Proposal (Proposal No. 11), (g) the Certificate of Incorporation Amendment Proposal (Proposal No. 12), (h) the Bylaw Amendment Proposal (Proposal No. 13), (i) the Forum Selection Proposal (Proposal No. 14), (j) the Section 203 Opt-Out Proposal (Proposal No. 15), and (k) the Business Opportunity Proposal (Proposal No. 16); (viii) following receipt of the requisite stockholder vote, we shall have implemented (a) the Written Consent Proposal (Proposal No. 9), (b) the Special Meeting Proposal (Proposal No. 10), (c) Director Removal Proposal (Proposal No. 11), (d) the Certificate of Incorporation Amendment Proposal (Proposal No. 12), (e) the Bylaw Amendment Proposal (Proposal No. 13), (f) the Forum Selection Proposal (Proposal No. 14), (g) the Section 203 Opt-Out Proposal (Proposal No. 15), and (h) the Business Opportunity Proposal (Proposal No. 16); (ix) we shall have received a waiver by the lenders of the necessary provisions under our ABL Facility to avoid the mandatory use of proceeds received in the rights offering to prepay the principal outstanding under the ABL Facility; (x) the compliance with covenants and the accuracy of representations and warranties provided in the Standby Purchase Agreement in all material respects; and (xi) the shares of our common stock to be issued in the rights offering shall have been approved for listing on the NYSE, subject to official notice of issuance.

We expect that our obligation to issue and sell to Elliott all shares of our common stock offered in the rights offering that remain unsubscribed at the end of the subscription period will be subject to the following conditions: (i) the registration statement relating to the rights offering shall have been declared effective by the SEC and shall continue to be effective and no stop order shall have been entered by the SEC with respect thereto; (ii) the rights offering shall have been conducted in accordance with the Standby Purchase Agreement we expect to enter into in all material respects without the waiver of any condition thereto; (iii) all material governmental and third-party notifications, filings, consents, waivers, and approvals required for the consummation of the rights offering shall have been made or received; (iv) all terminations or expirations of waiting periods imposed under any necessary filing under the HSR Act shall have occurred; (v) no action shall have been taken, no statute, rule, regulation, or order shall have been enacted, adopted, or issued by any federal, state, or foreign governmental or regulatory authority, and no judgment, injunction, decree, or order of any federal, state or foreign court shall have been issued that, in each case, prohibits the implementation of the rights offering and the issuance and sale of our common stock in the rights offering or materially impairs the benefit of implementation thereof, and no action or proceeding by or before any federal, state, or foreign governmental or regulatory authority shall be pending or threatened wherein an adverse judgment, decree, or order would be reasonably likely to result in the prohibition of or material impairment of the benefits of the implementation of the rights offering and the issuance and sale of our common stock in the rights offering; (vi) we shall have received the requisite stockholder approval of the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), this Standby Purchase Agreement Proposal (Proposal No. 8), the Written Consent Proposal (Proposal No. 9), the Special Meeting Proposal (Proposal No. 10), the Director Removal Proposal (Proposal No. 11), the Certificate of Incorporation Amendment Proposal (Proposal No. 12), the Bylaw Amendment Proposal (Proposal No. 13), the Forum Selection Proposal (Proposal No. 14), the Section 203 Opt-Out Proposal (Proposal No. 15), and the Business Opportunity Proposal (Proposal No. 16); and (vii) the shares of our common stock to be issued in the rights offering shall have been approved for listing on the NYSE, subject to official notice of issuance.

If required, the Company and Elliott will file a Premerger Notification and Report Form under the HSR Act with the Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice in connection with Elliott’s acquisition of common stock in the rights offering.

Termination. We expect the Standby Purchase Agreement may be terminated at any time prior to the closing of the backstop commitment:

•	by mutual written agreement of Elliott and us;

•

by any party, if the transactions contemplated by the Standby Purchase Agreement do not close by                     , 2018; provided, however, that the right to terminate the Standby Purchase Agreement is not available to any party whose failure to comply with any provision of the Standby Purchase Agreement is the cause of, or resulted in, the failure of the closing to occur on or prior to such date;

•

by us or Elliott if there is a breach by Elliott (in the case of termination by us) or by us (in case of termination by Elliott) of any covenant or representation or warranty that would cause the failure of the satisfaction of a closing condition and is not capable of cure by                     , 2018; or

•	by any party upon the occurrence of any event that results in a failure to satisfy any of such party’s closing conditions, which failure is not capable of cure by , 2018.

We expect the Standby Purchase Agreement will include a customary fiduciary out provision that we expect will allow us to terminate the rights offering at any time prior to the commencement of the subscription period. The Standby Purchase Agreement will not prevent us from cancelling, terminating, amending, or extending the rights offering prior to the commencement of the subscription period. However, once the subscription period is commenced, any such cancellation, termination, or amendment will require the prior consent of Elliott, except for an extension of the subscription period by not more than             days, unless the Standby Purchase Agreement is terminated. Any decision to cancel, terminate, amend or extend the rights offering will be made by the special committee.

Backstop Fee. We expect there will be no backstop commitment fee payable to Elliott in connection with the rights offering; however, we expect to reimburse Elliott for all out of pocket expenses incurred by Elliott in connection with the rights offering.

Indemnification. We expect to agree to indemnify Elliott and its affiliates and their respective officers, directors, members, partners, employees, agents, and controlling persons for losses arising out of circumstances existing on or prior to the closing date of the rights offering to which an indemnified party becomes subject arising out of a claim instituted by a third party with respect to the rights offering (other than with respect to losses due to statements or omissions made in reliance on information provided to us in writing by Elliott for use herein or breaches of the Standby Purchase Agreement).

Registration Rights Agreement. We have previously entered into a registration rights agreement with Elliott to provide certain customary demand and piggyback registration rights to Elliott with respect to the shares of common stock owned by Elliott. We are currently negotiating and expect to enter into an amendment to the registration rights agreement with Elliott to provide Elliott with additional registration rights in connection with the Standby Purchase Agreement.

Rights. We expect Elliott to agree to exercise its basic subscription right in full pursuant to the Standby Purchase Agreement.

We expect to obtain the commitment of Elliott under the Standby Purchase Agreement to ensure that, subject to the consummation of the rights offering, we would receive aggregate gross proceeds from the rights offering, after giving effect to the backstop commitment, of $450 million.

PROPOSAL NO. 9

APPROVAL OF THE WRITTEN CONSENT PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), we expect Elliott’s obligations under the Standby Purchase Agreement will be subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has adopted and is recommending that our stockholders approve this Written Consent Proposal to permit stockholder action by written consent, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors has also adopted a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Written Consent Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not permit stockholder action by written consent. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to provide our stockholders with the ability to take action by written consent is attached as Annex D to this Proxy Statement. We expect Elliott’s obligation to provide the backstop commitment will be conditioned on the approval of this Written Consent Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Written Consent Proposal because they believe this Written Consent Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Written Consent Proposal to permit stockholder action by written consent. Messrs. Kittle and Dobak have not participated in any discussions regarding this Written Consent Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Written Consent Proposal.

PROPOSAL NO. 10

APPROVAL OF THE SPECIAL MEETING PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), we expect Elliott’s obligations under the Standby Purchase Agreement will be subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has unanimously determined that the Special Meeting Proposal is advisable and in the best interests of our company and stockholders, and has adopted and is recommending that our stockholders approve this Special Meeting Proposal to permit a majority of our stockholders to request that the company call a special meeting, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors has also adopted a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Written Consent Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not permit stockholders to request that the company call a special meeting of stockholders. Currently, only the chairman of the board of directors or the board of directors may call a special meeting of stockholders. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to provide a majority of our stockholders with the ability to request that the company call a special meeting is attached as Annex E to this Proxy Statement. We expect Elliott’s obligation to provide the backstop commitment will be conditioned on the approval of this Special Meeting Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Special Meeting Proposal because they believe this Special Meeting Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Special Meeting Proposal to permit a majority of our stockholders to request that the company call a special meeting. Messrs. Kittle and Dobak have not participated in any discussions regarding this Special Meeting Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Special Meeting Proposal.

PROPOSAL NO. 11

APPROVAL OF THE DIRECTOR REMOVAL PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), we expect Elliott’s obligations under the Standby Purchase Agreement will be subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has adopted and is recommending that our stockholders approve this Director Removal Proposal to permit a majority of our stockholders to remove directors with or without cause, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors has also adopted a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Director Removal Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation provides that directors may only be removed for cause and by a vote of stockholders holding at least 66 2/3% of our common stock. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to provide a majority of our stockholders to remove director with or without cause is attached as Annex F to this Proxy Statement. We expect Elliott’s obligation to provide the backstop commitment will be conditioned on the approval of this Director Removal Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Director Removal Proposal because they believe this Director Removal Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Director Removal Proposal to permit a majority of our stockholders to remove a director with or without cause. Messrs. Kittle and Dobak have not participated in any discussions regarding this Director Removal Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Director Removal Proposal.

PROPOSAL NO. 12

APPROVAL OF THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), we expect Elliott’s obligations under the Standby Purchase Agreement will be subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has unanimously determined that the Certificate of Incorporation Amendment Proposal is advisable and in the best interests of our company and stockholders, and has adopted and is recommending that our stockholders approve this Certificate of Amendment Proposal to permit a majority of our stockholders to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors has also adopted a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Certificate of Incorporation Amendment Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation provides that certain provisions of the Amended and Restated Certificate of Incorporation may only be amended or repealed with the affirmative vote of the stockholders holding 80% of our common stock, unless such amendment or repeal is declared advisable by our board of directors by the affirmative vote of at least 75% of the entire board of directors, notwithstanding the fact that a lesser percentage may be specified by the Delaware General Corporation Law (“DGCL”). The form of proposed amendment to our Amended and Restated Certificate of Incorporation to permit a majority of our stockholders to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof is attached as Annex G to this Proxy Statement. We expect Elliott’s obligation to provide the backstop commitment will be conditioned on the approval of this Certificate of Incorporation Amendment Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Certificate of Incorporation Amendment Proposal because they believe this Certificate of Incorporation Amendment Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Certificate of Incorporation Amendment Proposal to permit a majority of our stockholders to amend or repeal the Amended and Restated Certificate of Incorporation or any provision thereof. Messrs. Kittle and Dobak have not participated in any discussions regarding this Certificate of Incorporation Amendment Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Certificate of Incorporation Amendment Proposal.

PROPOSAL NO. 13

APPROVAL OF THE BYLAW AMENDMENT PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), we expect Elliott’s obligations under the Standby Purchase Agreement will be subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has unanimously determined that the Bylaw Amendment Proposal is advisable and in the best interests of our company and stockholders, and has adopted and is recommending that our stockholders approve this Bylaw Amendment Proposal to permit a majority of our stockholders to amend or repeal the Second Amended and Restated Bylaws or any provision thereof, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. The board of directors has also adopted a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Bylaw Amendment Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation provides that the Second Amended and Restated Bylaws may only be amended or repealed with the affirmative vote of the stockholders holding 66 2/3% of our common stock. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to permit a majority of our stockholders to amend or repeal the Second Amended and Restated Bylaws or any provision thereof is attached as Annex H to this Proxy Statement. We expect Elliott’s obligation to provide the backstop commitment will be conditioned on the approval of this Bylaw Amendment Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Bylaw Amendment Proposal because they believe this Bylaw Amendment Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Bylaw Amendment Proposal to permit a majority of our stockholders to amend or repeal the Second Amended and Restated Bylaws or any provision thereof. Messrs. Kittle and Dobak have not participated in any discussions regarding this Bylaw Amendment Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Bylaw Amendment Proposal.

PROPOSAL NO. 14

APPROVAL OF THE FORUM SELECTION PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), we expect Elliott’s obligations under the Standby Purchase Agreement will be subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, our board of directors, other than Messrs. Kittle and Dobak, has adopted and is recommending that our stockholders approve this Forum Selection Proposal to designate the courts in the state of Delaware as the exclusive forum for all legal actions unless otherwise consented to by the company, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. This designation would apply, but not be limited to, the following: (i) any derivative action or proceeding brought on behalf of the company, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the company to the company or the company’s stockholders, or (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, the Amended and Restated Articles of Incorporation, or the Second Amended and Restated Bylaws.

The board of directors has also adopted a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Forum Selection Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not have a provision regarding forum selection. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to designate the courts in the state of Delaware as the exclusive forum of legal actions is attached as Annex I to this Proxy Statement. We expect Elliott’s obligation to provide the backstop commitment will be conditioned on the approval of this Forum Selection Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Forum Selection Proposal because they believe this Forum Selection Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Forum Selection Proposal to designate the courts in the state of Delaware as the exclusive forum for all legal actions unless otherwise consented to by the company. Messrs. Kittle and Dobak have not participated in any discussions regarding this Forum Selection Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Forum Selection Proposal.

PROPOSAL NO. 15

APPROVAL OF THE SECTION 203 OPT-OUT PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), we expect Elliott’s obligations under the Standby Purchase Agreement will be subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has adopted and is recommending that our stockholders approve this Section 203 Opt-Out Proposal which would amend our Amended and Restated Certificate of Incorporation to expressly opt-out of Section 203 of the Delaware General Corporation Law, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. Section 203 of the DGCL is an anti-takeover provision that applies to Delaware corporations that either have shares of voting stock listed on a national securities exchange or have more than 2,000 record holders of voting stock.

Section 203 generally provides that any person or entity who acquires 15% or more in voting power of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in a wide range of transactions (referred to as “business combinations”) with the corporation for a period of three years following the date the person became an interested stockholder, subject to certain exceptions. The exceptions are (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% in voting power of the corporation’s voting stock outstanding at the time the transaction commenced (excluding certain shares), or (iii) the business combination is approved by the board of directors and authorized, at a shareholder meeting and not by written consent, by the affirmative vote of at least 66 2/3% in voting power of the outstanding voting stock not owned by the interested stockholder. Under Section 203 of the DGCL, a corporation can elect not to be subject to Section 203 if the corporation inserts a provision to that effect in its certificate of incorporation or if the stockholders of the corporation insert a provision to that effect in the bylaws of the corporation.

The board of directors has also adopted a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Section 203 Opt-Out Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not explicitly opt-out of Section 203 of the Delaware General Corporation Law. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to expressly opt-out of Section 203 of the DGCL is attached as Annex J to this Proxy Statement. We expect Elliott’s obligation to provide the backstop commitment will be conditioned on the approval of this Section 203 Opt-Out Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Section 203 Opt-Out Proposal because they believe this Section 203 Opt-Out Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Section 203 Opt-Out Proposal to opt-out of Section 203 of the General Delaware Corporation Law. Messrs. Kittle and Dobak have not participated in any discussions regarding this Section 203 Opt-Out Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Section 203 Opt-Out Proposal.

PROPOSAL NO. 16

APPROVAL OF THE BUSINESS OPPORTUNITY PROPOSAL

As discussed in the Standby Purchase Agreement Proposal (Proposal No. 8), we expect Elliott’s obligations under the Standby Purchase Agreement will be subject to certain conditions, including the condition that the Company shall have taken all necessary and required corporate action to adopt, and shall have implemented, certain corporate governance changes. In the event the Authorized Share Increase Proposal (Proposal No. 6), the Rights Offering Proposal (Proposal No. 7), and the Standby Purchase Agreement Proposal (Proposal No. 8) are approved by the requisite stockholder vote, our board of directors, other than Messrs. Kittle and Dobak, has unanimously determined that the Business Opportunity Proposal is advisable and in the best interests of our company and stockholders, and has adopted and is recommending that our stockholders approve this Business Opportunity Proposal to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees, which requires the affirmative vote of the holders of a majority of our common stock entitled to vote. We have the authority to seek approval of and implement this Business Opportunity Proposal pursuant to Title 8, Section 122 of the DGCL, which permits every corporation incorporated under the laws of the State of Delaware to renounce, in its certificate of incorporation or by action of its board of directors, any interest or expectancy of the corporation in, or in being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

The board of directors has also adopted a corresponding amendment to our Second Amended and Restated Bylaws, which will become effective following the approval of this Business Opportunity Proposal and upon the filing of a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. Our current Amended and Restated Certificate of Incorporation does not renounce our interest or expectancy in, or being offered an opportunity to participate in, any business opportunity. The form of proposed amendment to our Amended and Restated Certificate of Incorporation to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees, is attached as Annex K to this Proxy Statement. We expect Elliott’s obligation to provide the backstop commitment will be conditioned on the approval of this Business Opportunity Proposal.

The board of directors, other than Messrs. Kittle and Dobak, are requesting your approval of this Business Opportunity Proposal because they believe this Business Opportunity Proposal is necessary and advisable in order to obtain the backstop commitment. Without the backstop commitment, we will not commence the rights offering. See About the Meeting—If the Rights Offering Proposal (Proposal No. 7) is approved by the stockholders, but the Authorized Share Increase Proposal (Proposal No. 6) or the Standby Purchase Agreement Proposal (Proposal No. 8) are not approved by the stockholders, will the company still conduct the rights offering?

Our board of directors, other than Messrs. Kittle and Dobak, unanimously recommends that you vote “FOR” this Business Opportunity Proposal to permit a majority of our stockholders to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees. Messrs. Kittle and Dobak have not participated in any discussions regarding this Business Opportunity Proposal and have abstained from all votes related thereto, and do not make any recommendation regarding this Business Opportunity Proposal.

PROPOSAL NO. 17

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee is responsible for the appointment of our independent registered public accounting firm. Our audit committee has appointed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm to audit our consolidated financial statements and our internal control over financial reporting for the year ending December 31, 2018. Deloitte has served as our independent auditors since 2005. The services provided to us by Deloitte, along with the corresponding fees for 2017 and 2016, are described below.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required. We are doing so because we believe it is a sound corporate governance practice. If our stockholders do not ratify the selection, our audit committee will consider whether or not to retain Deloitte, but may still retain them.

We anticipate that representatives of Deloitte will be present at the meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.

Our board of directors unanimously recommends that you vote “FOR” the ratification of Deloitte as our independent registered public accounting firm for the year ending December 31, 2018.

Independent Registered Public Accounting Firm Fees

The following is a summary of fees for audit and other professional services performed by Deloitte during the fiscal years ended December 31, 2017 and 2016:

	2017(1)	2016
Audit fees	$5,479,442	$1,800,000
Audit-related fees	225,000	23,700
Tax fees	1,109,364	548,126

Total	$6,813,806	$2,371,826

(1)	2017 fees reported include additional audit fees, audit-related services and tax fees related to the restatement of prior periods that concluded in January 2018.

Audit Fees

This category includes fees for the audit of our annual consolidated financial statements, for reviews of our quarterly financial statements, and for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. For 2017, audit fees consisted of additional fees associated with the restatement of prior periods that did not conclude until January 2018.

Audit-Related Fees

This category consists of fees for assurance and related services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not included under “Audit Fees” above. For 2017, audit related fees consisted primarily of advisory services in connection with Unitrans standalone audit procedures. For 2016, audit related fees consisted of advisory services in connection with an SEC comment letter received.

Tax Fees

This category consists of tax services provided by the independent registered public accounting firm with respect to tax compliance, tax advice, and tax planning. For 2017, tax fees consisted of costs associated with additional consulting projects and the filing of amended returns due to the restatement of prior periods.

All Other Fees

This category consists of fees paid for products and services that would not otherwise be included in any of the categories listed above. There were no such fees during the fiscal years ended December 31, 2017 and 2016.

Pre-Approval Policies and Procedures for Independent Registered Public Accounting Firm Fees

As set forth in its charter, the audit committee is responsible for pre-approving all audit, audit related, tax, and other services to be performed by the independent registered public accounting firm. Any pre-approved services that involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the audit committee. Unless otherwise specified by the audit committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The audit committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accounting firm. The audit committee may delegate to the audit committee chair or any one or more members of the audit committee the authority to grant pre-approvals of permissible audit and non-audit services, provided that such pre-approvals by a member who has exercised such delegation must be reported to the full audit committee at the next scheduled meeting. All of the audit services provided by Deloitte described in the table above for 2017 were approved by our audit committee pursuant to our audit committee’s pre-approval policies.

PROPOSAL NO. 18

APPROVAL OF THE MEETING ADJOURNMENT PROPOSAL

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, or 16, our proxy holders may move to adjourn the Annual Meeting at that time in order to enable the board of directors to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the board of directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, or 16. If our stockholders approve this proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this Meeting Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any of Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, or 16, we could adjourn the Annual Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Our board of directors recommends that you vote “FOR” this Meeting Adjournment Proposal to authorize the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, or 16.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our board of directors has appointed an audit committee consisting of three independent directors. All members of our audit committee are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement. All members of our audit committee have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in each individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibility. Our board of directors has determined that Messrs. Murray, Kennedy, and Urkiel are independent directors, as defined by Section 303A of the NYSE Listed Company Manual, and that Mr. Murray, chairman, qualifies as an “audit committee financial expert.”

The primary responsibility of our audit committee is to assist our board of directors in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including overseeing the financial reports and other financial information provided by us to governmental or regulatory bodies (such as the SEC), the public, and other users thereof; our systems of internal accounting and financial controls; and the annual independent audit of our consolidated financial statements.

Management has the responsibility for our consolidated financial statements and the reporting process, including the systems of internal controls. Our independent registered public accounting firm engaged to conduct the audit of our 2017 financial statements, Deloitte & Touche LLP, is responsible for auditing our consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, our audit committee reviewed and discussed our consolidated audited financial statements with management and the independent registered public accounting firm. Our audit committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 16, Communication with Audit Committees. This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with our audit committee under generally accepted auditing standards. In addition, our audit committee received from the independent registered public accounting firm written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s independence. Our audit committee also discussed with the independent registered public accounting firm their independence from management and our company, including the matters covered by the written disclosures and letter provided by the independent registered public accounting firm. Our audit committee has concluded that Deloitte & Touche LLP is independent from our company and management.

Our audit committee discussed with the independent registered public accounting firm the overall scope and plans for their audits. Our audit committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of our company, the internal controls, and the overall quality of our financial reporting. Our audit committee held 48 meetings during the fiscal year ended December 31, 2017.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors, and our board of directors approved, that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

Our board of directors has adopted a written charter for our audit committee that reflects, among other things, requirements of the Sarbanes-Oxley Act of 2002, rules adopted by the SEC, and rules of the NYSE.

This report has been furnished by our audit committee to our board of directors.

Brian C. Murray, Chairman

John G. Kennedy, III

William S. Urkiel

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than as set forth below, there were no transactions or series of similar transactions since January 1, 2017 to which we were or are a party that involved an amount exceeding $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Management and Consulting Agreement

Upon consummation of our May 2010 initial public offering, we entered into an advisory agreement with HCI Equity Management, L.P. (“HCI,” formerly Thayer | Hidden Creek Management, L.P.), which advisory agreement was amended and restated on September 12, 2011, pursuant to which HCI provided advisory services to us. These services included identification, support, negotiation, and analysis of acquisitions and dispositions and support, negotiation, and analysis of financing alternatives. In exchange for such services, HCI was reimbursed for its expenses and could be paid a transaction fee in connection with the consummation of each acquisition or divestiture by us or our subsidiaries, excluding certain specified transactions, and in connection with any public or private debt offering by us or our subsidiaries negotiated by HCI. The amount of any such fee was determined through good faith negotiations between our board of directors and HCI. On May 2, 2017, we and HCI entered into a termination agreement, pursuant to which we and HCI agreed to terminate the advisory agreement.

Preferred Stock Investment Agreement

On May 1, 2017, we entered into the Investment Agreement with Elliott, pursuant to which we issued and sold to Elliott, for an aggregate purchase price of $540,500,100, (a) 155,000 shares of a Series B Preferred Stock at a purchase price of $1,000 per share; (b) 55,000 shares of Series C Preferred Stock at a purchase price of $1,000 per share; (c) 100 shares of Series D Preferred Stock at a purchase price of $1.00 per share; (d) 90,000 shares of Series E Preferred Stock at a purchase price of $1,000 per share; and (e) 240,500 shares of Series F Preferred Stock at a purchase price of $1,000 per share. We consummated the transactions described above on May 2, 2017. The proceeds of the sale of the Preferred Stock were used to pay off and terminate our senior credit facility and to provide working capital to support our operations and future growth.

We made certain customary representations and warranties in the Investment Agreement and agreed to certain covenants, including agreeing to use reasonable best efforts to enter into, within 90 days following the closing date, an asset based lending facility (the “New ABL Facility”) (the earlier of (i) the date of such entry and (ii) the expiration of such 90-day period, the “Refinancing Date”). We agreed to use the proceeds from the New ABL Facility, if any, to redeem the outstanding shares of Series F Preferred Stock and, if and to the extent sufficient proceeds were available, shares of Series E Preferred Stock. From the closing date until the Refinancing Date, we agreed to pay Elliott a daily payment in an amount equal to $33,333.33 per calendar day (which amount accrued daily and was payable monthly in arrears). On July 21, 2017, we entered into the ABL Facility (which was deemed to be the “New ABL Facility” under the Investment Agreement) and used the initial proceeds from the ABL Facility for working capital purposes and to redeem all of the outstanding shares of the Series F Preferred Stock issued to Elliott.

On September 15, 2017, we closed the sale of Unitrans, Inc. for cash consideration of $95,000,000. We used a portion of the proceeds from the sale to redeem 52,500 shares of Series E Preferred Stock issued to Elliott.

Series E-1 Preferred Stock Investment Agreement

On March 1, 2018, we entered into the Series E-1 Preferred Stock Investment Agreement (the “Series E-1 Investment Agreement”) with Elliott, pursuant to which we agreed to issue and sell to Elliott, and Elliott agreed to purchase from us, on the terms and subject to the conditions set forth in the Series E-1 Investment Agreement, from time to time until July 30, 2018 (the “Termination Date”), an aggregate of up to 54,750 shares of a newly created class of preferred stock designated as Series E-1 Cumulative Redeemable Preferred Stock, par value $0.01 per share (“Series E-1 Preferred Stock”), at a purchase price of $1,000 per share for the first 17,500 shares of Series E-1 Preferred Stock, $960 per share for the next 18,228 shares of Series E-1 Preferred Stock, and $920 per share for the final 19,022 shares of Series E-1 Preferred Stock. On March 1, 2018, the parties held an initial closing pursuant to which we issued and sold to Elliott 17,500 shares of Series E-1 Preferred Stock for an aggregate purchase price of $17.5 million. On April 24, 2018, the parties held a closing pursuant to the Series E-1 Investment Agreement, pursuant to which we issued and sold to Elliott 18,228 shares of Series E-1 Preferred Stock for an aggregate purchase price of approximately $17.5 million. On August 3, 2018, we and Elliott entered into Amendment No. 1 to the Investment Agreement and Termination of Equity Commitment Letter, which, among other things, extended the Termination Date from July 30, 2018 to November 30, 2018 for the remaining 19,022 shares available to issue and sell to Elliott for $17.5 million.

Warrant Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, we and Elliott entered into a Warrant Agreement, pursuant to which we issued to Elliott eight-year warrants to purchase an aggregate of 379,572 shares of our common stock at an exercise price of $0.01 per share.

Stockholders’ Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, we and Elliott entered into the Stockholders’ Agreement, pursuant to which Elliott was granted certain preemptive rights and other rights. Subject to customary exceptions, each Eligible Elliott Party (as defined in the Stockholders’ Agreement) shall have the right to purchase their pro rata percentage of subsequent issuances of equity securities offered by us in any non-public offering. In connection with the issuance of Series E-1 Preferred Stock pursuant to the Series E-1 Investment Agreement, we and Elliott entered into an Amendment No. 1 to Stockholders’ Agreement, pursuant to which the parties amended certain terms of the Stockholders’ Agreement. In connection with the Rights Offering Transactions, we expect the existing Stockholders’ Agreement will terminate in accordance with its terms and we will enter into a new stockholders’ agreement with Elliott, pursuant to which Elliott will be granted certain governance and other rights.

Registration Rights Agreement

In connection with the issuance of the Preferred Stock pursuant to the Investment Agreement, we, Elliott, and investment funds affiliated with HCI entered into the Registration Rights Agreement, pursuant to which we granted certain demand and piggyback registration rights. In connection with the Rights Offering Transactions, we expect to enter into an amendment to the Registration Rights Agreement with to provide Elliott and HCI with additional registration rights.

Standby Purchase Agreement

We are currently negotiating and expect to enter into the Standby Purchase Agreement with Elliott under which we expect to agree to issue and sell to Elliott, and we expect Elliott to agree to purchase from us, at a price per share equal to the subscription price, all unsubscribed shares of common stock in the rights offering, subject to the terms and conditions of the Standby Purchase Agreement to be entered into. See Proposal No. 8—Approval of the Standby Purchase Agreement Proposal.

2017 ANNUAL REPORT ON FORM 10-K

We have mailed with this Proxy Statement a copy of our Annual Report on Form 10-K to each stockholder of record as of                     , 2018 and it is also available on our website at www.rrts.com. Our Annual Report on Form 10-K contains financial and other information about our company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Compensation Committee Report” and “Report of the Audit Committee of the Board of Directors” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. If a stockholder requires an additional copy of our Annual Report on Form 10-K, we will provide one, without charge, on the written request of any such stockholder addressed to our secretary at 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515.

STOCKHOLDER PROPOSALS FOR OUR 2019 ANNUAL MEETING

If any stockholder intends to present a proposal to be considered for inclusion in our proxy material for the 2019 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act and must be submitted in writing by notice delivered to our secretary at 1431 Opus Place, Suite 530, Downers Grove, Illinois 60515. Any such proposal must be received at least 120 days before the anniversary of the prior year’s proxy statement (by                     , 2019), unless the date of our 2019 annual meeting is changed by more than 30 days from                     , 2018, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

In addition, our bylaws establish certain requirements for proposals a stockholder wishes to make from the floor of the 2019 annual meeting of stockholders. If the proposal is for a matter other than the nomination of a director for election at the meeting, the proposal must be written and delivered to our secretary at the address set forth above between                     , 2019 and                     , 2019, which is 150 to 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the 2019 annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than 150 days prior to such annual meeting and not later than the later of (a) 120 days prior to such annual meeting or (b) ten days following the day on which public announcement of the date of such meeting is first made by our company. Our bylaws provide that a stockholder’s notice of a proposal of business must set forth certain information relating to the proposed business desired to be brought before the meeting and the proposal itself, and information relating to the stockholder making the proposal.

If the proposal is for the nomination of a director for election at the meeting, the nomination must be delivered to our secretary at the address listed above between                     , 2019 and                     , 2019, which is 150 to 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the 2019 annual meeting is more than 30 days before or 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than 150 days prior to such annual meeting and not later than the later of (a) 120 days prior to such annual meeting or (b) ten days following the day on which we make the first public announcement of the date of such meeting. However, in the event that the number of directors to be elected to our board of directors at an annual meeting of stockholders is increased and there is no public announcement by us naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the date of the preceding year’s annual meeting, the stockholder’s notice will also be considered timely, but only with respect to nominees for the additional directorships, if it is delivered to our secretary at the address listed above not later than ten days following the day on which we first make a public announcement of additional directorships. Our bylaws set forth specific information that must be provided to our secretary in connection with the nomination of a director for election at the annual meeting.

OTHER MATTERS

As of the date of this Proxy Statement, we know of no matter that will be presented for consideration at the Annual Meeting other than the election of directors, the approval, on an advisory basis, of the compensation of our named executive officers, the frequency of future stockholder advisory votes on the compensation of our named executive officers, the approval and adoption of our 2018 Incentive Compensation Plan, the Rights Offering Proposal, the Authorized Share Increase Proposal, the Reverse Stock Split Proposal, and the ratification of our independent registered public accounting firm. If, however, any other matter should properly come before the Annual Meeting for action by stockholders, the persons named as proxy holders will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors,

Downers Grove, Illinois	Michael L. Gettle
, 2018	Secretary

ANNEX A

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

2018 INCENTIVE COMPENSATION PLAN

[2018 Plan to be inserted]

A-1

ANNEX B

CERTIFICATE OF AMENDMENT FOR REVERSE STOCK SPLIT

[Certificate of Amendment to be inserted]

B-1

ANNEX C

CERTIFICATE OF AMENDMENT FOR AUTHORIZED SHARE INCREASE

[Certificate of Amendment to be inserted]

C-1

ANNEX D

CERTIFICATE OF AMENDMENT TO PERMIT STOCKHOLDER WRITTEN CONSENT

[Certificate of Amendment to be inserted]

D-1

ANNEX E

CERTIFICATE OF AMENDMENT TO PERMIT STOCKHOLDERS TO CALL SPECIAL MEETING

[Certificate of Amendment to be inserted]

E-1

ANNEX F

CERTIFICATE OF AMENDMENT FOR DIRECTOR REMOVAL

[Certificate of Amendment to be inserted]

F-1

ANNEX G

CERTIFICATE OF AMENDMENT FOR CERTIFICATE OF INCORPORATION AMENDMENTS VOTE REQUIREMENT

[Certificate of Amendment to be inserted]

G-1

ANNEX H

CERTIFICATE OF AMENDMENT FOR BYLAW AMENDMENTS VOTE REQUIREMENT

[Certificate of Amendment to be inserted]

H-1

ANNEX I

CERTIFICATE OF AMENDMENT FOR FORUM SELECTION

[Certificate of Amendment to be inserted]

I-1

ANNEX J

CERTIFICATE OF AMENDMENT FOR SECTION 203 OPT-OUT

[Certificate of Amendment to be inserted]

J-1

ANNEX K

CERTIFICATE OF AMENDMENT RENUNCIATION OF BUSINESS OPPORTUNITIES

[Certificate of Amendment to be inserted]

K-1

PRELIMINARY COPY SUBJECT TO COMPLETION

Proxy Card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

1431 Opus Place, Suite 530

Downers Grove, Illinois 60515

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Roadrunner Transportation Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated                    , 2018, and hereby appoints Curtis W. Stoelting and Michael L. Gettle and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2018 Annual Meeting of Stockholders of Roadrunner Transportation Systems, Inc., to be held on                 , 2018, at              Central Time, at the                          and at any adjournment or postponement thereof, and to vote all shares of common stock of Roadrunner Transportation Systems, Inc. held of record by the undersigned at the close of business on             , 2018 as hereinafter specified upon the proposals set forth on the reverse side of this proxy card.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE THREE CLASS I DIRECTOR NOMINEES AND EACH OF THE FOUR CLASS II DIRECTOR NOMINEES (PROPOSAL NO. 1); “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 2); “1 YEAR” ON THE FREQUENCY OF FUTURE STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (PROPOSAL NO. 3); “FOR” THE APPROVAL AND ADOPTION OF OUR 2018 INCENTIVE COMPENSATION PLAN (PROPOSAL NO. 4); “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO (A) EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AND (B) REDUCE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK IN A CORRESPONDING PROPORTION TO THE REVERSE STOCK SPLIT (PROPOSAL NO. 5); “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018 (PROPOSAL NO. 17); AND “FOR” THE ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF PROPOSAL NOS. 6, 9, 10, 11, 12, 13, 14, 15, OR 16 (PROPOSAL NO. 18).

AFTER CAREFUL CONSIDERATION AND UPON THE RECOMMENDATION OF THE SPECIAL COMMITTEE, CONSISTING SOLELY OF INDEPENDENT DIRECTORS, THE BOARD OF DIRECTORS, OTHER THAN MESSRS. KITTLE AND DOBAK, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK FROM 105,000,000 SHARES TO                      SHARES (PROPOSAL NO. 6); “FOR” THE APPROVAL OF THE ISSUANCE AND SALE OF 900,000,000 SHARES OF OUR COMMON STOCK UPON EXERCISE OF RIGHTS PURSUANT TO A RIGHTS OFFERING (PROPOSAL NO. 7); “FOR” THE APPROVAL OF THE ISSUANCE AND SALE TO ELLIOTT OF ALL UNSUBSCRIBED SHARES OF OUR COMMON STOCK IN THE RIGHTS OFFERING PURSUANT TO THE STANDBY PURCHASE AGREEMENT (PROPOSAL NO. 8); “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER ACTION BY WRITTEN CONSENT (PROPOSAL NO. 9); “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS HOLDING A MAJORITY OF OUR OUTSTANDING COMMON STOCK TO REQUEST THAT THE COMPANY CALL A SPECIAL MEETING (PROPOSAL NO. 10); “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS HOLDING A MAJORITY OF OUR OUTSTANDING COMMON STOCK TO REMOVE DIRECTORS WITH OR WITHOUT CAUSE (PROPOSAL NO. 11); “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS HOLDING A MAJORITY OF OUR OUTSTANDING COMMON STOCK TO AMEND OR REPEAL THE CERTIFICATE OF INCORPORATION (PROPOSAL NO. 12); “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS HOLDING A MAJORITY OF OUR OUTSTANDING COMMON STOCK TO AMEND OR REPEAL THE BYLAWS (PROPOSAL NO. 13); “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DESIGNATE THE COURTS IN THE STATE OF DELAWARE AS THE EXCLUSIVE FORUM FOR ALL LEGAL ACTIONS (PROPOSAL NO. 14); “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO OPT-OUT OF SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW (PROPOSAL NO. 15); AND “FOR” THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO RENOUNCE ANY INTEREST OR EXPECTANCY OF THE COMPANY IN, OR IN BEING OFFERED AN OPPORTUNITY TO PARTICIPATE IN, ANY BUSINESS OPPORTUNITY THAT IS PRESENTED TO ELLIOTT OR ITS DIRECTORS, OFFICERS, SHAREHOLDERS, OR EMPLOYEES (PROPOSAL NO. 16).

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, “FOR” THE ELECTION OF each of THE THREE CLASS I DIRECTOR NOMINEES AND EACH OF THE FOUR CLASS II DIRECTOR NOMINEES, “1 YEAR” on the frequency of future stockholder advisory votes on the compensation of our named executive officers, “FOR” PROPOSAL NO. 2, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 AND 18 AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING. A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or postponement thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address change/comments:

(If you noted an Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR each of the following director nominees:

		For	Withhold	For All
		All	All	Except
		☐	☐	☐
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1.	Election of Class I Directors
Nominees

01	Christopher L. Doerr 02 Brian C. Murray 03 James D. Staley

Election of Class II Directors
Nominees

01	Scott L. Dobak 02 Curtis W. Stoelting 03 William S. Urkiel 04 Michael P. Ward

The Board of Directors recommends that you vote FOR the following proposals:

2.	non-binding advisory vote on the compensation of our named executive officers		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	non-binding advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers	1 Year ☐	2 Years ☐	3 Years ☐	Abstain ☐

4. approve and adopt our 2018 Incentive Compensation Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐
5. approve an amendment to the Certificate to (a) effect a reverse stock split of our common stock and (b) reduce the number of authorized shares of our common stock in a corresponding proportion to the reverse stock split	FOR ☐	AGAINST ☐	ABSTAIN ☐
6. approve an amendment to the Certificate to increase the authorized number of shares of our common stock	FOR ☐	AGAINST ☐	ABSTAIN ☐

7. approve the issuance and sale of 900,000,000 shares of our common stock upon exercise of rights pursuant to a rights offering	FOR ☐	AGAINST ☐	ABSTAIN ☐
8. approve the issuance and sale of all unsubscribed shares of our common stock in the rights offering pursuant to a Standby Purchase Agreement with Elliott	FOR ☐	AGAINST ☐	ABSTAIN ☐
9. approve an amendment to the Certificate to permit stockholder action by written consent	FOR ☐	AGAINST ☐	ABSTAIN ☐
10. approve an amendment to the Certificate to permit stockholders holding a majority of our outstanding common stock to request that the company call a special meeting	FOR ☐	AGAINST ☐	ABSTAIN ☐
11. approve an amendment to the Certificate to permit stockholders holding a majority of our outstanding common stock to remove directors with or without cause	FOR ☐	AGAINST ☐	ABSTAIN ☐
12. approve an amendment to the Certificate to permit stockholders holding a majority of our outstanding common stock to amend or repeal the Certificate	FOR ☐	AGAINST ☐	ABSTAIN ☐
13. approve an amendment to the Certificate to permit stockholders holding a majority of our outstanding common stock to amend or repeal the bylaws	FOR ☐	AGAINST ☐	ABSTAIN ☐
14. approve an amendment to the Certificate to designate the courts in the state of Delaware as the exclusive forum for all legal actions	FOR ☐	AGAINST ☐	ABSTAIN ☐
15. approve an amendment to the Certificate to opt-out of DGCL Section 203	FOR ☐	AGAINST ☐	ABSTAIN ☐
16. approve an amendment to the Certificate to renounce any interest or expectancy of the company in, or in being offered an opportunity to participate in, any business opportunity that is presented to Elliott or its directors, officers, shareholders, or employees	FOR ☐	AGAINST ☐	ABSTAIN ☐
17. ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018	FOR ☐	AGAINST ☐	ABSTAIN ☐
18. authorize the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal Nos. 6, 9, 10, 11, 12, 13, 14, 15, or 16;	FOR ☐	AGAINST ☐	ABSTAIN ☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address change/comments, mark here:		☐
(see reverse for instructions)

Please sign exactly as the name(s) appear(s) heron. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should sign each personally. All holders must sign. If a corporation or partnership, please sign in full corporate partnership name, by authorized officer.

Signature (Please sign within box)	Date	Signature (Joint owners)	Date

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
Roadrunner Transportation Systems, Inc. 1431 Opus Place, Suite 530 Downers Grove, Illinois 60515	If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.